As filed with the Securities and Exchange Commission October 28, 2008

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 243

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 244

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

800-754-8757

Robert J. Zutz, Esq.

K & L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Copies to:

Lina Bhatnagar

Atlantic Fund Administration, LLC

Three Canal Plaza, Suite 600

Portland, Maine 04101

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Rule 485, paragraph (b)(1)

☒	on October 31, 2008 pursuant to Rule 485, paragraph (b)(1)

☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)

☐	on December 31, 2008 pursuant to Rule 485, paragraph (a)(1)

☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)

☐	on [ ] pursuant to Rule 485, paragraph (a)(2)

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered:

Auxier Focus Fund, DF Dent Premier Growth Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund

AUXIER FOCUS FUND

INVESTOR SHARES

PROSPECTUS

November 1, 2008

INVESTMENT OBJECTIVE:

Long-term capital appreciation

5000 S.W. Meadows Road, Suite 410

Lake Oswego, OR 97035-2224

(877) 3-AUXIER (877) 328-9437

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Growth Companies are companies that have exhibited an above average participation in expanding markets, increase in earnings over the past few years and that have strong, and sustainable earnings prospects, and reasonable stock prices.

Value Companies are companies which the Adviser believes are undervalued relative to assets, earnings, growth potential or cash flows.

Market Capitalization means the total value of a company’s common stock in the stock market based on the stock’s market price.

This Prospectus offers Investor Shares of the Auxier Focus Fund (the “Fund”). The Fund also offers A Shares which are not included in this Prospectus.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation. The investment objective of the Fund may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities that the Fund’s investment adviser, Auxier Asset Management LLC (“Adviser”), believes offer growth opportunities at a reasonable price. The Adviser will pursue an investment blend of equity securities of growth companies and value companies. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and depending upon the economic environment and judgment of the Adviser may invest in either growth companies or value companies to the exclusion of the other. The Adviser’s assessment of a security’s growth prospects and value (price) is based on several criteria, including:

•	price to earnings

•	price to cash flow

•	rate of earnings growth

•	consistency in past operating results

•	quality of management, based on the Adviser’s research

•	present and projected industry position, based on the Adviser’s research

The Adviser’s research includes review of public information (such as annual reports), discussions with management, suppliers and competitors, and attending industry conferences.

Under normal circumstances, the Fund will invest primarily in the common stock of medium to large U.S. companies (defined by the Adviser as companies with market capitalizations above $3 billion at the time of investment).

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Certain sectors of the market are likely to be over-weighted compared to others because the Adviser focuses on sectors that it believes demonstrate the best fundamentals for growth at a reasonable price and value, which in the Adviser’s opinion, will be leaders in the U.S. economy. The sectors in which the Fund may be over-weighted will vary at different points in the economic cycle.

The Fund may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a domestic bank or similar financial institution. ADRs are alternatives to the direct purchase of the foreign securities in their national markets and currencies.

The Fund intends to remain primarily invested in equity securities. However, the Fund may invest in short- and long-term debt securities and convertible debt securities of U.S. companies if the Adviser believes that a company’s debt securities offer more potential for long-term total return with less risk than an investment in the company’s equity securities. The Fund may invest up to 25% of its net assets in lower-rated securities or comparable unrated securities (“junk bonds”) rated at the time of purchase BB/Ba or lower by Standard & Poor’s or Moody’s or, unrated, but determined to be of comparable quality by the Adviser. Junk bonds are subject to greater credit and market risk than higher-rated securities.

The Fund also may invest up to 25% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by the Canadian government and its governmental agencies. Some U.S. Government securities are supported by the full faith and credit of the U.S. Government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. In addition, while borrowing securities for outstanding short sales, the Fund provides the lender collateral which is marked to market in an amount equal to the value of the security borrowed. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund engages in short sales against the box it holds simultaneously a short and a long position. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The Fund will not make short sales if, as a result, more than 20% of the Fund’s net assets would be held as collateral for short sales.

The Fund typically sells a security when the Adviser’s research indicates that there has been a deterioration in the company’s fundamentals, such as changes in the company’s competitive position or a lack of management focus. Company fundamentals are the factors reflective of a company’s financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

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The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund’s portfolio securities.

Principal Investment Risks

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The net asset value (“NAV”) of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks include:

Market Risk Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth, and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

Management Risk The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Company Risk The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Sector Risk If the Fund’s portfolio is over-weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector. For example, the health care sector is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. As another example, financial services companies are subject to extensive government regulation. Changes or proposed changes in these regulations may adversely impact the industry. The profitability of companies in the financial services industries can also be significantly affected by the cost of capital, changes in interest rates and price competition.

Smaller Company Risk If the Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively and therefore information about these- companies is not always readily available;

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•

Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market; and

•	More limited business activities, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Equity Risk Investing in equity securities entails risks. Growth stocks may fail to produce earnings or produce lower earnings than anticipated and may lack dividend yield. The true value of value stocks may not be fully realized by the market. Large-cap company stocks may underperform other segments of the equity market or the equity market as a whole. Mid- and small-cap company stocks may have narrower commercial markets, less liquidity and less financial resources than large-cap companies. In addition, common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Value Stocks Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. The Fund’s investments in value stocks may produce more modest gains than more aggressive stock funds.

Growth Stocks Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Foreign Risk Investments in foreign securities involve greater risks than investing in domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities, and changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the value of the Fund’s foreign assets. Foreign securities may be subject to greater fluctuations in price than domestic securities because foreign markets may be smaller and less liquid than domestic markets. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems and certain foreign brokerage commissions and custody fees may be higher than those charged in domestic markets.

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Credit Risk The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may deteriorate and cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid.

High Yield Securities Risk Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund’s investments at favorable prices. In addition, valuation of the Fund’s investments may become more difficult if objective market prices are unavailable. Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade fixed-income securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

Short Sale Risk The Fund may make short sales of securities or maintain a short position, in each case only against the box. A short sale against the box of a stock is where the Fund actually owns the securities but does not want to close out the position; therefore, the downside is limited to the amount paid for the security plus transaction costs. Positions in shorted securities are speculative and more risky than long positions in securities. The Fund may believe it to be in the best interest of shareholders to temporarily cease or unwind all or some short selling activity and invest only in long positions for a period of time and subsequently reinvest in short positions (either directly or through the use of derivatives).

Temporary Defensive Position

In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure. The Fund may also invest in cash and such cash equivalents at anytime to maintain liquidity or pending selection of investments in accordance with it policies.

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Who May Want to Invest in the Fund

The Fund may be suitable for:

•	Long-term investors seeking a fund with a growth investment strategy; or

•	Investors who can tolerate the greater risks associated with common stock investments.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund’s returns as of December 31, 2007. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year and by showing how the Fund’s average annual total returns for the periods compare to a broad measure of market performance.

The Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”) on December 10, 2004. The Predecessor Fund maintained substantially similar investment objectives and investment policies to that of the Fund. Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The Fund is a continuation of the Predecessor Fund. The performance of the Fund’s Investor Shares for the period prior to December 10, 2004 is that of the Predecessor Fund. The net expenses of the Fund’s Investor Shares are the same as the net expenses of the Predecessor Fund.

Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Calendar Year Total Returns The following chart shows the annual total returns of the Investor Shares for the past seven years.

The calendar year to date total return as of September 30, 2008 was x.-11.56% During the periods shown in the chart, the highest quarterly return was 15.64% (for the quarter ended June 30, 2003); and the lowest quarterly return was –8.30% (for the quarter ended September 30, 2002).

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Average Annual Total Returns The following table compares the Fund’s average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Investor Shares as of December 31, 2007, to the S&P 500 Index, the Fund’s benchmark.

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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

Auxier Focus Fund – Investor Class	1 Year	5 Years	Since Inception
Return Before Taxes	5.71%	11.64%	8.20%
Return After Taxes on Distributions	4.96%	11.00%	7.59%
Return After Taxes on Distributions and Sale of Fund Shares	4.72%	10.02%	6.96%
S&P 500 Index	5.49%	12.83%	2.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 Index is a market value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of fees, expenses or taxes.

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FEE TABLE

The following table describes the various fees and expenses that you may pay if you invest in Investor Shares of the Fund. Shareholder fees are charges you pay when buying or selling Investor Shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund class’s assets and are factored into the Fund class’s share price rather than charged directly to your account.

Shareholder Fees (fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (1)(2) (as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (3)	Investor Shares
Management Fees	1.35%
Distribution (12b-1) Fees	None
Other Expenses (4)	0.00%
Total Annual Fund Operating Expenses	1.35%
Fee Waiver and Expense Reimbursement (5)	(0.00)%
Net Expenses	1.35%

(1)

The Fund is intended for long-term investors. Therefore, to discourage short-term trading and market timing which can increase the costs of the Fund, the Fund charges a 2.00% redemption fee on shares redeemed within 180 days after they are purchased, subject to limited exceptions. See “Selling Shares – Redemption Fee” for additional information.

(2)	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

(3)	Based on amounts incurred for the Fund’s fiscal year ended June 30, 2008 stated as a percentage of average daily net assets.

(4)

Other expenses include AFFE Acquired Fund Fees and Expenses (“AFFE”). AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE were less than 0.01% during the most recent fiscal year.

(5)

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses (excluding taxes, portfolio transaction expenses, AFFE and extraordinary expenses) through October 31, 2009 to the extent necessary to maintain the total annual operating expenses at 1.35% of the average daily net assets. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees of Forum Funds at any time. Total annual operating expenses may increase if exclusions from the contractual waiver would apply.

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Example:

The following is a hypothetical example intended to help you compare the cost of investing in the Fund’s Investor Shares to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses (first year only) remain as stated in the table above (with the contractual waiver expiring at the end of the first year) and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

Auxier Focus Fund Investor Class

1 Year	3 Years	5 Years	10 Years
$137	$428	$739	$1,624

Your costs would be the same if you did not redeem your shares during the time periods indicated above.

MANAGEMENT

The Fund is a series of Forum Funds (the “Trust”), a registered open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the “Board”). The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser

Auxier Asset Management LLC, (the “Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund. The Adviser is located at 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224. As of June 30, 2008, the Adviser managed approximately $371 million in assets. The Adviser receives an advisory fee of 1.35% of the average daily net assets of the Fund. The Adviser uses the Management Fees to pay all expenses of the Fund except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses on short sales), acquired fund fees and expenses (“AFFE”), and distribution expenses. For the fiscal year ended June 30, 2008, the Adviser waived a portion of its fee.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund’s semi-annual report for the six months ended December 31, 2007.

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J. Jeffrey Auxier, President and Chief Investment Officer of the Adviser since its inception in 1998, is responsible for the day-to-day management of the Fund. He has been Portfolio Manager of the Fund (including Predecessor Fund) since its inception in 1999. He is a graduate of the University of Oregon, and began his investment career in 1982. Mr. Auxier has extensive money management experience. As a portfolio manager with Smith Barney, Mr. Auxier managed money for high net worth clients on a discretionary basis from 1988 until he founded the Adviser in July 1998. In 1993, Mr. Auxier was designated a Smith Barney Senior Portfolio Management Director, the highest rank in the company’s Portfolio Management Program, and was chosen as the top Portfolio Manager from among 50 Portfolio Managers in the Smith Barney Consulting Group. In 1997 and 1998, Money magazine named him as one of their top ten brokers in the country. Mr. Auxier was a Senior Vice President with Smith Barney when he left to found the Adviser.

The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”), provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers to the Trust. Atlantic provides the Fund with the Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser Atlantic or their affiliates.

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Fund Expenses

The Adviser pays for the Fund’s operating expenses except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest an dividend expenses on short sales), AFFE and distributions. Expenses of the Fund’s Investor shares consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. The Adviser may waive all or any portion of its fees and/or reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect. Current fee waivers/expense reimbursements are reflected in the section titled “Fee Tables.”

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YOUR ACCOUNT

How to Contact the Fund

Write to us at:

Auxier Focus Fund

P.O. Box 588

Portland, Maine 04112

Overnight Address:

Auxier Focus Fund

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Telephone us at:

877-328-9437 (Toll Free)

Wire investments (or ACH payments):

Please contact the transfer agent at 877-328-9437 to request a purchase by ACH payment or instruct a purchase by wire. The instructions are as follows:

The Huntington National Bank

Westerville, OH

Atlantic Shareholder Services, LLC FBO Forum Funds

ABA 044000024

Account #01892542416:

Ref: Fund Name and Shareholder Name

General Information

You may purchase or sell (redeem) shares at the NAV, next calculated after the transfer agent or an authorized agent of the Fund receives your request in proper form (as described in this Prospectus on pages 14 through 20) on each weekday that the New York Stock Exchange (“NYSE”) is open. For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day’s NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions. Under unusual circumstances, the Fund’s investor Shares may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals and wire redemption privileges when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the SEC.

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When and How NAV is Determined The Fund calculates its NAV as of the close of the NYSE normally 4:00 p.m., Eastern time on each weekday except days when the NYSE is closed. The schedule of holidays when the NYSE is closed is below. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed. The time at which the NAV is calculated may change in case of an emergency.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting the liabilities and then dividing the results (net assets) by the number of the Fund’s shares outstanding. If the Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE, normally 4:00 p.m. Eastern Time on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end registered investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures (“Procedures”) adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. The Board has delegated fair value determinations to a Valuation Committee consisting of certain members of the Board, officers of the Trust, and representatives of the Adviser when the Fund’s securities require fair valuation. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

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The Fund’s investment in securities of smaller companies is more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, the Fund’s investment in foreign securities is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors, and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

To the extent the Fund’s portfolio investments trade in markets on days when that Fund is not open for business that Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which that Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

NYSE Holiday Schedule The NYSE is open every weekday, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Transactions through Third Parties If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

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The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

From time to time and at its own expense, the Adviser may also provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

Anti-Money Laundering Program Customer identification and verification are part of the Trust’s overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Buying Shares

How to Make Payments Unless purchased through a third-party financial institution, all investments must be made by check, automated clearing house (“ACH”) or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to “Auxier Focus Fund” or to one or more owners of the account and endorsed to “Auxier Focus Fund.” For all other accounts, the check must be made payable on its face to “Auxier Focus Fund.” A $20 charge may be imposed on any returned checks.

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ACH Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service. See “How to Contact the Fund” on page 13.

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000	$50
Tax Favored Retirement Plans	$3,000	$50
Systematic Investment Plans
• Standard Accounts	$2,000	$50
• Tax Favored Retirement Plan	$2,000	$50

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Trust officers.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, physical address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

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The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the NAV calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Compliance Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy on Prohibiton on Foreign Shareholders The Fund requires that all shareholders must be U.S. citizens or resident aliens residing in the U.S. or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Limitations on Frequent Purchases The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

In addition, the sale of the Fund’s Investor Shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 180 days of purchase. See “Selling Shares – Redemption Fee” for additional information. The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

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The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and employ other measures to discourage market timing, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing of the Fund.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants)	• Instructions must be signed by all persons required to sign exactly as their names appear on the account

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	• Depending on state laws, you can set up a custodial account under UGMA or UTMA • The custodian must sign instructions in a manner indicating custodial capacity

Corporations/Other

•        Submit a certified copy of its articles of incorporation (a government-issued business or other document that reflects the existence of the entity) and corporate resolution or secretary’s certificate.

Trusts

•        The trust must be established before an account can be opened

•        Provide the first and signature pages from the trust documents identifying the trustees

•        Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust

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Investment Procedures

How to Open an Account	How to Add to Your Account
Through your Financial Adviser Contact your adviser using the method that is most convenient for you	Through your Financial Adviser Contact your adviser using the method that is most convenient for you

By Check

•        Call us, write us or visit www.auxierasset.com for an account application

•        Complete the application (and other required documents, if applicable)

•        Mail us your original application (and other required documents, if applicable) and a check

By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check

By Wire

•        Call us, write us or visit www.auxierasset.com for an account application

•        Complete the application (and other required documents, if applicable)

•        Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number

•        Mail us your original application (and other required documents, if applicable)

•        Instruct your financial institution to wire your money to us

By Wire • Call to notify us of your incoming wire • Instruct your financial institution to wire your money to us

By ACH Payment

•        Call us, write us or visit www.auxierasset.com for an account application

•        Complete the application (and other required documents, if applicable)

•        Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number

•        Mail us your original application (and other required documents, if applicable)

•        We will electronically debit the purchase amount from the financial institution account identified in your account application

By Systematic Investment

•        Complete the systematic investment section of the application

•        Attach a voided check to your application

•        Mail us the completed original application and voided check

•        We will electronically debit the purchase amount from the financial institution identified in your account application

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Systematic Investments You may invest a specified amount of money (up to $25,000 per transaction) in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50 (including tax favored retirement plans).

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent directly incurred as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

The Fund processes redemption orders received in good order (refer to “How to Sell Shares from Your Account” in the following table), promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay processing redemption requests until such payment is received, which may be up to 15 calendar days.

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How to Sell Shares from Your Account

Through a Financial Adviser

•	Contact your adviser by the method that is most convenient for you

By Mail

•	Prepare a written request including:

•	Your name(s) and signature(s)

•	Your account number

•	The Fund name

•	The dollar amount or number of shares you want to sell

•	How and where to send the redemption proceeds

•	Obtain a signature guarantee (if required) (See “Signature Guarantee Requirements” below)

•	Obtain other documentation (if required)(See “Wire or ACH Redemption Privileges” below)

•	Mail us your request and documentation

By Wire

•	Wire redemptions are only available if you did not decline wire redemption privileges on your account applications. Wire redemption are only available if your redemption is for $5,000 or more

•	Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or

•	Mail us your request (See “By Mail”)

By Telephone

•	Call us with your request (unless you declined telephone redemption privileges on your account application)

•	Provide the following information:

•	Your account number

•	Exact name(s) in which the account is registered

•	Additional form of identification

•	Redemption proceeds will be:

•	Mailed to you or

•	Electronically credited to your account at the financial institution identified on your account application

Systematically

•	Complete the systematic withdrawal section of the application

•	Attach a voided check to your application

•	Mail us your original completed application

•	Redemption proceeds will be mailed to your address of record or electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire or ACH is $5,000.

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Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

Systematic Withdrawals You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment or wire, or to your address of record if by check. Systematic withdrawals must be for at least $250. If payment is to be by wire, the minimum amount payable by wire is $5,000.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must have a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name

•	Redemptions from an account for which the address or account registration has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•	Adding or changing ACH or wire instructions or telephone redemption option or any other election in connection with your account

The transfer agent reserves the right to require a Medallion signature guarantee on all redemptions.

Redemption Fee The Fund’s Investor Shares are subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 180 days from the date of purchase. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (“FIFO”) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

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The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name

•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

•	Redemptions of shares purchased through a dividend reinvestment program

•	Redemptions pursuant to a systematic withdrawal plan

•	Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution’s account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Small Accounts With respect to the Fund, if the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund retains the right to close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.

Redemptions In Kind The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s assets). To the extent a Fund shareholder redeems its Fund holdings in-kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.

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Lost Accounts The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two or more occasions, unless the transfer agent determines your new address. When an account is “lost”, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the transfer agent locates you or, through the escheatment process, remits the funds to the state of your last known address.

Tax Favored Retirement Plans

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax favored retirement plans, including: individual retirement plans (“IRAs”); simplified employee pensions (“SEPs”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent regarding retirement plan options. Please consult with an attorney or tax adviser regarding investment in the Fund through a retirement account.

OTHER INFORMATION

Distributions

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

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Taxes

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of net long-term capital gain (if any) are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund’s distributions will consist primarily of long-term capital gain. Distributions may also be subject to certain state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is generally a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

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Organization

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust, including the Fund, are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the financial performance of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended June 30, 2008 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

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	Year Ended June 30,
	2008	2007	2006	2005	2004(a)
Selected Data for a Single Share
Beginning Net Asset Value Per Share	$17.06	$14.76	$14.64	$13.74	$11.68

Investment Operations
Net investment income (loss) (b)	0.18	0.38	0.21	0.15	0.13
Net realized and unrealized gain (loss) on investments	(2.24)	2.66	0.30	1.08	2.10

Total from Investment Operations	(2.06)	3.04	0.51	1.23	2.23

Distributions to Shareholders From
Net investment income	(0.31)	(0.27)	(0.18)	(0.08)	(0.17)
Net realized gain on investments	(0.47)	(0.47)	(0.21)	(0.25)	—

Total Distributions to Shareholders	(0.78)	(0.74)	(0.39)	(0.33)	(0.17)

Redemption Fee (b)	— (c)	— (c)	— (c)	— (c)	—

Ending Net Asset Value Per Share	$14.22	$17.06	$14.76	$14.64	$13.74

Total Return	(12.56)%	21.11%	3.44%	9.01%	19.17%
Ratios/Supplementary Data
Net Assets at End of Period (000’s omitted)	$103,664	$116,774	$103,642	$96,395	$63,885
Ratios to Average Net Assets
Net investment income	1.10%	2.40%	1.44%	1.09%	0.97%
Net expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses (d)	1.36%	1.36%	1.36%	1.35%	1.35%
Portfolio Turnover Rate	19%	16%	28%	28%	18%

(a)	Audited by another Independent Registered Public Accounting Firm.

(b)	Calculated based on average shares outstanding for the period.

(c)	Less than $0.01 per share.

(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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AUXIER FOCUS FUND

For More Information

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this prospectus.

Contacting the Fund

You can get free copies of the Fund’s annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Auxier Focus Fund

P.O. Box

588

Portland, Maine 04112

(877) 328-9437 (toll free)

The prospectus, SAI and annual reports are made available on the Fund’s website at www.auxierasset.com. The semi-annual reports are not posted because only the Fund’s most frequently requested literature is made available.

Securities and Exchange Commission Information

You can also review and copy the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s website at www.sec.gov.

Distributor

Foreside Fund Services, LLC

www.foresides.com

Investment Company Act File No. 811-3023

204-PRU1-1108

AUXIER FOCUS FUND

A SHARES

PROSPECTUS

November 1, 2008

INVESTMENT OBJECTIVE:

Long-term capital appreciation

5000 S.W. Meadows Road, Suite 410

Lake Oswego, OR 97035-2224

(877) 3-AUXIER (877) 328-9437

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Growth Companies are companies that have exhibited an above average participation in expanding markets, increase in earnings over the past few years and that have strong, and sustainable earnings prospects.

Value Companies are companies which the Adviser believes are undervalued relative to assets, earnings, growth potential or cash flows.

Market Capitalization means the total value of a company’s common stock in the stock market based on the stock’s market price.

This Prospectus offers A Shares of the Auxier Focus Fund (the “Fund”). The Fund also offers Investor Shares which are not included in this Prospectus.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation. The investment objective of the Fund may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities that the Fund’s investment adviser, Auxier Asset Management LLC (“Adviser”), believes offer growth opportunities at a reasonable price. The Adviser will pursue an investment blend of equity securities of growth companies and value companies. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and depending upon the economic environment and judgment of the Adviser may invest in either growth companies or value companies to the exclusion of the other. The Adviser’s assessment of a security’s growth prospects and value (price) is based on several criteria, including:

•	price to earnings

•	price to cash flow

•	rate of earnings growth

•	consistency in past operating results

•	quality of management based on the Adviser’s research

•	present and projected industry position, based on the Adviser’s research

The Adviser’s research includes review of public information (such as annual reports), discussions with management, suppliers and competitors, and attending industry conferences.

Under normal circumstances, the Fund will invest primarily in the common stock of medium to large U.S. companies (defined by the Adviser as companies with market capitalizations above $3 billion at the time of investment). Certain sectors of the market are likely to be over-weighted compared to others because the Adviser focuses on sectors that it believes demonstrate the best fundamentals for growth at a reasonable price and /or value, which the Adviser’s opinion, will be leaders in the U.S. economy. The sectors in which the Fund may be over-weighted will vary at different points in the economic cycle.

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The Fund may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a domestic bank or similar financial institution. ADRs are alternatives to the direct purchase of the foreign securities in their national markets and currencies.

The Fund intends to remain primarily invested in equity securities. However, the Fund may invest in short- and long-term debt securities and convertible debt securities of U.S. companies if the Adviser believes that a company’s debt securities offer more potential for long-term total return with less risk than an investment in the company’s equity securities. The Fund may invest up to 25% of its net assets in lower-rated securities or comparable unrated securities (“junk bonds”) rated at the time of purchase BB/Ba or lower by Standard & Poor’s or Moody's or, unrated, but determined to be of comparable quality by the Adviser. Junk bonds are subject to greater credit and market risk than higher-rated securities.

The Fund also may invest up to 25% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by the Canadian Government and its governmental agencies. Some U.S. Government securities are supported by the full faith and credit of the U.S. Government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. In addition, while borrowing securities for outstanding short sales, the Fund provides the lender collateral which is marked to market in an amount equal to the value of the security borrowed. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund engages in short sales against the box it holds simultaneously a short and a long position. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The Fund will not make short sales if, as a result, more than 20% of the Fund’s net assets would be held as collateral for short sales.

The Fund typically sells a security when the Adviser’s research indicates that there has been deterioration in the company’s fundamentals, such as changes in the company’s competitive position or a lack of management focus. Company fundamentals are the factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

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The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund’s portfolio securities.

Principal Investment Risks

In general, stock values are affected by activities specific to a company as well as general market, economic and political conditions. The net asset value (“NAV”) of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks include:

Market Risk Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth, and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

Management Risk The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Company Risk The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Sector Risk If the Fund’s portfolio is over-weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector. For example, the health care sector is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. As another example, financial services companies are subject to extensive government regulation. Changes or proposed changes in these regulations may adversely impact the industry. The profitability of companies in the financial services industries can also be significantly affected by the cost of capital, changes in interest rates and price competition.

Smaller Company Risk If the Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;

•

Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market; and

•	More limited business activities, markets and financial resources make these companies more susceptible to economic or market setbacks.

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For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Equity Risk Investing in equity securities entails risks. Growth stocks may fail to produce earnings or produce lower earnings than anticipated and may lack dividend yield. The true value of value stocks may not be fully realized by the market. Large-cap company stocks may underperform other segments of the equity market or the equity market as a whole. Mid- and small-cap company stocks may have narrower commercial markets, less liquidity and less financial resources than large-cap companies. In addition, common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Value Stocks Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. The Fund’s investments in value stocks may produce more modest gains than more aggressive stock funds.

Growth Stocks Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Foreign Risk Investments in foreign securities involve greater risks than investing in domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities, and changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the value of the Fund’s foreign assets. Foreign securities may be subject to greater fluctuations in price than domestic securities because foreign markets may be smaller and less liquid than domestic markets. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems and certain foreign brokerage commissions and custody fees may be higher than those charged in domestic markets.

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Credit Risk The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may deteriorate and cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid.

High Yield Securities Risk Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund’s investments at favorable prices. In addition, valuation of the Fund’s investments may become more difficult if objective market prices are unavailable. Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade fixed-income securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

Short Sale Risk The Fund may make short sales of securities or maintain a short position, in each case only against the box. A short sale against the box of a stock is where the Fund actually owns the securities but does not want to close out the position; therefore, the downside is limited to the amount paid for the security plus transaction costs. Positions in shorted securities are speculative and more risky than long positions in securities. The Fund may believe it to be in the best interest of shareholders to temporarily cease or unwind all or some short selling activity and invest only in long positions for a period of time and subsequently reinvest in short positions (either directly or through the use of derivatives).

Temporary Defensive Position

In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure. The Fund may also invest in cash and such cash equivalents at anytime to maintain liquidity or pending selection of investments in accordance with it policies.

Who May Want to Invest in the Fund

The Fund may be suitable for:

•	Long-term investors seeking a fund with a growth investment strategy; or

•	Investors who can tolerate the greater risks associated with common stock investments.

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PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund’s returns as of December 31, 2007. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns for the periods shown compared to a broad measure of market performance.

The Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”) on December 10, 2004. The Predecessor Fund maintained substantially similar investment objectives and investment policies to that of the Fund. Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The Fund is a continuation of the Predecessor Fund. The performance of the Fund’s Investor Shares for the period prior to December 10, 2004 is that of the Predecessor Fund. The net expenses of the Fund’s Investor Shares are the same as the net expenses of the Predecessor Fund. A Shares commenced operations on July 8, 2005. As such, the return shown for the periods prior to commencement of the A Shares is of that of the Fund’s Investor Shares, which are not offered in this Prospectus. A Shares have different annual operating expenses, distribution fees and/or sale charges. Their performance varies from the performance of the Investor Shares.

Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Calendar Year Total Returns The following chart shows the annual total return of A Shares for 2006 and 2007. For the calendar year 2005, the performance is a blend of A Shares and Investor Shares: performance for the period from January 1, 2005 to July 7, 2005 is that of Investor Shares and from July 8, 2005 to December 30, 2005 is that of A Shares. Prior years’ performance is that of the Investor Shares. Sales loads or redemption fees are not reflected in the bar chart. If these amounts were reflected the annual total returns would be less than that shown.

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The calendar year-to-date total return as of September 30, 2008 was -11.61%.

During the period shown in the chart the highest quarterly return was 15.64% (for the quarter ended June 30, 2003); and the lowest quarterly return was -8.30% (for the quarter ended September 30, 2002).

Average Annual Total Returns The following table compares the Fund’s A Shares average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of A Shares as of December 31, 2007, to the S&P 500 Index, the Fund’s benchmark. Performance Information for A Shares reflects the deduction of the maximum sales load.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

Auxier Focus Fund	1 Year	5 Years (1)	Since Inception (1)
A Shares – Return Before Taxes	(0.31)%	10.35%	7.46%
A Shares – Return After Taxes on Distributions	(1.02)%	9.72%	6.86%
A Shares – Return After Taxes on Distributions and Sale of Fund Shares	0.75%	8.87%	6.29%
S&P 500 Index (2)	5.49%	12.83%	2.19%

(1)	A Shares commenced operations on July 8, 2005. Performance for the 5-year period and the Since Inception periods are blended average annual returns which include the returns of Investors Shares prior to the commencement of operations of A Shares.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of fees, expenses or taxes.

FEE TABLE

The following table describes the various fees and expenses that you may pay if you invest in A Shares of the Fund. Shareholder fees are charges you pay when buying or selling the shares. Operating expenses, which include fees of the Adviser, are paid out of a Fund class’s assets and are factored into a Fund class’s share price rather than charged directly to your account.

Shareholder Fees (1) (fees paid directly from your investment)	A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price) (2)	5.75%
Maximum Contingent Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of the sale price or cost)(3)	1.00%
Redemption Fee (as a percentage of amount redeemed) (4)(9)	2.00%

Annual Fund Operating Expenses (5) (expenses that are deducted from Fund assets)	A Shares
Management Fees	1.35%
Distribution (12b-1) Fees (6)	0.25%
Other Expenses (7)	0.00%
Total Annual Fund Operating Expenses	1.60%
Fee Waiver and Expense Reimbursement (8)	(0.25)%
Net Expenses	1.35%

(1)	Because of rounding of the calculation in determining sales charges, the charges may be more or less than shown in the table.

(2)	No initial sales charge is applied to purchases of $1 million or more.

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(3)

A Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares purchased without an initial sales charge and redeemed less than one year after they are purchased. The Fund waives this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

(4)

To discourage short-term trading and market timing, which can increase the Fund’s costs, the Fund charges a redemption fee on shares redeemed within 180 days after they are purchased, subject to limited exceptions. See “Selling Shares – Redemption Fee” for additional information.

(5)	Based on amounts for the Fund’s fiscal year ended June 30, 2008 stated as a percentage of average daily net assets.

(6)

The Fund has adopted a Rule 12b-1 Plan to pay for the distribution of fund shares and for services provided to shareholders. The Plan provides for payments at annual rates (based on average net assets) of up to 0.25%.

(7)

Other expenses include Acquired Fund Fees and Expenses (“AFFE”). AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE were less than 0.01% during the most recent fiscal year.

(8)

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses AFFE and extraordinary expenses) through October 31, 2009 to the extent necessary to maintain the total annual operating expenses at 1.35% of the average daily net assets of the A Shares of the Forum Funds. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees of Forum Funds at anytime. Total Annual Operating Expenses may increase if exclusions from the contractual waiver would apply.

(9)	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

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Example:

The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class’s Net Expenses (first year only) and Total Annual Fund Operating Expenses remain as stated in the previous table (with the contractual waivers expiring at the end of the first year) and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Auxier Focus Fund A Shares
1 Year	3 Years	5 Years	10 Years
$705	$1,028	$1,374	$2,346

Your costs would be the same if you did not redeem your shares during the time periods indicated above.

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MANAGEMENT

The Fund is a series of Forum Funds (the “Trust”), a registered open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the “Board”). The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser

Auxier Asset Management LLC, (the “Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund. The Adviser is located at 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224. As of June 30, 2008, the Adviser managed approximately $371 million in assets. The Adviser receives an advisory fee of 1.35% of the average daily net assets of the Fund. The Adviser uses the Management Fees to pay all expenses of the Fund except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses on short sales), AFFE and Rule 12b-1 expenses. For the fiscal year ended June 30, 2008, the Adviser waived a portion of its fee.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund’s semi-annual report for the six months ended December 31, 2008.

J. Jeffrey Auxier, President and Chief Investment Officer of the Adviser since its inception in 1998, is responsible for the day-to-day management of the Fund. He has been Portfolio Manager of the Fund (including Predecessor Fund) since its inception in 1999. He is a graduate of the University of Oregon, and began his investment career in 1982. Mr. Auxier has extensive money management experience. As a Portfolio Manager with Smith Barney, Mr. Auxier managed money for high net worth clients on a discretionary basis from 1988 until he founded the Adviser in July 1998. In 1993, Mr. Auxier was designated a Smith Barney Senior Portfolio Management Director, the highest rank in the company’s Portfolio Management Program, and was chosen as the top Portfolio Manager from among 50 Portfolio Managers in the Smith Barney Consulting Group. In 1997 and 1998, Money magazine named him as one of their top ten brokers in the country. Mr. Auxier was a Senior Vice President with Smith Barney when he left to form the Adviser.

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The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund “supermarket” platforms providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”), provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust. Atlantic provides the Fund with the Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”) acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser, Atlantic or their affiliates.

Fund Expenses

The Adviser pays for the Fund’s operating expenses except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses), AFFE, and distribution (12b-1). Expenses of each share class include that class’s own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. The Adviser may waive all or any portion of its fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect. Current fee waivers/expense reimbursements are reflected in the section titled “Fee Tables.”

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YOUR ACCOUNT

How to Contact the Fund

Write to us at:

Auxier Focus Fund

P.O. Box 588

Portland, Maine 04112

Overnight Address:

Auxier Focus Fund

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Telephone us at:

877-328-9437 (Toll Free)

Wire investments (or ACH payments):

Please contact the transfer agent at 877-328-9437 to request a purchase by ACH payment or instruct a purchase by wire. The instructions are as follows:

The Huntington National Bank

Westerville, OH

Atlantic Shareholder Services, LLC FBO Forum Funds

ABA 044000024

Account #01892542416:

Ref: Fund Name and Shareholder Name

General Information

You may purchase or sell (redeem) shares at the NAV, next calculated after the transfer agent or an authorized agent of the Fund receives your request in proper form (as described in this Prospectus on pages 22 through 25) on each weekday that the New York Stock Exchange (“NYSE”) is open. For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day’s NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions. Under unusual circumstances, the Fund’s investor Shares may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals and wire redemptions privileges when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the SEC.

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When and How NAV is Determined The Fund calculates its NAV as of the close of the NYSE, normally 4:00 p.m. Eastern time on each weekday except days when the NYSE is closed. The schedule of holidays when the NYSE is closed is below. The time at which the NAV is calculated may change in case of an emergency.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting the liabilities, and then dividing the result (net assets) by the number of the Fund’s shares outstanding. If the Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE, normally 4:00 p.m. Eastern Time on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end registered investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures (“Procedures”) adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. The Board has delegated fair value determinations to a Valuation Committee consisting of certain members of the Board, officers of the Trust, and representatives of the Adviser when the Fund’s securities require fair valuation. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

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The Fund’s investment in securities of smaller companies is more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, the Fund’s investment in foreign securities is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors, and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

NYSE Holiday Schedule The NYSE is open every weekday, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Transactions through Third Parties If you invest through a broker or other financial institution, the policies and fees charged (other then sales charges) by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

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The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

From time to time and at its own expense, the Adviser may also provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

Anti-Money Laundering Program Customer identification and verification are part of the Trust’s overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Buying Shares

How to Make Payments Unless purchased through a third-party financial institution, all investments must be made by check, automated clearing house (“ACH”) or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

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Checks For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to “Auxier Focus Fund” or to one or more owners of the account and endorsed to “Auxier Focus Fund.” For all other accounts, the check must be made payable on its face to “Auxier Focus Fund.” A $20 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service. See “How to Contact the Fund” on page 12.

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$50
Tax Favored Retirement Plans	$2,000	$50
Accounts with Systematic Investment Plans	$2,000	$50

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Trust officers.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, physical address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

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When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the NAV calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges and/or redemption fees assessed.

The Fund may reject your application under the Trust’s Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy on Prohibiton on Foreign Shareholders The Fund requires that all shareholders must be U.S. citizens or resident aliens residing in the U.S. or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Limitations on Frequent Purchases The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel, restrict, or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

In addition, the sale of the Fund’s A Shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 180 days of purchase. See “Selling Shares – Redemption Fee” for additional information. The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

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Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

Investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and employ other measures to discourage frequent market timing, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

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Account Requirements

Type of Account	Requirement

Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants)	• Instructions must be signed by all persons required to sign exactly as their names appear on the account

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	• Depending on state laws, you can set up a custodial account under UGMA or UTMA • The custodian must sign instructions in a manner indicating custodial capacity

Corporations/Other

•        Submit a certified copy of its articles of incorporation (a government-issued business or other document that reflects the existence of the entity) and corporate resolution or secretary’s certificate.

Trusts

•        The trust must be established before an account can be opened

•        Provide the first and signature pages from the trust documents identifying the trustees

•        Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust

Investment Procedures

How to Open an Account	How to Add to Your Account
Through your Financial Adviser • Contact your adviser using the method that is most convenient for you	Through your Financial Adviser • Contact your adviser using the method that is most convenient for you

By Check

•        Call us, write us or visit www.auxierasset.com for an account application

•        Complete the application (and other required documents, if applicable)

•        Mail us your original application (and other required documents, if applicable) and a check

By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check

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By Wire

•        Call us, write us or visit www.auxierasset.com for an account application

•        Complete the application (and other required documents, if applicable)

•        Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number

•        Mail us your original application (and other required documents, if applicable)

•        Instruct your financial institution to wire your money to us

By Wire • Call to notify us of your incoming wire • Instruct your financial institution to wire your money to us

By ACH Payment

•        Call us, write us or visit www.auxierasset.com for an account application

•        Complete the application (and other required documents, if applicable)

•        Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number

•        Mail us your original application (and other required documents, if applicable)

•        We will electronically debit the purchase amount from the financial institution account identified in your account application

By Systematic Investment

•        Complete the systematic investment section of the application

•        Attach a voided check to your application

•        Mail us the completed original application and voided check

•        We will electronically debit the purchase amount from the financial institution identified in your account application

Systematic Investments You may invest a specified amount of money (up to $25,000 per transaction) in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50 (including tax favored retirement plans).

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

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Selling Shares

The Fund processes redemption orders received in good order (refer to “How to Sell Shares from Your Account” in the following table), promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account

Through a Financial Adviser

•	Contact your adviser by the method that is most convenient for you

By Mail

•	Prepare a written request including:

•	Your name(s) and signature(s)

•	Your account number

•	The Fund name

•	The dollar amount or number of shares you want to sell

•	How and where to send the redemption proceeds

•	Obtain a signature guarantee (if required) (See “Signature Guarantee Requirements” below)

•	Obtain other documentation (if required)(See “Wire or ACH Redemption Privileges” below)

•	Mail us your request and documentation

By Wire

•	Wire redemptions are only available if you did not decline wire redemption privileges on your account application. Wire redemptions are only available if your redemption is for $5,000 or more.

•	Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or

•	Mail us your request (See “By Mail”)

By Telephone

•	Call us with your request (unless you declined telephone redemption privileges on your account application)

•	Provide the following information:

•	Your account number

•	Exact name(s) in which the account is registered

•	Additional form of identification

•	Redemption proceeds will be:

•	Mailed to you or

•	Electronically credited to your account at the financial institution identified on your account application

Systematically

•	Complete the systematic withdrawal section of the application

•	Attach a voided check to your application

•	Mail us your original completed application

•	Redemption proceeds will be mailed to your address of record or electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

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Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

Systematic Withdrawals You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment or wire, or to your address of record if by check. Systematic withdrawals must be for at least $250. If payment is to be by wire, the minimum amount payable by wire is $5,000.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must have a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name

•	Redemptions from an account for which the address or account registration has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•	Adding or changing ACH or wire instructions or telephone redemption option or any other election in connection with your account

The transfer agent reserves the right to require a Medallion signature guarantees on all redemptions.

Redemption Fee The Fund’s A Shares are subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 180 days after the date of purchase. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (“FIFO”) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

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There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name

•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

•	Redemptions of shares purchased through a dividend reinvestment program

•	Redemptions pursuant to a systematic withdrawal plan

•	Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, then no redemption fees will be charged directly to the Financial Institution’s account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Small Accounts With respect to the Fund, if the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund retains the right to close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.

Redemptions In Kind The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s assets). To the extent a Fund shareholder redeems its Fund holdings in-kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.

Lost Accounts The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two or more occasions, unless the transfer agent determines your new address. When an account is “lost”, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the transfer agent locates you or, through the escheatment process, remits the funds to the state of your last known address.

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A Shares A Shares are available through registered broker-dealers, investment advisers, banks and other financial institutions. A Shares are sold at the public offering price, which is the NAV per share plus any initial sales charge as described below. Unless waived or discounted, you pay an initial sales charge on purchases of A Shares. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

Breakpoints

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints allow larger investments in A Shares to be charged lower sales charges. If you invest $50,000 or more in A Shares of the Fund, then you are eligible for a reduced sales charge.

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Dealer Reallowance %
$0 but less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.25%	4.44%	3.50%
$250,000 but less than $500,000	3.50%	3.63%	2.75%
$500,000 but less than $1,000,000	2.75%	2.83%	2.00%
$1,000,000 and up	0.00%	0.00%	0.00%

(1)	Rounded to the nearest one hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than shown in the table.

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You pay no initial sales charge on purchases of A Shares in the amount of $1 million or more, and on purchases made through certain intermediaries. On these purchases, the dealer of record may pay a sales commission of up to 1.00% of the purchase amount. A Shares are subject to a 12b-1 fee of 0.25% of the NAV. If you purchased your A Shares without a sales charge and you redeem your A Shares within 12 months of purchase, you will be subject to a 1.00% CDSC. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

Reduced Sales Charges – A Shares You may qualify for a reduced initial sales charge on purchases of the Fund’s A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sale charge under ROA, the Fund will combine the value of your current purchase with the value of all share classes of any other series of the Trust managed by the Adviser (as of the Fund’s prior business day) and that were purchased previously for accounts (i) in your name, (ii) in your spouse’s name, (iii) in the name of you and your spouse (iv) in the name of your minor children under the age of 21, and (v) sharing the same mailing addresses (“Accounts”).

To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding those Accounts:

•	Information or records regarding A Shares held in all accounts in your name at the transfer agent;

•	Information or records regarding A Shares held in all accounts in your name at a financial intermediary; and

•	Information or records regarding A Shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

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You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund’s A Shares within a future period of 13 months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

Elimination of Initial Sales Charges – A Shares Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares’ distributions. No sales charge is assessed on purchases made for investment purposes by:

•	A qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) or a plan operating consistent with Section 403(b) of the IRC

•

Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee

•

Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the Distributor, any of their affiliates or any organization with which the Distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, “relatives”) of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative

•

Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts)

Purchases of A Shares in an amount equal to investments of $1 million or more are not subject to a initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if such shares are redeemed within one year of purchase. In addition to the waivers previously discussed, purchases of A Shares in an amount less than $1 million may be eligible for a waiver of the sales charge in the following circumstances:

•

Purchases made through certain intermediaries, which may include the following: National Financial Services LLC NTF (“Fidelity”), National Investor Services Corp. NTF (“TD Waterhouse”), Charles Schwab OneSource NTF, U.S. Clearing Corp., E-Trade, Scottrade, Investmart, Ameritrade and Pershing

•

Purchases by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker dealers or other service organizations which have entered into service agreements with the Fund. Such programs generally have other fees and expenses, so you should read any materials provided by that organization.

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The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

Contingent Deferred Sales Charge Schedule – A Shares A CDSC is assessed on redemptions of A Shares that were part of a purchases of $1 million or more. The CDSC is assessed as follows:

Redeemed Within	Sales Charge
First year of purchase	1.00%
Thereafter	0.00%

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

CDSC Exempt Transactions With respect to A Shares of the Fund, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on:

•	Redemptions of shares acquired through the reinvestment of dividends and distributions;

•	Involuntary redemptions by the Fund of a shareholder account with a low account balance;

•	Involuntary redemptions by the Fund of a shareholder account if the Fund or its agents reasonably believes that fraudulent or illegal activity is occurring or is about to occur in the account;

•	Redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder’s death or disability;

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•

Redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment, or an excess contribution; and

•

Required distributions from an IRA or other retirement account after the accountholder reaches the age of 70 1/2. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

Rule 12b-1 Plan The Trust has adopted Rule 12b-1 plans under which the Fund pays the Distributor 0.25% of the average daily net assets of A Shares for distribution services and the servicing of shareholder accounts. Because A Shares pay these distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plans to the Adviser or any other approved entity that provide distribution and shareholder services with respect to A Shares.

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Tax Favored Retirement Plans

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-favored retirement plans, including: individual retirement accounts (“IRAs”); simplified employee pensions (“SEPs”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent regarding investment in the Fund through a retirement account.

OTHER INFORMATION

Distributions

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

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Taxes

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of net long-term capital gain (if any)are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund’s distributions will consist primarily of long-term capital gain. Distributions may also be subject to certain state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is generally a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

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Organization

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust, including the Fund, are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the series). From time to time, large shareholders may control the Fund or the Trust.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the financial performance since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended June 30, 2008 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	A Shares (b)
	Year Ended June 30, 2008	Year Ended June 30, 2007	July 8, 2005 through June 30, 2006 (a)
Selected Data for a Single Share
Beginning Net Asset Value Per Share	$17.07	$14.77	$14.81

Investment Operations
Net investment income (loss)(c)	0.17	0.41	0.21
Net realized and unrealized gain (loss) on investments	(2.24)	2.63	0.14

Total from Investment Operations	(2.07)	3.04	0.35

Distributions to Shareholders From
Net investment income	(0.31)	(0.27)	(0.18)
Net realized gain on investments	(0.47)	(0.47)	(0.21)

Total Distributions to Shareholders	(0.78)	(0.74)	(0.39)

Redemption Fee (c)	— (d)	—	—

Ending Net Asset Value Per Share	$14.22	$17.07	$14.77

Total Return (e) (f)	(12.61)%	21.10%	2.32%
Ratios/Supplementary Data
Net Assets at End of Period (000’s omitted)	$208	$399	$392
Ratios to Average Net Assets (g)
Net investment income	1.08%	2.59%	1.56%
Net expenses	1.35%	1.35%	1.35%
Gross expenses (h)	1.60%	1.60%	1.61%
Portfolio Turnover Rate (e)	19%	16%	28%

(a)	Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented is for the period July 8, 2005 through June 30, 2006.

(b)	A shares commenced operations on July 8, 2005.

(c)	Calculated based on average shares outstanding for the period.

(d)	Less than $0.01 per share.

(e)	Not annualized for periods less than one year.

(f)	Total return does not include the effect of front-end sales charges or contingent deferred sales charges.

(g)	Annualized for periods less than one year.

(h)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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AUXIER FOCUS FUND

For More Information

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this prospectus.

Contacting the Fund

You can get free copies of the Fund’s annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Auxier Focus Fund

P.O. Box 588

Portland, Maine 04112

(877) 328-9437 (toll free)

The prospectus, SAI and annual reports are made available on the Fund’s website at www.auxierasset.com. The semi-annual reports are not posted because only the Fund’s most frequently requested literature is made available.

Securities and Exchange Commission Information

You can also review and copy the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s website at www.sec.gov.

Distributor

Foreside Fund Services, LLC

www.foresides.com

Investment Company Act File No. 811-3023

204-PRU2-1108

PREMIER GROWTH FUND

PROSPECTUS November 1, 2008

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

DF Dent Premier Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic companies. You may purchase Fund shares without a sales charge and the Fund does not incur Rule 12b-1 (distribution) fees.

AND COMPANY, INC. INVESTMENT COUNSEL THREE CANAL PLAZA GROUND FLOOR PORTLAND, ME 04101 (866) 2DF-DENT (TOLL FREE)

  PREMIER GROWTH FUND

  PREMIER GROWTH FUND

Risk/Return Summary

CONCEPTS TO UNDERSTAND

Common Stock means an equity or ownership interest in a company which usually possesses voting rights and may earn dividends.

Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Market Capitalization means the value of a company’s common stock in the stock market.

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in equity securities of domestic companies that possess superior long-term growth characteristics and that have strong, sustainable earnings prospects and reasonably valued stock prices. The Fund may also invest in companies that do not have particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. The Fund primarily invests in medium and large size domestic companies. The Fund’s investment strategy also permits the Fund to invest in small size companies, which, according to the Fund’s investment adviser, D.F. Dent and Company, Inc. (the “Adviser”), are companies that typically have market capitalizations under $1.5 billion. If the Fund is not invested primarily in medium and large size domestic companies, due to, among other things, changes in the market capitalization of those companies in the Fund’s portfolio, the Fund will limit new investments to medium and large size domestic companies. According to the Adviser, medium size companies typically have market capitalizations in the range of $1.5 billion to $7 billion and large companies typically have market capitalizations greater than $7 billion.

The Adviser relies on selecting individual stocks and does not try to predict when the stock market may rise or fall. The Adviser uses in-house research and other sources to conduct analyses of prospective Fund investments.

The Adviser’s Processes — Purchasing Portfolio Securities The Adviser’s process begins with an economic analysis of prospective Fund investments across a range of industries. Strong financial characteristics such as a high return on equity, good profit margins and a strong balance sheet are more important than the absolute size of the company. Emphasis is placed upon companies that have demonstrated the ability to report earnings growth on a consistent basis in varied economic environments. The Adviser then uses fundamental research to identify companies that it believes:

•	Have excellent management teams with proven execution skills

•	Maintain a market leadership position in an industry niche

•	Deliver on a consistent basis in varied environments

•	Have sustainable growth prospects

The Adviser plans to hold investments long term if they continue to satisfy the Fund’s investment criteria.

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The Adviser’s Processes — Selling Portfolio Securities The Adviser monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a stock if:

•	It subsequently fails to meet the Adviser’s initial investment criteria

•	It becomes overvalued relative to the long-term expectation for the stock price

•	Changes in economic conditions or industry fundamentals affect the company’s financial outlook

The Adviser may also change the weighting in a stock if it becomes an excessively large position within the Fund due to appreciation.

Temporary Defensive Position In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks

General Risks An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities due to stock market fluctuations. The market value of securities in which the Fund invests is based on the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete and balanced investment program. Investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly long-term investors able to tolerate short-term fluctuations in the value of their investments.

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occur:

•	The market does not recognize the growth potential or value of the stocks in the Fund’s portfolio

•	Investor demand for growth stocks or the stocks held by the Fund declines

•	There is a deceleration in the expected growth rate of the companies in which the Fund invests

•	The Adviser’s judgment as to the growth potential or value of a stock proves to be wrong

•	The stock market goes down

Management Risk The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives.

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Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Focused Portfolio Risk Under normal market conditions, the Fund will typically hold approximately thirty to forty-five stocks. Because of the focused nature of investments, e Fund may be substantially over — and under — weighted in certain economic sectors. Therefore, its performance may be disproportionately affected by the factors influencing those sectors and may suffer if the economic sectors it emphasizes do not perform as expected.

Specific Risks of Medium Size Companies Because investing in medium size companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively and, therefore, information about these companies is not always readily available

•

Securities of many medium size companies may be traded in the over-the-counter markets or on regional securities exchanges potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

•	Changes in the value of medium size company stocks may not mirror the fluctuation of the general market

•	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of securities of medium size companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Specific Risks of Small Size Companies Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	The securities of smaller companies are traded in lower volume and may be less liquid than securities of larger, more established companies

•	Smaller companies are more likely to experience changes in earnings and growth prospects than larger more established companies, which could have a significant impact on the price of the security

•	The value of the securities may depend on the success of products or technologies that are in a relatively early stage of development and that may not have been tested

•	More limited product lines, markets and financial resources make these companies more susceptible to economic and market setbacks

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  PREMIER GROWTH FUND

•

At certain times, the stock market may not favor the smaller growth securities in which the Fund invests. During this time, it would be expected that the Fund could underperform other Funds with different investment strategies

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term goal, and

•	Are willing to accept higher short-term risk

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal, or

•	Are pursuing a short-term goal or investing emergency reserves

Performance

The following bar chart and table illustrate the variability of the Fund’s returns as of December 31. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s annual total returns compare to a broad measure of market performance.

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

The following bar chart shows the annual total return for each full calendar year that the Fund has operated. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

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  PREMIER GROWTH FUND

The calendar year-to-date total return as of September 30, 2008 was –20.45%.

During the periods shown in the chart, the highest quarterly return was 17.76% (for the quarter ended June 30, 2003) and the lowest quarterly return was –13.00% (for the quarter ended September 30, 2002).

The following table also compares the Fund’s average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2007 to the S&P 500 Index.

	1 Year	5 Years	Life of Fund (a)
Return Before Taxes	16.55%	17.74%	10.00%
Return After Taxes on Distributions	16.32%	17.63%	9.92%
Return After Taxes on Distributions and Sale of Fund Shares	11.06%	15.69%	8.78%
S&P 500 Index	5.49	12.83	4.98%

(a)	The Fund commenced operations on July 16, 2001.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 Index is the Fund’s benchmark index and is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of expenses.

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  PREMIER GROWTH FUND

Fee Table

The following table describes the various fees and expenses that you may pay if you invest in the Fund. The Fund does not have any shareholder fees, which are fees paid directly from your investment. Operating expenses, which include fees of the Adviser, are paid out of Fund assets and are factored into the Fund’s share price rather than charged directly to your accounts.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (1)
Management Fees	1.00%
Other Expenses	0.18%
Distribution and Services (12b-1) Fees	None
Total Annual Fund Operating Expenses	1.18%
Fee Waiver and Expense Reimbursement (2)	-0.08%
Net Expenses	1.10%

(1)	The fees and expenses above are restated to reflect the annualized expenses for the Fund’s fiscal year ending June 30, 2009.
(2)

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses in order to limit the net expense to shareholders to 1.10% (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) through October 31, 2009. The contractual waiver may be changed or eliminated with the consent of the Board of Trustees at any time. Total Annual Fund Operating Expenses may increase if exclusions from the contractual waiver would apply.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return and that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table taking into account the contractual waiver through October 31, 2009. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$367	$641	$1,425

Your cost would be the same if you did not redeem your shares at the end of the periods.

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  PREMIER GROWTH FUND

Management

The Fund is a series of Forum Funds (the “Trust”), a registered open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the “Board”). The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser

The Adviser is D.F. Dent and Company, Inc., 2 East Read Street, Baltimore, Maryland 21202. The Adviser is currently a privately owned corporation controlled by Daniel F. Dent. The Adviser has provided investment advisory and management services to clients since 1976. The Fund is the only mutual fund for which the Adviser has provided investment advisory services. As of September 30, 2008, the Adviser and its affiliates had approximately $2.88 billion of assets under management.

Subject to the supervision of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses in order to limit the net expense to shareholders to 1.10% of the Fund’s average daily net assets (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) through October 31, 2009. As a result, the Adviser actually received 0.97% of the Fund’s average daily assets for the fiscal year ended June 30, 2008.

A discussion summarizing the basis on which the Board last approved the investment advisory agreement between the Trust and the Adviser is included in the Fund’s semi-annual report for the six months ended December 31, 2007.

Portfolio Manager

Daniel F. Dent, Founder and President of the Adviser since 1976, as Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Dent has more than 35 years of experience in the investment industry. While Mr. Dent is primarily responsible for the day-to-day management of the Fund, he consults with members of the Adviser’s senior management team including Linda McCleary, Bruce Kennedy, Thomas O’Neil, Jr., Michael Morrill, Matthew Dent, and Gary Mitchell.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

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  PREMIER GROWTH FUND

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust.

Atlantic provides the Fund with the Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (AMLCO) as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”) acts as the Trust’s Distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser, Atlantic or their affiliates.

Fund Expenses

The Fund pays for its operating expenses out of its own assets. Expenses of the Fund include the Fund’s own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current fee waivers and expense reimbursements are reflected in the section “Fee Table.”

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  PREMIER GROWTH FUND

Your Account

HOW TO CONTACT THE FUND

Write to us at:

Atlantic Fund Administration

Attn: Transfer Agent

DF Dent Premier Growth Fund

PO Box 588

Portland, Maine 04112

P.O.

Overnight address:

Atlantic Fund Administration, LLC

Attn: Transfer Agent

DF Dent Premier Growth Fund

3 Canal Plaza, Ground Floor

Portland, Maine 04101

Telephone us at:

(866) 2DF-DENT (toll free) or

(866) 233-3368

E-mail us at:

dfdent.ta@atlanticfundadmin.com

Wire investments to:

The Huntington National Bank

Westerville, OH

Atlantic Shareholder Services, LLC FBO Forum Funds

ABA # 044000024

Account # 01892542416

Ref: Fund Name and Shareholder Name

Please contact the transfer agent at (866) 233-3368 to request a purchase by ACH Payment or instruct a purchase by wire.

General Information

You may purchase or sell (redeem) Fund’s shares at the net asset value of a share (“NAV”), next calculated after the transfer agent or an authorized agent of the Fund receives your request in proper form (as described in this Prospectus on pages 12 through 19). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day’s NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, and telephone redemption privileges.

When and How NAV is Determined The Fund calculates its NAV as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time on each weekday except days when the NYSE is closed. The schedule of holidays when the NYSE is closed is below. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed. The time at which the NAV is calculated may change in case of an emergency.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

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  PREMIER GROWTH FUND

The Fund values securities for which market quotations are readily available at current market value other than short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE, normally 4:00 p.m. Eastern Time on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. The Board has delegated fair value determinations to a valuation committee consisting of certain members of the Board officers of the trust, and representatives of the Adviser to the Funds, when the Funds’ securities require fair valuation. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which each Fund’s portfolio securities primarily trade but before the time as of which each Fund calculates it’s NAV.

The Fund invests in the securities of medium and small size companies. The Fund’s investment in securities of smaller companies is more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

NYSE Holiday Schedule The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Transactions through Third Parties If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

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  PREMIER GROWTH FUND

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of the portfolio securities is available in the Fund’s Statement of Additional Information which is available on the Fund’s website, www.dfdent.com.

Buying Shares

How to Make Payments Unless purchased through a third party financial institution, all investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check, or traveler’s check).

Checks For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “DF Dent Premier Growth Fund” or to one or more owners of the account and endorsed to “DF Dent Premier Growth Fund.” For all other accounts, the check must be made payable on its face to “DF Dent Premier Growth Fund.” A $20 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

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  PREMIER GROWTH FUND

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	$2,000
Tax Sheltered Retirement Plans	$100,000	$1,000
Accounts with Systematic Investment Plans	$100,000	$1,000

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants)

•   Instructions must be signed by all persons required to sign exactly as their names appear on the account

•   Provide a Power of Attorney or similar document for each person who is authorized to open or transact business if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	• Depending on state laws, you can set up a custodial account under UGMA or UTMA • The custodian must sign instructions in a manner indicating custodial capacity

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  PREMIER GROWTH FUND

Type of Account	Requirement
Corporations/Other

•   Submit a certified copy of its articles of incorporation (a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or secretary’s certificate

•   Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business from other accounts.

Trusts

•   The trust must be established before an account can be opened

•   Provide the first and signature pages from the trust documents identifying the trustees

•   Provide a Power of Attorney or similar document for each person who is authorized to open or transact business in the account if not a trustee of the trust.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, physical address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit the proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

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  PREMIER GROWTH FUND

The Fund may reject your application under the Trust’s Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy on Prohibition of Foreign Shareholders The Fund requires that all shareholders must be US citizens or resident aliens residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account with the Fund.

Limitations on Frequent Purchases The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund does not knowingly accommodate trading in Fund shares in violation of these policies. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

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  PREMIER GROWTH FUND

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Adviser • Contact your adviser using the method that is most convenient for you	Through a Financial Adviser • Contact your adviser using the method that is most convenient for you
By Check • Call or write us for an account application • Complete the application (and other required documents) • Mail us your application (and other required documents) and a check	By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check

By Wire

•   Call or write us for an account application

•   Complete the application (and other required documents)

•   Call us to fax the completed application (and other required documents) and we will assign you an account number

•   Mail us your original application (and other required documents)

•   Instruct your financial institution to wire your money to us

By Wire • Call to notify us of your incoming wire • Instruct your financial institution to wire your money to us

By ACH Payment

•   Call, write or email us (dfdent.ta@atlanticfundadmin.com) for an account application

•   Complete the application (and other required documents)

•   Call us to fax the completed application (and other required documents) and we will assign you an account number

•   Mail us your original application (and other required documents)

•   We will electronically debit your purchase proceeds from the financial institution account identified on your account application

By Systematic Investment

•   Complete the systematic investment section of the application

•   Attach a voided check to your application

•   Mail us the completed application and voided check

•   We will electronically debit your purchase proceeds from the financial institution account identified on your account application

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  PREMIER GROWTH FUND

Systematic Investments You may invest a specified amount of money (up to $25,000) in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $1,000.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

17

  PREMIER GROWTH FUND

Selling Shares

The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares from Your Account

Through Financial Adviser

•   Contact your adviser using the method that is most convenient for you

By Mail

•   Prepare a written request including:

    •  Your name(s) and signature(s)

    •  Your account number

    •  The Fund name

    •  The dollar amount or number of shares you want to sell

    •  How and where to send the redemption proceeds

•   Obtain a signature guarantee (if required)

•   Obtain other documentation (if required)

•   Mail us your request and documentation

By Wire or ACH

•   Wire redemptions are only available if you did not decline wire redemption privileges on your account application. Wire redemptions are only available if your redemption is for $5,000 or more.

•   Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or

•   Mail us your request (See “By Mail”)

By Telephone

•   Call us with your request (unless you declined telephone redemption privileges on your account application)

•   Provide the following information:

    •  Your account number

    •  Exact name(s) in which the account is registered

    •  Additional form of identification

•   Redemption proceeds will be:

    •  Mailed to you or

    •  Electronically credited to your account at the financial institution identified on your account application

Systematically

•   Complete the systematic withdrawal section of the application

•   Attach a voided check to your application

•   Mail us your completed application

•   Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

18

  PREMIER GROWTH FUND

Wire or ACH Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the fund by telephone, you may express mail your redemption order. Express mail redemption orders will receive the redemption price as of the day that the order is received if such day is a business day or the first business day following the date of receipt.

Systematic Withdrawals You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment, or wire, or to your address of record if by check. Systematic withdrawals must be for at least $500. If payment is to be by wire, the minimum amount payable by wire is $5,000.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must have a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name

•	Redemptions from an account for which the address or account registration has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•	Adding or changing ACH or wire instructions, telephone redemption options, or any other election in connection with your account

The transfer agent reserves the right to require Medallion signature guarantees on all redemptions.

Small Accounts If the value of your account falls below $25,000 ($10,000 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $25,000 ($10,000 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.

19

  PREMIER GROWTH FUND

Redemptions in Kind The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s assets). To the extent the Fund redeems its shares in kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities it receives from the Fund.

Lost Accounts The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the transfer agent locates you, or escheats the funds to the state of your last known address.

Retirement Accounts

You may invest in Fund shares through an IRA account sponsored by the Adviser, including Traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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  PREMIER GROWTH FUND

Other Information

Distributions

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund’s distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund’s distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale. Any capital loss arising from the sale of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

21

  PREMIER GROWTH FUND

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability, once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust, including the Fund, are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

22

  PREMIER GROWTH FUND

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information presented in the table below has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004
NET ASSET VALUE, Beginning of Year	$17.25	$15.11	$13.14	$11.90	$9.15

OPERATIONS
Net investment income (loss)	(0.05)(a)	(0.04)(a)	(0.03)(a)	(0.05)(a)	(0.04)
Net realized and unrealized gain (loss)	(0.76)	2.35	2.10	1.29	2.79

Total from Investment Operations	(0.81)	2.31	2.07	1.24	2.75

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.24)	(0.17)	(0.10)	—	—

NET ASSET VALUE, End of Period	$16.20	$17.25	$15.11	$13.14	$11.90

TOTAL RETURN	(4.88)%	15.42%	15.77%	10.42%	30.06%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$243,183	$142,896	$77,994	$41,475	$20,383
Ratios to average net assets:
Net expenses	1.15%	1.20%	1.25%	1.25%	1.25%
Gross expenses (b)	1.19%	1.36%	1.51%	1.71%	2.09%
Net investment income (loss)	(0.31)%	(0.23)%	(0.18)%	(0.40)%	(0.58)%
PORTFOLIO TURNOVER RATE	21%	17%	25%	7%	20%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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  PREMIER GROWTH FUND

NOTES:

24

PREMIER GROWTH FUND

For More Information

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

DF Dent Premier Growth Fund

Attn: Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, Maine 04112

(866) 2DF-DENT (toll free)

(866) 233-3368

E-mail: dfdent.ta@atlanticfundadmin.com

The annual/semi-annual reports and SAI are not disclosed on the Fund’s website (www.dfdent.com) because the Fund relies on other methods of transmission such as www.sec.gov and direct mailing to shareholders.

Distributor: Foreside Fund Services, LLC

www.foresides.com

Securities and Exchange

Commission Information

You can also review the Fund’s annual/semi-annual reports, the SAI, and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC’s website at www.sec.gov.

Investment Company Act File No. 811-3023

221-PRU-1108

Prospectus

Golden Large Cap Core Fund

Institutional Shares

Investor Shares

Golden Small Cap Core Fund

Institutional Shares

Investor Shares

November 1, 2008

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Risk/Return Summary	2

Golden Large Cap Core Fund	2
Investment Objective	2
Principal Investment Strategies	2
Principal Investment Risks	4
Who May Want to Invest in the Fund	5

Golden Small Cap Core Fund	6
Investment Objective	6
Principal Investment Strategies	6
Principal Investment Risks	8
Who May Want to Invest in the Fund	9

Performance	10

Fee Table	14

Management	16

Your Account	19

How to Contact the Funds	19
General Information	19
Buying Shares	21
Selling Shares	27
Choosing a Share Class	30
Exchange Privileges	31
Retirement Accounts	32

Portfolio Manager Past Performance	33

Other Information	38

Financial Highlights	40

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Free Cash Flow means the amount of money that a business has at its disposal at any given time after paying out operating costs, interest payments on bank loans and bonds, salaries, research and development and other fixed costs.

Market Capitalization means the value of a company’s common stock in the stock market.

Price/Earnings Ratio means the price of a stock divided by the company’s earnings per share.

Price/Cash Flow Ratio means the price of a stock divided by free cash flow per share.

Risk/Return Summary

This prospectus discloses information regarding Institutional and Investor shares for Golden Large Cap Core Fund (formerly Golden Large Core Value Fund) and Golden Small Cap Core Fund (formerly Golden Small Core Value Fund) (each a “Fund” and collectively the “Funds”). Currently, Investor Shares are not offered for sale.

Golden Large Cap Core Fund

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with large market capitalizations (“80% Policy”). According to Golden Capital Management, LLC (the “Adviser”), large market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the companies in the S&P 500 Index or the Russell 1000 Index. The S&P 500 Index is a representative sample of 500 leading companies in leading industries of the U.S. economy. As of September 30, 2008, the market capitalizations of the companies in the S&P 500 Index ranged from $680 million to $403 billion. The Russell 1000 Index measures the performance of the large capitalization segment of the U.S. equity universe. As of September 30, 2008, the market capitalizations of the companies in the Russell 1000 Index ranged from $45 million to $403 billion. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The goal of the Fund is to construct an actively managed portfolio of large-cap companies that are undervalued and exhibit the likelihood of meeting or exceeding earnings expectations.

The Adviser’s Process – Purchasing Portfolio Securities  The Adviser uses a combination of quantitative methods and fundamental analysis to select the securities in which the Fund will invest. The Adviser begins with the universe of companies that consist of the top 60% of the largest 3,000 U.S. listed securities by market capitalization. The Adviser applies liquidity and quality screens to reduce the number of companies to approximately 1000. The Adviser then uses proprietary models to identify the catalyst within each company that the Adviser believes makes it unsustainably cheap, meaning that, based on current fundamentals, these companies have the potential to deliver future earning expectations in excess of current analyst expectations.

2

The Adviser’s valuation model uses a multi-dimensional approach in its fundamental analysis. Instead of ranking companies on simple price/cash flow or price/earnings ratios, the valuation model objectively analyzes related variables, such as debt levels and capital expenditures, in conjunction with the price/cash flow ratios, in order to provide an appraisal of a company’s relative value.

The Adviser’s earnings model attempts to forecast the direction and probability of future earnings surprises in order to benefit from the expected stock price reaction to earnings surprises. The model ranks companies based on various factors, such as estimate revisions, earnings surprise history, dispersion among analysts, and sales, inventory, and operating expense growth.

The Adviser’s trading momentum model is a multi-factor, technical stock selection model that is designed to capture the near term stock behavior driven by investor sentiment. The model analyzes momentum-oriented factors, such as trade volume, money flow, dollar volume and short interest measures.

These three models (valuation, earnings and trading momentum) combine to form the Adviser’s total composite model. The Adviser only considers purchasing for the Fund’s portfolio stocks of the companies that rank in the top quintile of the total composite model. The valuation and earnings models carry the largest weight within the total composite model. Companies within the top quintile of the total composite model comprise the “selection universe” and merit further individual, qualitative analysis. The Adviser’s analysis may include evaluating such companies’ management strength, product quality, competitor actions and risk profile. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused target portfolio of approximately 50 securities diversified among major economic sectors. The Adviser plans to hold each investment long term if such investment continues to satisfy the Fund’s investment criteria.

The Adviser’s Process – Selling Portfolio Securities  The Adviser’s process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in either the total composite model or the valuation or earnings models. In determining which of these stocks to sell, the Adviser may consider the Adviser’s controls on annual portfolio turnover and whether there are adequate “buy candidates” to maintain proper diversification of the Fund’s portfolio. Before any security is sold, the Adviser performs a review of the company’s fundamental outlook to validate the models’ rankings. Upon the sale of any security, the proceeds are fully reinvested in what the Adviser determines is the single most attractive security within the selection universe that contributes to the portfolio’s diversification, risk profile and value and earnings characteristics.

3

Temporary Defensive Position  In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks

General Market Risk  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks. The Fund is not a complete investment program, and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

•	The stock market goes down;

•	The stock market does not recognize the value of the stocks in the Fund’s portfolio;

•	Value stocks fall out of favor with the stock market;

•	The Adviser’s strategy may fail to produce the intended results; and

•	The earnings of portfolio companies may decline.

Management Risk  The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Company Risk  The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Equity Risk  Some large capitalization companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and midsized companies. To the extent that the Fund invests in companies with market capitalizations at the lower range of those represented

4

within the S&P 500 Index or the Russell 1000 Index, an investment in the Fund may be accompanied by additional risks that are often associated with small to mid-capitalization companies, including more limited product lines, markets and financial resources, which may make those companies relatively more susceptible to economic or market setbacks. For this and other reasons, the prices of the securities of these companies may fluctuate more significantly than the prices of securities of larger capitalization companies. As a result, the price of the Fund’s shares may exhibit a higher degree of volatility than the price of the shares of a fund that does not invest in companies with market capitalizations at the lower range of those represented within the S&P 500 Index or the Russell 1000 Index.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term goal

•	Are seeking a fund investing in large cap companies

•	Are willing to accept high short-term risk.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term goal or investing emergency reserves.

5

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Free Cash Flow means the amount of money that a business has at its disposal at any given time after paying out operating costs, interest payments on bank loans and bonds, salaries, research and development and other fixed costs.

Market Capitalization means the value of a company’s common stock in the stock market.

Price/Earnings Ratio means the price of a stock divided by the company’s earnings per share.

Price/Cash Flow Ratio means the price of a stock divided by free cash flow per share.

Golden Small Cap Core Fund

Investment Objective

The Fund seeks to achieve maximum long-term total return.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with small market capitalizations (“80% Policy”). According to the Adviser, small market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the S&P SmallCap 600 Index or the Russell 2000 Index. The S&P SmallCap 600 Index is a small cap index measuring a segment of the market renowned for poor trading liquidity and financial instability. As of September 30, 2008, the market capitalizations of the companies in the S&P SmallCap 600 Index ranged from $46 million to $3 billion. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of September 30, 2008, the market capitalizations of the companies in the Russell 2000 Index ranged from $28 million to $3 billion. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The goal of the Fund is to construct an actively managed value-biased portfolio of smaller companies that exhibit the likelihood to meet or exceed earnings expectations.

The Adviser’s Process – Purchasing Portfolio Securities  The Adviser uses a combination of quantitative methods and fundamental analysis to select the securities in which the Fund will invest. The Adviser begins with the universe of small cap companies that are less than $2.5 billion in market capitalization. The Adviser applies liquidity and quality screens to reduce the number of smaller companies to approximately 1,000. Then the Adviser uses proprietary models to identify the catalyst within each company that the Adviser believes makes it unsustainably cheap, meaning that, based on current fundamentals, these companies have the potential to deliver future earning expectations in excess of current analyst expectations.

The Adviser’s valuation model uses a multi-dimensional approach in its fundamental analysis. Instead of ranking companies on simple price/cash flow or price/earnings ratios, the valuation model objectively analyzes related variables, such as debt levels and capital expenditures, in conjunction with the price/cash flow ratios, in order to provide an appraisal of a company’s relative value.

6

The Adviser’s earnings model attempts to forecast the direction and probability of future earnings surprises in order to benefit from the expected stock price reaction to earnings surprises. The model ranks companies based on various factors, such as estimate revisions, earnings surprise history, dispersion among analysts, and sales, inventory, and operating expense growth.

The Adviser’s trading momentum model is a multi-factor, technical stock selection model that is designed to capture the near term stock behavior driven by investor sentiment. The model analyzes trade volume, money flow, dollar volume and short interest measures.

These three models (valuation, earnings and trading momentum) combine to form the Adviser’s total composite model. The Adviser only considers purchasing for the Fund’s portfolio stocks of the companies that rank in the top quintile of the total composite model. The valuation and earnings models carry the largest weight within the total composite model. Companies within the top quintile of the total composite model comprise the “selection universe” and merit further individual, qualitative analysis. The Adviser’s analysis may include evaluating such companies management strength, product quality, competitor actions and risk profile. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 60 securities diversified among major economic sectors. The Adviser plans to hold each investment long term if such investment continues to satisfy the Fund’s investment criteria.

The Adviser’s Process – Selling Portfolio Securities  The Adviser’s process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in either the total composite model or the valuation or earnings models. In determining which of these stocks to sell, the Adviser may consider the Adviser’s controls on annual portfolio turnover and whether there are adequate “buy candidates” to maintain proper diversification of the Fund’s portfolio. Before any security is sold, the Adviser performs a review of the company’s fundamental outlook to validate the models’ rankings. Upon the sale of any security, the proceeds are fully reinvested in what the Adviser determines is the single most attractive security that contributes to the portfolio’s diversification, risk profile and value and earnings characteristics.

Temporary Defensive Position  In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

7

Principal Investment Risks

General Market Risk  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

•	The stock market goes down;

•	The stock market does not recognize the value of the stocks in the Fund’s portfolio;

•	Value stocks fall out of favor with the stock market;

•	The Adviser’s strategy may fail to produce the intended results; and

•	The earnings of portfolio companies may decline.

Management Risk  The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Company Risk  The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Specific Risks of Small Companies  Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	The securities of smaller companies are traded in lower volume and may be less liquid than securities of larger, more established companies;

•	Smaller companies are more likely to experience changes in earnings and growth prospects than larger, more established companies, and this could have a significant impact on the price of the security;

•	The value of the securities may depend on the success of products or technologies that are in a relatively early stage of development and that may not have been tested;

•	More limited product lines, markets and financial resources make these companies more susceptible to economic and market setbacks; and

•

At certain times, the stock market may not favor the smaller securities in which the Fund invests. During this time, it would be expected that the Fund could underperform other Funds with different investment strategies.

8

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term goal

•	Are seeking a fund investing in small cap companies

•	Are willing to accept high short-term risk.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term goal or investing emergency reserves.

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Performance

Golden Large Cap Core Fund

The following bar chart illustrates the variability of the annual return of the Fund’s Institutional Share class by showing changes in the Fund’s performance from year to year. The table on the following page provides an indication of the risks of investing in the Golden Large Cap Core Fund’s Institutional Share class by comparing average annual total returns for the Fund to a broad measure of market performance.

There is no performance information provided for the Fund’s Investor Share class because the class has not commenced operations.

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.

Year Ended December 31

The calendar year-to-date total return as of September 30, 2008 was -18.80%.

During the period shown in the chart, the highest quarterly return was 6.82% (for the quarter ended December 31, 2006), and the lowest quarterly return was –3.46% (for the quarter ended June 30, 2006).

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The following table also compares the Fund’s average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 2007 to the S&P 500 Index.

AVERAGE ANNUAL TOTAL RETURNS

Institutional Class	1 Year	Since Inception (09/13/2005)
Return Before Taxes	6.94%	9.66%
Return After Taxes on Distributions	6.82%	9.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.86%	8.28%
S&P 500 Index	5.49%	10.02%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 Index is the Fund’s primary benchmark index and is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of expenses.

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Golden Small Cap Core Fund

The following bar chart illustrates the variability of the annual return of the Fund’s Institutional Share class by showing changes in the Fund’s performance from year to year. The table on the following page provides an indication of the risks of investing in the Golden Small Cap Core Fund’s Institutional Share class comparing average annual total returns for the Fund to a broad measure of market performance.

There is no performance information provided for the Fund’s Investor Share class because the class has not commenced operations.

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.

Year Ended December 31

The calendar year-to-date total return as of September 30, 2008 was -13.40%.

During the period shown in the chart, the highest quarterly return was 9.83% (for the quarter ended March 31, 2006), and the lowest quarterly return was –9.63% (for the quarter ended September 30, 2007).

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The following table also compares the Fund’s average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 2007 to the S&P SmallCap 600 Index and the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS

Institutional Class	1 Year	Since Inception (09/13/05)
Return Before Taxes	(3.21)%	6.07%
Return After Taxes on Distributions	(3.45)%	5.95%
Return After Taxes on Distributions and Sale of Fund Shares	(2.45)%	5.14%
S&P SmallCap 600 Index	(0.30)%	6.33%
Russell 2000 Index	(1.57)%	7.07%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund’s other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P SmallCap 600 Index is the Fund’s primary benchmark. It is an unmanaged market capitalization weighted index of 600 smaller capitalization domestic stocks chosen for market size, liquidity and industry group representation. Unlike the performance figures of the Fund, the S&P SmallCap 600 Index’s performance does not reflect the effect of expenses.

The Russell 2000 Index is an unmanaged index which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. Unlike the performance figures of the Fund, the Russell 2000 Index’s performance does not reflect the effect of expenses.

13

Fee Table

The following tables describe the various fees and expenses that you may pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class’ assets and are factored into a Fund class’ share price rather than charged directly to shareholder accounts.

Shareholder Fees (fees paid directly from your investment)	Golden Large Cap Core Fund		Golden Small Cap Core Fund
	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(1)	0.70%	0.70%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees(2)	None	0.25%	None	0.25%
Other Expenses(3)	0.01%	0.01%	0.01%	0.01%	(3)
Total Annual Fund Operating Expenses	0.71%	0.96%	1.11%	1.36%
Fees Waivers and Expense Reimbursements	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Net Operating Expenses(4)	0.70%	0.95%	1.10%	1.35%

(1)	Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the

14

Fund, except brokerage costs, AFFE (as defined below) commissions, borrowing costs, taxes, certain compensation and expenses of the Board of Trustees of Forum Funds (“Board”), any expenses the Fund is authorized to pay under Rule 12b-1, extraordinary or non-recurring expenses.

(2)

The Funds have adopted a Rule 12b-1 Plan for the Investor Shares and that allows the Funds to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing to shareholders.

(3)

The Total Annual Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects the Operating Expenses of the Fund and does not include Acquired Fund fees and Expenses (“AFFE”). AFFE are fees incurred directly by the Fund as a result of investments in certain pooled investment vehicles, such as mutual funds. Total Fund Operating Expenses may increase if exclusions from contractual waivers apply.

(4)

Based on contractual waivers through October 31, 2009, the Adviser has agreed to waive its fee and reimburse each Fund’s expenses to the extent that the total annual fund operating expenses exceed these figures (excluding taxes, interest, portfolio transaction expenses, AFFE, and extraordinary expenses). The contractual waivers may be changed or eliminated with the consent of the Board at any time.

Example:

The following is a hypothetical example intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund’s Total Annual Fund Operating Expenses and Total Net Operating Expenses (first year only) remain as stated in the previous table (with the contractual waivers expiring at the end of the first year) and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Golden Large Cap Core Fund		Golden Small Cap Core Fund
	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares
1 Years	$72	$97	$112	$137
3 Years	$226	$305	$352	$430
5 Years	$394	$530	$611	$744
10 Years	$882	$1,177	$1,351	$1,634

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Management

Each Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the oversight of the Board. The Board oversees each Fund and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Funds’ Statement of Additional Information (“SAI”).

The Adviser

The Funds’ Adviser is Golden Capital Management, LLC, Five Resource Square, Suite 150, 10715 David Taylor Drive, Charlotte, NC 28262. The Adviser is an SEC-registered investment adviser that specializes in domestic equity strategies for a variety of institutional, fund, high net worth individual and other clients. Employees of the Adviser own, indirectly, a majority of the Adviser’s ownership interests. It is expected that following the merger, as announced on October 3, 2008, of Wachovia Corporation into Wells Fargo & Company (“Wells Fargo”), Wells Fargo will own, directly or indirectly, up to 45% of the Adviser’s ownership interests.

The lead portfolio managers for the Funds, Greg W. Golden and Jeff C. Moser, have over 42 years’ investment management experience and have worked together since 1992. They have been responsible for (i) the managed accounts and institutional accounts invested in the Golden Large Cap Core strategy since the strategy’s inception on December 31, 1995 and (ii) the managed accounts and institutional accounts invested in the Golden Small Cap Core strategy since the strategy’s inception on June 30, 2002.

Subject to the general supervision of the Board, the Adviser makes investment decisions for the Funds. The Adviser receives an annual advisory fee from each Fund at an annual rate equal to 0.70% of the Large Cap Core Fund’s average annual daily net assets and 1.10% of the Small Cap Core Fund’s average annual daily net assets. For fiscal year ended June 30, 2008, the Funds paid advisory fees of .70% and 1.10% of Golden Large Cap Core Fund’s and Golden Small Cap Core Fund’s average daily net assets, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except brokerage costs, commissions, AFFE, borrowing costs, taxes, certain compensation and expenses of the Trustees of Forum Funds, any expenses the Fund is authorized to pay under Rule 12b-1, extraordinary or non-recurring expenses.

As of June 30, 2008, the Adviser had approximately $4.3 billion in assets under management.

A discussion summarizing the basis on which the Board most recently approved the investment advisory agreements between the Trust and the Adviser is included in the Funds’ annual report for the period ending June 30, 2008.

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Portfolio Management

The Adviser has established a portfolio management team, which consists of Greg Golden and Jeff Moser, the founders of the firm, and John Campbell. The members of the team work together on a consultative basis to develop and execute each Fund’s investment program. Mr. Golden is the team leader with respect to the Small Cap Core Fund and has day-to-day responsibility for managing the Fund. He has been managing money for more than 19 years and has worked for Golden Capital Management since 1999. Mr. Moser is the team leader with respect to the Large Cap Core Fund and has day-to-day responsibility for managing the Fund. Mr. Moser has been managing money for more than 22 years and has worked for Golden Capital Management since 1999. Mr. Campbell assists Messrs. Golden and Moser in developing the Funds’ investment strategies and provides research analysis.

Greg W. Golden, CFA, serves as the President and CEO of the Adviser and is a member of the Adviser’s portfolio management team. Prior to founding Golden Capital Management in 1999, Mr. Golden served as Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Golden began his career in investment management in 1989 with Sovran Bank of Tennessee. His past experience includes portfolio management, derivatives management, trading, asset allocation and quantitative analysis. He earned a B.B.A. in Finance from Belmont University in Nashville, TN. He was awarded the Chartered Financial Analyst (CFA) designation in 1999. Mr. Golden is a member of the CFA Institute, the CFA North Carolina Society and the Chicago Quantitative Alliance.

Jeff C. Moser, CFA, serves as Chief Operating Officer and Chairman of the Investment Policy Committee and is a member of the Adviser’s portfolio management team. Prior to founding Golden Capital Management in 1999, Mr. Moser served as Senior Vice President of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Moser began his career with Bank of America in 1983, where he served in client service and investment management capacities. Mr. Moser is a Phi Beta Kappa graduate of Wake Forest University with a B.S. in Mathematics. He was awarded the Chartered Financial Analyst (CFA) designation in 1989. Mr. Moser is a member of the CFA Institute and the CFA North Carolina Society.

John R. Campbell, CFA, serves as a portfolio manager for the Adviser and is a member of the Adviser’s portfolio management team. Prior to joining the Adviser in March 2006, Mr. Campbell served as Vice President-Investment Management at Placemark Investments, where he was instrumental in the development, testing, and implementation of a quantitative investment process to deliver customized and tax-efficient managed account solutions. Mr. Campbell began his career with Placemark in 2000. Mr. Campbell received a B.S. Degree in Nuclear Engineering from Texas A&M University and an M.B.A. from Southern

17

Methodist University, from which he graduated with honors. He was awarded the Chartered Financial Analyst (CFA) designation in 2001 and is a member of the CFA Institute.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to each Fund.

Atlantic provides the Fund with a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s Distributor in connection with the offering of each Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser, Atlantic or their affiliates.

Fund Expenses

The Adviser is obligated to pay most of the Fund’s operating expenses (see “Management – The Adviser”). Expenses of each Fund include that Fund’s own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund or class. Any fee waiver or expense reimbursement increases a Fund’s investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

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How to Contact the Funds

Telephone us at:

(800) 206-8610 (Toll Free)

Write to us at:

Golden Funds

Attn: Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, Maine 04112

Overnight Address:

Golden Funds

Attn: Transfer Agent

Atlantic Fund Administration, LLC

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Wire investments (or ACH payments) to:

The Huntington National Bank Westerville, OH

Atlantic Shareholder Services, LLC FBO Forum Funds

ABA 044000024

Account # 01892542416

Ref: Fund Name and Shareholder Name

Your Account

General Information

You may purchase or sell (redeem) shares of each Fund class on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, each Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

You may purchase or sell (redeem) shares of each Fund class at the Net Asset Value (“NAV”) of a share of that Fund class next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 20 through 30). For instance, if the Transfer Agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern Time, your transaction will be priced at the next business day’s NAV of the relevant Fund class. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

When and How NAV is Determined  Each Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. Under unusual circumstances, the Funds calculate NAV when the NYSE is closed if deemed appropriate by the Funds’ officers. The time at which each Fund’s NAV is calculated may change in case of an emergency.

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Each Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

Each Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAV.

Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. The Board has delegated fair value determinations to a valuation committee consisting of certain members of the Board officers of the trust, and representatives of the Adviser to the Funds, when the Funds' securities require fair valuation. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which each Fund’s portfolio securities primarily trade but before the time as of which each Fund calculates it’s NAV.

The Small Cap Core Fund invests in the securities of smaller companies. The Fund’s investment in securities of smaller companies is more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

To the extent a Fund’s portfolio investments trade in markets on days when that Fund is not open for business, that Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a Fund is open for business. If the exchange or market on which that Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.

20

NYSE Holiday Schedule  The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Transactions through Third Parties  If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

A Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

Anti-Money Laundering Program   Customer identification and verification are part of the Trust’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Portfolio Holdings  A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

Buying Shares  Currently, Investor Shares are not offered for sale.

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How to Make Payments  Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, no Fund accepts purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check).

Checks  For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”), or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to “Golden Funds” or to one or more owners of the account and endorsed to “Golden Funds”. A $20 charge may be imposed on any returned checks.

ACH  Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires  Instruct your financial institution with which you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments  The Funds accept investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$2,500	$1,000
Tax-Favored Retirement Plans	$2,500	$1,000
Accounts with Systematic Investment Plans	$500	$500
Investor Shares
Standard Accounts	$2,500	$500
Tax-Favored Retirement Plans	$2,500	$500
Accounts with Systematic Investment Plans	$100	$100

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

22

Account Application and Customer Identity Verification  To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, a Fund will ask for your first and last name, physical street address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required. If you do not supply the required information, a Fund will attempt to contact you or, if applicable, your financial adviser. If a Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, a Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

A Fund will try to verify your identity within a timeframe established in its sole discretion. If a Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

A Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy on Prohibition of Foreign Shareholders  The Fund requires that all shareholders must be US citizens or resident aliens residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account with the Fund.

Limitations on Frequent Purchases  The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is each Fund’s policy to discourage short-term trading. Frequent trading in a Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of a Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, each Fund may incur expenses buying and selling

23

portfolio securities and these expenses are borne by Fund shareholders. The Funds will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because a Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in securities of smaller companies may make the Small Cap Core Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

Each Fund reserves the right to refuse any purchase (including the purchase side of an exchange) request, particularly requests that could adversely affect a Fund or its operations.

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Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants)

•  Instructions must be signed by all persons required to sign exactly as their names appear on the account

•  Provide a power of attorney or similar document for each person that is authorized to open or transact business if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA • The custodian must sign instructions in a manner indicating custodial capacity
Business Entities

•  Provide certified articles of incorporation, a government-issued license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity

•  Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the accounts

Trusts

•  The trust must be established before an account can be opened

•  Provide the first and signature pages from the trust document identifying the trustees

•  Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust

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Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Adviser • Contact your adviser using the method that is most convenient to you.	Through a Financial Adviser • Contact your adviser using the method that is most convenient to you.

By Check

•  Call or write us for an account application

•  Complete the application (and other required documents, if applicable)

•  Mail us your original application (and other required documents, if applicable) and a check

By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check

By Wire

•  Call or write us for an account application

•  Complete the application (and other required documents, if applicable)

•  Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number

•  Mail us your original application (and other required documents, if applicable)

•  Instruct your U.S. financial institution to wire your money to us

By Wire • Call to notify us of your incoming wire • Instruct your U.S. financial institution to wire your money to us

By ACH Payment

•  Call or write us for an account application

•  Complete the application (and other required documents, if applicable)

•  Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number

•  Mail us your original application (and other required documents, if applicable)

•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application

By Systematic Investment

•  Complete the systematic investment section of the application

•  Attach a voided check to your application

•  Mail us the completed application and voided check

•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application

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Systematic Investments  You may invest a specified amount of money (up to $25,000) in a Fund Share class once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

Canceled or Failed Payments  Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by a Fund or the Transfer Agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

The Funds process redemption orders received in good order promptly. Under normal circumstances, a Fund will send redemption proceeds to you within a week. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

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How to Sell Shares from Your Account

Through a Financial Adviser

•  Contact your adviser by the method that is most convenient for you

By Mail

•  Prepare a written request including:

•  Your name(s) and signature(s)

•  Your account number

•  The Fund name

•  The dollar amount or number of shares you want to sell

•  How and where to send the redemption proceeds

•  Obtain a Medallion signature guarantee (if required) (See “Signature Guarantee Requirements” below)

•  Obtain other documentation (if required) (See “Wire or ACH Redemption Privileges” below)

•  Mail us your request and documentation

By Wire

•  Wire or ACH redemptions are only available if you did not decline wire redemption privileges on your account application. Wire redemptions are only available if your redemption is for $5,000 or more

•  Call us with your request (unless you declined telephone redemption privileges on your account application) (see “By Telephone”) or

•  Mail us your request (see “By Mail”)

By Telephone

•  Call us with your request (unless you declined telephone redemption privileges on your account application)

•  Provide the following information:

•  Your account number

•  Exact name(s) in which the account is registered

•  Additional form of identification

•  Redemption proceeds will be:

•  Mailed to you or

•  Wired to you (unless you declined wire redemption privileges on your account application) (see “By Wire”)

Systematically

•  Complete the systematic withdrawal section of the application

•  Attach a voided check to your application

•  Mail us your completed application

•  Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges  You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

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Telephone Redemption Privileges  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach a Fund by telephone, you may overnight your redemption order.

Systematic Withdrawals  You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment or wire, or to your address of record if by check. Systematic withdrawals must be for at least $250.

Signature Guarantee Requirements  To protect you and the Funds against fraud, signatures on certain requests must have a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name

•	Redemptions from an account for which the address or account registration has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•	Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The Transfer Agent reserves the right to require Medallion signature guarantees on any redemptions.

Small Accounts  If the value of your account falls below $1,000 ($500 for IRAs), a Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.

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Redemptions In Kind  The Funds reserve the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1.00% of a Fund’s assets). To the extent a fund shareholder redeems its Fund holdings in kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear only brokerage and related costs in disposing of or selling the portfolio securities it receives from a Fund.

Lost Accounts  The Transfer Agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost”, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in an account for a period of time until the Transfer Agent locates you or escheats the funds to the state of your last known address.

Choosing a Share Class

The following is a summary of the differences between Institutional Shares and Investor Shares of the Funds. Currently, Investor Shares are not offered for sale.

Institutional Shares	Investor Shares

•  Designed for eligible institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations), employee benefit plans with assets of at least $10 million, and registered investment advisors or financial planners purchasing shares on behalf of clients and who charge asset-based or hourly fees

•  Lower expense ratio than Investor Shares due to no Rule 12b-1 distribution fees

• Designed for retail investors • Higher expense ratio than Institutional Shares due to Rule 12b-1 fees

Fees vary considerably between the Funds’ classes. You should carefully consider the differences in the classes’ fee structures as well as the length of time you wish to invest in the Funds before choosing which class to purchase. Please review the Fee Table for the Fund before investing in a Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

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Rule 12b-1 Distribution and/or Service Fees  The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay the Distributor a fee of up to 0.25% of the average daily net assets of Investor Shares for distribution services and the servicing of shareholder accounts. Because Investor Shares pay distribution and/or service fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Investor Shares.

Exchange Privileges

You may exchange your Fund shares for shares of other Golden Funds. For a list of funds available for exchange, call the Transfer Agent. Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange into a fund that imposes a sales charge, you may have to pay that fund’s sales charge at the time of the exchange.

Requirements  You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

How to Exchange

By Mail

•  Prepare a written request including:

•  Your name(s) and signature(s)

•  Your account number

•  The names of each fund you are exchanging

•  The dollar amount or number of shares you want to sell (and exchange)

•  Open a new account and complete an account application if you are requesting different shareholder privileges

•  Obtain a Medallion signature guarantee, if required

•  Mail us your request and documentation

By Telephone

•  Call us with your request (unless you declined telephone redemption privileges on your account application)

•  Provide the following information:

•  Your account number

•  Exact name(s) in which account is registered

•  Additional form of identification

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Retirement Accounts

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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Portfolio Manager Past Performance

Golden Large Cap Core Strategy

The performance data set forth below relates to the historical performance of certain private client accounts managed by the Adviser* that have investment objectives and investment policies, strategies and risks substantially similar to those of the Golden Large Cap Core Fund (the “Composite”). These accounts were managed by Jeff C. Moser and Greg W. Golden, both of whom are members of the Adviser’s portfolio management team. Messrs. Moser and Golden performed all of the functions related to the management of the accounts and have made all portfolio decisions since the strategy inception date. Mr. Moser is the portfolio management team leader with respect to the Fund. The Adviser serves as investment subadviser to one other registered investment company with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

The Composite information presented does not represent the past performance of the Fund. If the performance of the Adviser’s private accounts had been readjusted to reflect the first year expenses of the Fund, the performance of the private accounts would have been lower. You should not consider this performance data as an indication of future performance of the Fund.

Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the maximum applicable annual advisory fee of 0.75% for private accounts in this strategy, pro-rated on a quarterly basis, brokerage commissions and execution costs paid by the Adviser’s private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund’s performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements,

*	Prior to forming Golden Capital Management in March 1999, the portfolio managers of the Adviser managed private accounts from December 31, 1995 to March 31, 1999 while employed at TradeStreet Investment Associates, Inc. (“TradeStreet”), a wholly owned investment subsidiary of Bank of America. The accounts of the portfolio managers while employed at TradeStreet were managed in substantially the same manner as those accounts currently managed by the Adviser.

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specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the Composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Composite for the periods ended December 31, 2007. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the Composite performance below could result in different performance data.

Adviser’s Large Cap Core Composite

Average Annual Total Return for the Period Ending

December 31, 2007

The calendar year-to-date total return as of September 30, 2008 was –18.88%. The return of the S&P 500 Index for the same period was –19.30%.

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Year(s)	Adviser’s Large Cap Core Composite(1)	S&P 500 Index(2)
1 Year (2007)	6.58%	5.50%
3 Years (2005-2007)	8.42%	8.62%
5 Years (2003-2007)	13.32%	12.83%
10 Years (1998-2007)	10.21%	5.89%

(1)

The Composite includes 27 accounts valued at $675 million, as of December 31, 2007. The Composite includes accounts (other than wrap program accounts) valued in excess of $1 million that are managed in the Large Cap Core strategy (formerly “Large Core Value” strategy). Composite performance includes terminated accounts. New accounts are added to the Composite in the month following account inception. Composite performance results managed by Jeff C. Moser, CFA and Greg W. Golden, CFA from December 31, 1995 to March 31, 1999 were realized while employed at TradeStreet Investment Associates, Inc., a wholly owned investment subsidiary of Bank of America. For this time period, Golden Capital Management is utilizing two representative portfolios that were the most dominant accounts in the strategy while employed at TradeStreet Investment Associates, Inc. From April 1, 1999 to the present, composite performance results reflect a composite of portfolios managed by Messrs. Moser and Golden while employed at Golden Capital Management.

(2)	The S&P 500 Index measures the performance of large capitalization U.S. equities.

Golden Small Cap Core Strategy

The performance data set forth below relates to the historical performance of certain private client accounts managed by the Adviser that have investment objectives and investment policies, strategies and risks substantially similar to those of the Golden Small Cap Core Fund (the “Composite”). These accounts were managed by Greg W. Golden and Jeff C. Moser, both of whom are members of the Adviser’s portfolio management team. Messrs. Golden and Moser performed all of the functions related to the management of the accounts and have made all portfolio decisions about the strategy since inception date. Mr. Golden is the portfolio management team leader with respect to the Fund. The Adviser does not manage any registered investment companies other than the Fund with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

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The Composite information presented does not represent the past performance of the Fund. If the performance of the Adviser’s private accounts had been readjusted to reflect the first year expenses of the Fund, the performance of the private accounts would have been lower. You should not consider this performance data as an indication of future performance of the Fund.

Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the maximum applicable annual advisory fee of 1.0% for private accounts in this strategy, pro-rated on a quarterly basis, brokerage commissions and execution costs paid by the Adviser’s private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund’s performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the Composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Composite for the periods ended December 31, 2007. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the Composite performance below could result in different performance data.

36

Adviser’s Small Cap Core Composite

Average Annual Total Return for the Period Ending

December 31, 2007

The calendar year-to-date total return as of September 30, 2008 was –13.03%. The returns of the S&P SmallCap 600 Index and Russell 2000 Index for the same period were –7.88% and –10.38%, respectively.

Year(s)	Adviser’s Small Cap Core Composite(1)	S&P SmallCap 600 Index(2)	Russell 2000 Index(3)
1 Year (2007)	(2.90)%	(0.29)%	(1.56)%
3 Year (2005-2007)	7.62%	7.32%	6.80%
5 Year (2003-2007)	17.21%	16.05%	16.24%
Since Inception (6/30/02-12/31/07)	12.62%	11.25%	10.95%

(1)

The Composite includes 42 accounts valued at $320 million, as of December 31, 2007. The Composite includes accounts (other than wrap program accounts) valued in excess of $1 million that are managed in the Small Cap Core strategy (formerly “Small Core Value” strategy). Composite performance includes terminated accounts. New accounts are added to the Composite in the month following account inception.

(2)

The S&P SmallCap 600 Index is the Fund’s primary benchmark. It is an unmanaged market weighted capitalization index of 600 smaller capitalization domestic stocks chosen for market size, liquidity and industry group representation.

(3)	The Russell 2000 Index is an unmanaged index which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market.

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Other Information

Distributions

The Funds declare distributions from net investment income and pay those distributions annually. Any net capital gain realized by the Funds will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Funds intend to operate in a manner such that they will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund’s distributions, regardless of whether you reinvest them or receive them in cash. A Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders. A Fund’s distributions of net long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and a Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or

38

exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Funds may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Funds will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI, and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust. The Funds do not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust, including the Funds, are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Funds). From time to time, large shareholders may control the Funds or the Trust.

39

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Golden Large Cap Core Fund (formerly “Golden Large Core Value Fund”) and the Golden Small Cap Core Fund (formerly “Golden Small Core Value Fund”) for the periods since the Funds’ inception. Certain information reflects financial results for a single Fund share of the Institutional Share class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2008 and the period September 13, 2005 to June 30, 2007 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. Financial information of the Investor share class is not shown as such class was not offered during the period.

	Year Ended June 30, 2008	Year Ended June 30, 2007	September 13, 2005(a) through June 30, 2006

GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$12.24	$10.31	$10.00

INVESTMENT OPERATIONS
Net investment income (loss)(b)	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	(1.45)	1.88	0.23 (c)

Total from Investment Operations	(1.33)	1.98	0.34

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)	—	—
Net realized gains	— (d)	(0.05)	(0.03)

Total Distributions to Shareholders	(0.09)	(0.05)	(0.03)

NET ASSET VALUE, End of Period	$10.82	$12.24	$10.31

TOTAL RETURN(e)	(10.90)%	19.20%	3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$133,917	$129,124	$21,563
Ratios to Average Net Assets(f):
Net expenses	0.70%	0.70%	0.70%
Gross expenses(g)	0.70%	0.71%	0.72%
Net investment income (loss)	1.06%	0.89%	1.36%
PORTFOLIO TURNOVER RATE(e)	46%	56%	120%

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	Year Ended June 30, 2008	Year Ended June 30, 2007	September 13, 2005(a) through June 30, 2006

GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$13.60	$11.40	$10.00

INVESTMENT OPERATIONS
Net investment income (loss)(b)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.36)	2.24	1.41 (c)

Total from Investment Operations	(2.40)	2.20	1.40

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—
Net realized gains	(0.11)	—	—

Total Distributions to Shareholders	(0.11)	—	—

NET ASSET VALUE, End of Period	$11.09	$13.60	$11.40

TOTAL RETURN(e)	(17.66)%	19.30%	14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$209,709	$197,131	$24,837
Ratios to Average Net Assets(f):
Net expenses	1.10%	1.10%	1.10%
Gross expenses(g)	1.11%	1.11%	1.11%
Net investment income	(0.38)%	(0.30)%	(0.11)%
PORTFOLIO TURNOVER RATE(e)	72%	55%	41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.

(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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Golden Large Cap Core Fund

Institutional Shares

Investor Shares

Golden Small Cap Core Fund

Institutional Shares

Investor Shares

Annual/Semi-Annual Reports

Additional information about the Funds’ investments will be available in the Funds’ annual/semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You can get free copies of the annual/semi-annual reports (when available), the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

Golden Funds

P.O. Box 588

Portland, Maine 04112

(800) 206-8610 (toll free)

The annual/semi-annual reports and the SAI are not available on the Funds’ website as the Funds do not maintain a website at this time.

Distributor: Foreside Fund Services, LLC

www.foresides.com

Securities and Exchange

Commission Information

You can also review the Funds’ annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

Email address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s Web site at www.sec.gov.

Investment Company Act File No. 811-3023

213-PRU-1108

Statement of Additional Information

November 1, 2008

Investment Adviser:

Auxier Asset Management LLC

5000 S.W. Meadows Road, Suite 410

Lake Oswego, OR 97035-2224

Account Information

and Shareholder Services:

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

(800) 206-8610

AUXIER FOCUS FUND INVESTOR SHARES A SHARES

This Statement of Additional Information (the “SAI”) supplements the Prospectuses dated November 1, 2008, as may be amended from time to time, offering Investor and A Shares of Auxier Focus Fund (the “Fund”) (together, the “Prospectuses”), a separate portfolio of Forum Funds, a registered, open-end management investment company (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectuses. You may obtain the Prospectuses without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

Financial statements for the Fund for the year ended June 30, 2008 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic.

“Administrator” means Atlantic.

“Adviser” means Auxier Asset Management LLC.

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“CFTC” means the U.S. Commodities Future Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fund” means Auxier Focus Fund.

“Independent Trustee” means a Trustee that is not an interested person of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended and including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended and including rules and regulations as promulgated thereunder.

Investment Policies and Risks

The Fund is a diversified series of the Trust. The Fund offers two classes: Investor Shares and A Shares. On December 10, 2004, the Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds (the “Ameriprime Fund”). This section discusses in greater detail than the Fund’s Prospectuses certain investments that the Fund can make.

Equity Investments

Equity Securities Equity securities consist of common stock, preferred stock, convertible preferred stock, depositary receipts such as American Depositary Receipts (“ADRs”), rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock, like common stock, represents an ownership interest in a corporation, but preferred stock will be paid before common stock in the event of liquidation. Convertible preferred stock is preferred stock that can be converted to common stock at a certain price within a defined period of time. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Equity securities also include S&P Depositary Receipts (“SPDR”s, known as “Spiders”), DIAMONDS, QQQs and a number of other exchange traded funds. Certain equity securities such as SPDRs are also investment companies. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. Exchange traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available.

Preferred Stock Preferred stock has a preference in liquidation (and, generally in dividends) over common stock but is subordinated in liquidation to debt. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (typically, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s, although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred

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stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends. See Appendix A of this SAI for a further discussion of the ratings used by Moody’s and S&P.

Equity Risks The fundamental risk of investing in equity securities is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions factors beyond the control of the Adviser. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. As a result, the return and net asset value of the Fund will fluctuate.

Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Fixed Income Investments

Debt Securities The Fund may invest in short- and long-term debt securities, convertible bonds and convertible debt securities. The Fund will not invest more than 5% of its net assets in each of the following: preferred stock, convertible preferred stock and convertible bonds. Changes in interest rates will affect the value of the Fund’s investments in debt securities. Increases in interest rates may cause the value of the Fund’s investments to decline and this decrease in value may not be offset by higher interest income from new investments. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of fixed income securities. The Fund may invest up to 25% of its net assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody’s or, unrated, but determined to be of comparable quality by the Adviser. Junk bonds are subject to greater market risk and credit risk, or loss of principal and interest, than higher rated securities, as described below under “Lower Quality Debt Securities.” Appendix A of this SAI describes the securities ratings used by various ratings agencies.

Corporate Debt Securities Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Fixed rate corporate debt securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

Many corporate debt obligations permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance.

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Variable and Floating Rate Securities Certain debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on these securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments.

Lower Quality Debt Securities Lower quality debt securities (commonly called “junk” or “high yield” bonds) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

U.S. Government Securities The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

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Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Municipal Securities Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.

Municipal securities may carry fixed or floating rates of interest. Most municipal securities pay interest in arrears on a semi-annual or more frequent basis. However, certain securities, typically known as capital appreciation bonds or zero coupon bonds, do not provide for any interest payments prior to maturity. Such securities are normally sold at a discount from their stated value, or provide for periodic increases in their stated value to reflect a compounded interest rate. The market value of these securities is also more sensitive to changes in market interest rates than securities that provide for current interest payments.

Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Convertible Securities A convertible security is a bond or preferred stock, which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, convertible securities also afford an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

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General Risks of Debt Securities

Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Some municipal securities may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. Issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rate Risk The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity.

Credit Risk Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a debt security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

Investments in Foreign Securities

Foreign Securities The Fund may invest in foreign equity and debt securities which may be denominated in foreign currencies. Foreign securities, including ADRs, are subject to additional investment risks. All foreign investments are subject to foreign political and economic instability. There may be less information publicly available about foreign issues than about domestic issues, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Foreign Market Risks Investments in foreign securities also include the risk that the foreign government will impose restrictions on foreign currency transactions and rates of exchanges, will impose other regulations on exchange controls or will impose the seizure or nationalization of foreign assets. There is also the risk that there will be changes in the administrations or economic and monetary policies of related foreign governments, resulting in the possibility of expropriation decrees and other adverse foreign governmental action, or the imposition of new taxes. Foreign markets also tend to be less liquid and typically involve less government supervision of exchanges, brokers and issuers, as well as, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility and investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Additional Risks of High Yield Foreign Sovereign Debt Securities Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of

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their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

Other factors that may influence the ability or willingness to service debt include, but are not limited to: a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

The cost of servicing external debt also generally will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Other Investment Strategies

Borrowing The Fund may borrow amounts up to 5% of its total assets to meet redemption requests. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more than its investments increase in value, and

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decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Repurchase Agreements The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund’s custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

Repurchase Agreements Risks Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by or lent by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

Short Sales The Fund may engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. The Fund may make short sales of securities or maintain a short position, in each case only against the box. A short sale is “against the box” to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. In addition, while borrowing securities for outstanding short sales, the Fund provides the lender collateral which is marked to market in an amount equal to the value of the security borrowed. The Fund will not make short sales if, as a result, more than 20% of the Fund’s net assets would be held as collateral for short sales.

Short Sales Risks Positions in shorted securities are speculative and more risky than long positions in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Investors should be aware of the intrinsic risk involved in the Fund and be cognizant that any strategy that includes selling securities short can suffer significant losses.

In connection with its short sales, the Fund will be required to segregate in an account or on the books and records of the Fund, offsetting assets, cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

Foreign Currency Transactions The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another.

Temporary Defensive Position

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Fund’s Adviser to be of comparable quality. The Fund can also invest in cash and prime quality cash equivalents pending settlement of investments.

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Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds. The Fund will invest in money market mutual funds in compliance with the 1940 Act.

Open-End and Closed-End Investment Companies

General The Fund may invest in shares of closed-end investment companies that invest chiefly in shares of companies located outside the United States. The Fund may also invest in shares of other open-end and closed-end investment companies consistent with its investment objectives and strategies. The Fund may invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act.

Risks The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth above.

Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

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Investment Limitations

For purposes of all investment policies of the Fund: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1.	Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

Diversification With respect to 75% of its assets, the Fund will not purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

Borrowing Money The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act.

Underwriting The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities, which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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Concentration The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust, on behalf of the Fund, as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the policy regarding borrowing money set forth above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, on behalf of the Fund and within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

2.	Non-Fundamental Limitations

The Fund has adopted the following investment limitations, that may be changed by the Board without shareholder approval.

Pledging The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Borrowing The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

Margin Purchases The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

Illiquid Securities The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

Loans of Portfolio Securities The Fund will not make loans of portfolio securities.

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Management

1.	Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.

Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”), (a fund services company acquired by Citibank, N.A.) 1986-2003.

Officers

Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care, June 2005-December 2006; Director, Fund Accounting, Citigroup, December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992-November 2003; Auditor, Ernst & Young, May 1988-March 1992.

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Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup, December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup, December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

Trustee Ownership in the Fund and Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2007	Aggregate Dollar Range of Ownership as of December 31, 2007 in all Funds Overseen by Trustee in the Trust
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	$50,001-$100,000
Interested Trustees
John Y. Keffer	None	$50,001-$100,000

2.	Ownership of Securities of the Adviser and Related Companies

As of December 31, 2007, no Independent Trustee or any immediate family member owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

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3.	Information Concerning Trust Committees

Audit Committee The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended June 30, 2008, the Audit Committee met seven times for the Trust.

Nominating Committee The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended June 30, 2008, the Nominating Committee did not meet.

Valuation Committee The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, certain officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV per share of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended June 30, 2008, the Valuation Committee met seven times .

Qualified Legal Compliance Committee The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended June 30, 2008, the QLCC did not meet.

Contracts Committee The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval. During the fiscal year ended June 30, 2008, the Contracts Committee did not meet.

Compliance Committee The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officer (“CCO”). The Compliance Committee oversees the Trust’s CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended June 30, 2008, the Compliance Committee did not meet.

4.	Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

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The following table sets forth the fees paid to each Trustee by the Fund and the Trust for the fiscal year ending June 30, 2008.

Trustee	Compensation from Fund	Benefits		Retirement		Total Compensation from Trust
Costas Azariadis	$940	$	N/A	$	N/A	$34,000
James C. Cheng	$958	$	N/A	$	N/A	$34,500
J. Michael Parish	$1,327	$	N/A	$	N/A	$47,750
John Y. Keffer	$518	$	N/A	$	N/A	$18,000

5.	Investment Adviser

Services of Adviser The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

Ownership of Adviser The Fund’s investment adviser is Auxier Asset Management, LLC, 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224. J. Jeffrey Auxier may be deemed to be a controlling person of the Adviser due to his control of JA Holdings, Inc. JA Holdings, Inc. was created to be the sole member of the Adviser.

Information Regarding Portfolio Manager The following information regarding the Fund’s portfolio manager has been approved by the Adviser.

Other Accounts under Management As of June 30, 2008, Mr. Auxier acted as portfolio manager for 292 other accounts with assets totaling $267 million. Mr. Auxier does not manage any other registered investment companies. No client managed by Mr. Auxier pays the Adviser a performance-based fee.

Conflicts of Interest Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention by focusing on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•

If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Manager Mr. Auxier receives a fixed base cash salary. Compensation is not based on the investment performance or assets of the Fund or other advisory accounts.

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Portfolio Manager Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2008
J. Jeffrey Auxier	Over $1,000,000

Fees The Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month. The Adviser’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not charge you a separate management fee on the account with respect to those assets.

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2009 to the extent necessary to maintain the total annual operating expenses at 1.35% of the average daily net assets of the Investor Shares and A Shares. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at anytime.

Table 1 in Appendix B shows the dollar amount of the fees paid by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data presented is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Other Provisions of Advisory Agreement The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

6.	Distributor

Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust dated November 24, 2003, as amended and restated October 1, 2004 and as amended March 1, 2005, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements (see also “Purchases through Financial Institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

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Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution’s procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution. The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan is effective.

Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to certain financial institutions, the sales charge paid on purchases of the Fund’s A Shares.

Distribution Plan – A Shares The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “Payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the fund’s A Shares. The Payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund’s A Shares. The plan is a core component of the ongoing distribution of A Shares.

The plan provides that the Payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation, providing assistance in connection with responding to a Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a Payee for services and not to reimburse it for expenses incurred.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan with respect to a class without approval by shareholders of that class and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund’s A shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund’s A Shares.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Distributor and the actual fees received by the Distributor and its agents under the plan. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

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7.	Other Fund Service Providers

Administrator, Accountant, Transfer Agent and Compliance Services

Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”) provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Trust, LLC. Mr. John Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Fund’s administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”). Atlantic provides administration and fund accounting services to the Fund under an agreement (“Atlantic Services Agreement”) on terms similar to those in the Citi Services Agreement.

Pursuant to the Atlantic Services Agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As Administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Atlantic Services Agreement with respect to the Fund continues in effect until terminated; provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement. Under the Atlantic Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as transfer agent and distribution paying agent for the Fund. The transfer agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

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Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi, the amount of fees waived by Citi for administration services and the actual fees received by Citi under the Citi Services Agreement. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi for Fund accounting services, the amount of fees waived by Citi, and the actual fees received by Citi. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund., as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Fund, on behalf of the Trust. Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Fund on terms similar to those in the Atlantic Compliance Services Agreement.

For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Atlantic Compliance Services Agreement with respect to the Fund continues in effect until terminated. The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee’s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid to FCS for Compliance Services, the amount of the fee waived by FCS and the actual fees retained by FCS. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Custodian The Custodian, Citibank, N.A. , pursuant to an agreement with the Trust, safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

Legal Counsel K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as counsel to the Fund.

Independent Registered Public Accounting Firm Deloitte & Touche LLP, (“D&T”), 200 Berkeley Street, Boston, Massachusetts, 02116, is the Fund’s independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC.

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Portfolio Transactions

1.	How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally affected; (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.	Commissions Paid

Table 6 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund and the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

3.	Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available for the purchase and sale of securities. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.	Choosing Broker-Dealers

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

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The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or the broker is efficient in trade execution.

Table 7 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

5.	Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services. Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

Table 7 in Appendix B lists each broker to whom the Fund directed brokerage during the fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

6.	Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.	Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.	Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interests of the affected accounts and equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

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9.	Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10.	Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parent companies of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

11.	Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund’s semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days after the end of those periods. You may request a copy of the Fund’s latest annual and semi-annual report to shareholders by contacting the transfer agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at www.sec.gov.

In addition, the Fund’s Adviser makes publicly available, on a monthly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding). This holdings information is made available through the Fund or Adviser’s website, www.auxierasset.com, marketing communications (including printed advertisements and sales literature), and/or the Fund’s Transfer Agent telephone customer service center that supports the Fund. This monthly holdings information is released within 15 days after the month end.

From time to time, the Fund’s Adviser also may disclose nonpublic information regarding the Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpubic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Fund’s Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

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The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons in advance of public release. The Adviser, Atlantic and the Custodianhave regular continuous access to the Fund’s portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, may have access to the Fund’s nonpublic portfolio holdings information on a periodic basis. Independent accountants received nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to a Fund’s nonpublic portfolio holdings information on a periodic basis. The Trustees and legal counsel to the Fund may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) generally receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter, but may have more frequent access, if necessary. The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Trust’s, Adviser’s, Administrator’s and Distributor’s codes of ethics (collectively, “Codes”) are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund’s portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

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Purchase and Redemption Information

1.	General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent at the address and phone number listed on the front cover of the SAI. The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed or trading on the NYSE is restricted. Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability. The Fund reserves the right to refuse any purchase request.

2.	IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

3.	UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gifts or transfers to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

4.	Purchases through Financial Institutions

The Fund or its Adviser may enter into agreements with Financial Institutions. You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive purchase, redemption or exchange orders on its behalf. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s prospectus or the Financial Institution’s contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

The Adviser may pay certain Financial Institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

5.	Additional Redemption Information

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

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The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectuses.

6.	Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading on the New York Stock Exchange is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may, by order, permit for the protection of the shareholders of the Fund.

7.	Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

8.	NAV Determination

In determining the Fund’s NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.	Distributions

Distributions of net investment income will be reinvested at the applicable Fund class’ NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund class’ NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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Taxation

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

1.	Qualification as a Regulated Investment Company

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund. The tax year-end of the Fund is June 30 (the same as its fiscal year end).

2.	Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

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The Fund must distribute annually to its shareholders at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

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The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, foreign securities, or other income (including gains from options and futures contracts) derived from its business of investing in such stock securities or in currencies. For tax years beginning after October 22, 2004, net income from interests in “qualified publicly traded partnerships” also constitutes qualifying income.

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The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or for tax years beginning after October 22, 2004, in the securities of one or more “qualified publicly traded partnerships.”

Failure to Qualify If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

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Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions The Fund anticipates distributing to its shareholders substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met by the Fund and the shareholder. A distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.

The Fund anticipates distributing to its shareholders substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treatedas a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether a distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) to you during the year.

3.	Certain Tax Rules Applicable to the Fund’s Transactions

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised,

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the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pay such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Funds’ investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Funds’ net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net

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mark-to- market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

Unless certain conditions are met by the Fund, a “short against the box” position may be treated as a constructive sale of the long position, which is a taxable event. These conditions include a requirement that the short position be closed out within 30 days of the end of the year and that the investor must hold its long position, without entering into any hedging strategies, for a minimum of 60 days after the short position has been closed.

Under current federal tax law, if the Fund invests in bonds issued with “original issue discount”, the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to “market discount bonds” (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year.

4.	Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

5.	Sale or Redemption of Shares

In general, you will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss if the Fund shares are held as a capital asset and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

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6.	Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s Federal income tax liability or refunded once the required information or certification is provided.

3.	State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Fund.

4.	Foreign Income Tax

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by a Fund.

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Other	Matters

1. The Trust and Its Shareholders

General Information Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Opportunities Fund (4)

Absolute Strategies Fund (1)

Adams Harkness Small Cap Growth Fund

Austin Global Equity Fund

Auxier Focus Fund (2)

Brown Advisory Core International Fund (4)

Brown Advisory Flexible Value Fund f/k/a Flag

Investors – Equity Opportunity Fund (6)

Brown Advisory Growth Equity Fund (3)

Brown Advisory Intermediate Income Fund (3)

Brown Advisory Maryland Bond Fund (4)

Brown Advisory Opportunity Fund (3)

Brown Advisory Small-Cap Growth Fund (5)

Brown Advisory Small-Cap Value Fund (3)

Brown Advisory Value Equity Fund (3)

DF Dent Premier Growth Fund

Dover Long/Short Sector Fund (6)

Fountainhead Special Value Fund

Golden Large Cap Core Fund (7)

Golden Small Cap Core Fund (7)

Grisanti Brown Value Fund (7)

Jordan Opportunity Fund

Liberty Street Horizon Fund (1)

Merk Asian Currency Fund (8)

Merk Hard Currency Fund (7)

Payson Total Return Fund

Polaris Global Value Fund

The BeeHive Fund

(1)	The Trust offers share of beneficial interest in Institutional, C and R classes of this series.

(2)	The Trust offers shares of beneficial interest in Investor and A classes of this series.

(3)	The Trust offers shares of beneficial interest in an Institutional class of this series.

(4)	The Trust offers shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.

(5)

The Trust offers shares of beneficial interest in Institutional and A classes of this series. Effective April 25, 2006, the Fund ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust offers shares of beneficial interest in Institutional and Investor classes of this series.

(7)	The Trust offers shares of beneficial interest in Institutional and A classes of this series.

(8)	The Trust offers shares of beneficial interest in Institutional and I classes of this series.

(9)	The Trust offers shares of beneficial interest in an Investor class of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

31

Series and Classes of the Trust Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’ performance. For more information on any other series or class of shares of the Trust, investors may contact the Transfer Agent.

Shareholder Voting and Other Rights Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a series is entitled to the shareholder’s pro-rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or Its Series

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

Fund Ownership As of September 30, 2008, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of October 7, 2008, the shareholders below may be deemed to control the Fund. “Control” for this purpose is the ownership of more than 25% of the Fund’s voting securities.

Name and Address	Shares	% of Fund
Charles Schwab & Co., Inc *	3,326,009	46.90

*	Charles Schwab & Co., Inc. is a California corporation and a subsidiary of Charles Schwab Corporation.

Limitations on Shareholders’ and Trustees’ Liability Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that

32

governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

2.	Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and the Adviser are included in Appendices C and D. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (877) 3-AUXIER or (877) 328-9437 and (2) on the SEC’s web site at www.sec.gov.

3.	Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

4.	Financial Statements

The financial statements of the Fund for the fiscal year ended June 30, 2008, which are included in the Fund’s Annual Report to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, and notes to financial statements. The financial statements have been audited by D&T, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

33

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Preferred Stock

Moody’s

Aaa	An issue that is rated “Aaa” is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa	An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A	An issue that is rated “A” is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa	An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba	An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B	An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

S&P

AAA	This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC	Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Note	Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-2

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•     Leading market positions in well-established industries.

•     High rates of return on funds employed.

•     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

B	A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-4

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees paid to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Year Ended June 30, 2008	$1,526,415	$4,937	$1,521,478
Year Ended June 30, 2007	$1,482,544	$6,958	$1,475,586
Year Ended June 30, 2006	$1,391,811	$7,411	$1,384,400

The Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage fees and commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

Table 2 – Distribution Fees

The following table shows the dollar amount of fees payable by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor, and the actual fees retained by the Distributor.

	Plan Fee Charged	Plan Fee Waived	Plan Fee Retained
Year Ended June 30, 2008	$1,397	$0	$1,397
Year Ended June 30, 2007	$137	$0	$137
Year Ended June 30, 2006	$555	$0	$555

Table 3 – Administration Fees

The following table shows the dollar amount of fees paid to the Administrator with respect to the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Year Ended June 30, 2008	$135,681	$0	$135,681
Year Ended June 30, 2007	$141,909	$11,089	$130,820
Year Ended June 30, 2006	$138,337	$25,000	$113,337

Table 4 – Accounting Fees

The following table shows the dollar amount of fees paid to the Accountant with respect to the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Year Ended June 30, 2008	$48,000	$0	$48,000
Year Ended June 30, 2007	$68,982	$5,323	$63,659
Year Ended June 30, 2006	$66,669	$11,180	$55,489

B-1

Table 5 – Compliance Fees

The following tables show the dollar amount of fees accrued by the Fund, the amount of fee that was waived, if any, and the actual fees received (or shorter period depending on the Fund’s commencement of operations).

	Compliance Fees Accrued	Compliance Fees Waived	Compliance Fees Retained
Year Ended June 30, 2008	$38,807	$0	$38,807
Year Ended June 30, 2007	$38,482	$0	$38,482
Year Ended June 30, 2006	$16,542	$0	$16,542

Table 6 – Commissions

The following table shows the aggregate brokerage commissions of the Fund.

	Aggregate Brokerage Commissions Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advisor or Distributor
Year Ended June 30, 2008	$12,930			0%	0%
Year Ended June 30, 2007	$19,713			0%	0%
Year Ended June 30, 2006	$33,441	$8,849	26%	26%

Table 7 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

	Broker	Amount Directed	Amount of Commissions Generated
Year Ended June 30, 2008	N/A	$0	$0
Year Ended June 30, 2007	N/A	$0	$0
Year Ended June 30, 2006	N/A	$0	$0

Table 8 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

Regular Broker or Dealer	Value of Securities Held (000’s Omitted)
N/A	N/A

B-2

Table 9 – 5% Shareholders

The following table lists: the persons who owned of record or beneficially 5% or more of the outstanding shares of each Fund class as of October 7, 2008.

Name and Address	Shares	% of Class Owned
Investor Shares
Charles Schwab & Co., Inc.* 9602 East Panarama Circle Englewood, CO 80112	3,326,009	46.90%

National Financial Services, LLC 200 Liberty Street World Financial New York, NY 10281	593,359	8.37%

A Shares
RBC Capital Markets Corp FBO Carolyn A Brown 62 Fernwood LN Greenville, SC 29607-1758	1,875	12.83%

RBC Capital Markets Corp FBO Scott Buchler Janelle Brown-Buchler JT TEN WROS 6758 Coachman Dr Jackson, MI 49201-9438	1,571	10.76%

RBC Capital Markets Corp FBO Bruce W Youker Individual Retirement Account RBC Capital Markets Corp Cust 216 S Merchant Fremont, MI 49412-1642	1,458	9.98%

RBC Capital Markets Corp FBO David M Kell Individual Retirement Account RBC Capital Markets Corp Cust 3802 Devonshire St Midland, MI 48642-4915	1,287	8.81%

RBC Capital Markets Corp FBO Gordon K Graves Individual Retirement Account RBC Capital Markets Corp Cust 2142 Miller Rd Kalamazoo, MI 49001-4118	1,260	8.63%

RBC Capital Markets Corp FBO Clark T Johnson 216 Merchant Fremont, MI 49412-1642	1,208	8.27%

B-3

RBC Capital Markets Corporation FBO Robert T Maina & Noma Jean Maina Mutual Fund Account JT TEN/WROS 17233 Kingsburg Road Bend, OR 97707	1,044	7.15%

RBC Capital Markets Corp FBO Barbara Rogers Individual Retirement Account RBC Capital Markets Corp Cust PO Box 594 Bellaire, MI 49615-0594	1,035	7.08%

RBC Capital Markets Corp FBO Fremont Metal Paper 2070 S Wisner Fremont, MI 49412-9722	888	6.08%

RBC Capital Markets Corp FBO Richard N Price Metals USA SEP IRA RBC Capital Markets Corp Cust 2333 Oakwood Dr SE Grand Rapids, MI 49506-4059	846	5.79%

Table 10 – Sales Charges (A Shares Only)

The following table shows the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund’s A Shares.

Auxier Focus Fund Class A	Aggregate Sales Charge	Sales Charge Retained	Sales Charge Reallowed
Year Ended June 30, 2008	$208	$27	$181
Year Ended June 30, 2007	$11,698	$1,523	$10,175
Year Ended June 30, 2006	$21,103	$3,105	$17,998

B-4

APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds ( the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

C-1

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)	General

(1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)	Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.

(4) Common Stock Increase Authorization. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

C-2

(C)	Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)	Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)	Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

C-3

APPENDIX D – IA POLICIES AND PROCEDURES MANUAL

Auxier Asset Management LLC

IA Policies and Procedures Manual

10/5/2004 to Current

Proxy Voting

Policy

Auxier Asset Management LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Lillian M. Walker, Operations & Compliance Manager, Auxier Asset Management LLC, has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Auxier Asset Management LLC has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to Rita Miller, Portfolio Administrator, Auxier Asset Management LLC;

•	Rita Miller will determine which client accounts hold the security to which the proxy relates;

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Absent material conflicts, J. Jeffrey Auxier will determine how Auxier Asset Management LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

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Auxier Asset Management LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedure, including a statement that clients may request information regarding how Auxier Asset Management LLC voted a client’s proxies, and that clients may request a copy of these policies and procedures.

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Auxier Asset Management LLC will also send a copy of this summary to all existing clients who have previously received Auxier Asset Management LLC’s Disclosure Document; or Lillian M. Walker may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Lillian M. Walker.

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In response to any request, Lillian M. Walker will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Auxier Asset Management LLC voted the client's proxy with respect to each proposal about which the client inquired.

Voting Guidelines

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In the absence of specific voting guidelines from the client, Auxier Asset Management LLC will vote proxies in the best interests of each particular client. Auxier Asset Management LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Auxier Asset Management LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

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Auxier Asset Management LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•	Auxier Asset Management LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

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In reviewing proposals, Auxier Asset Management LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

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Auxier Asset Management LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Auxier Asset Management LLC with the issuer of each security to determine if Auxier Asset Management LLC or any of its employees has any financial, business or personal relationship with the issuer.

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If a material conflict of interest exists, Lillian M. Walker will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Auxier Asset Management LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Auxier Asset Management LLC shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Auxier Asset Management LLC receives;

•	A record of each vote that Auxier Asset Management LLC casts;

•	Any document Auxier Asset Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

•	A copy of each written request from a client for information on how Auxier Asset Management LLC voted such client’s proxies, and a copy of any written response.

Statement of Additional Information

November 1, 2008

Investment Adviser:

D.F. Dent and Company, Inc.

2 East Read Street

Baltimore, Maryland 21202

http://www.dfdent.com/

Account Information

and Shareholder Services:

Attn: Transfer Agent

Atlantic Fund

Administration, LLC

P.O. Box 588

Portland, Maine 04112

(866) 2DF-DENT (toll free)

(207) 879-0001

DF DENT PREMIER GROWTH FUND

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated November 1, 2008, as may be amended from time to time offering shares of the DF Dent Premier Growth Fund (the “Fund”), a separate portfolio of Forum Funds, a registered, open-end management investment company (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

Financial statements of the Fund for the period ended June 30, 2008 are included in the Annual Report to shareholders and are incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request, by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic.

“Administrator” means Atlantic.

“Adviser” means D.F. Dent and Company, Inc.

“Board” means the Board of Trustees of the Trust.

“Atlantic” means Atlantic Fund Administration, LLC

“CFTC” means the U.S. Commodities Future Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fitch” means Fitch Ratings.

“Fund” means DF Dent Premier Growth Fund.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended and including rules and regulations promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and resolutions as promulgated thereunder.

1. INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund’s Prospectus certain investments that the Fund can make.

A. Security Ratings Information

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of convertible securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

The Fund’s investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in convertible securities that are considered investment grade. Investment grade securities are rated in the top four long-term rating categories or the two highest short-term rating categories by an NRSRO or are unrated and determined by the Adviser to be of comparable quality. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. The lowest rated convertible security bond in which the Fund may invest is “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch. The lowest rated preferred stock in which the Fund may invest is “baa” in the case of Moody’s and “BBB” in the case of S&P.

The Fund may retain a security whose rating has been lowered below the lowest permissible rating category (or that is unrated and determined by the Adviser to be of comparable quality to a security whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

B. Equity Securities

General

Common and Preferred Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. Convertible Securities

General. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3. Warrants and Rights

General. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 10% of the value of its total assets. The Fund may also invest up to 10% of its total assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. Depositary Receipts

General. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”) and other types of depositary receipts. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund may invest in ADRs in order to obtain exposure to foreign securities markets.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

5. Real Estate Investment Trusts

General. Real Estate Investment Trusts (“REITS”) are companies that (1) own, manage, or lease commercial real estate; (2) invest in loans for real estate development or securities backed by real estate (i.e., mortgage-backed securities); or (3) finance loans for real estate development. A REIT does not pay Federal income tax on income it generates or earns if certain requirements are satisfied including (1) the REIT invests at least 75% of its total assets in real property and (2) the REIT distributes at least 90% of its income as a dividend to shareholders.

Risks. Investments in REITs involve certain risks including real estate risk, diversification risk, interest rate/prepayment risk, and credit risk. Specifically, changes in the real estate market may affect the value of the real estate in which a REIT directly or indirectly invests and, thus, the profitability of the REIT. Additionally, a REIT’s portfolio may not be diversified to include a variety of investment property types or properties located in a variety of geographical regions. Accordingly, economic changes may have a greater effect on a REIT’s profitability than on an alternative investment that invests in a number of different types of investments and issues located in a variety of geographical locations. A change in interest rates may also affect the value of the real estate in which a REIT directly or indirectly invests. Specifically, an increase in interest rates may cause the value of a REIT’s investment in real estate loans or securities backed by real estate to decline. Alternatively, a decline in interest rates may affect a REIT’s yield if the loans or real estate related securities in which the REIT invests are prepaid requiring the REIT to invest in loans or real estate related securities with lower yields. Finally, with respect to a REIT’s financing of real estate loans and investment in loans or other real estate backed securities, there is the risk that the debtor on a loan or the issuer of the real estate backed security will be unable to make timely payments of interest or principal or to otherwise honor its obligations.

C. Foreign Securities

The Fund may invest in foreign securities, which may be denominated in foreign currencies. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and, therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

D. Fixed Income Securities

General

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate debt securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies. Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Government and Agency Mortgage-Backed Securities.

The Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the management of FNMA and FHLMC was replaced. Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Asset-backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Non-US Dollar Denominated Securities. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

Junk Bonds. Junk bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; fixed, variable, floating rate and deferred interest debt obligations; mortgage-backed and asset-backed debt obligations provided they are unrated or rated below investment grade.

Risks

General Risks. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in the Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, debt securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. Bankruptcy, litigation or other conditions may impair an issuers’ ability to pay, when due, the principal of and interest on its debt securities.

Credit Risk. The Fund’s investment in debt securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.

Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline.

Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

Junk Bonds. Securities rated below investment grade, i.e., Ba or BB and lower, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

E. Forward Contracts

General. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be “derivatives”—financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis. The Fund will not have more than 25% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Portfolio’s investment securities or other assets denominated in that currency.

If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Risks. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

F. Options

General. The Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter. Options are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, exchanges on which options are traded, or by the CFTC. The Fund may purchase or write put and call options to: (1) enhance the Fund’s performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Currently, the Fund has no intention of investing in options for purposes other than hedging. No assurance can be given that any hedging or income strategy will achieve its intended result.

Segregated Assets. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will designate and maintain, in a segregated account, cash and liquid securities. The assets’ value, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions.

Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

1. Options and Futures Strategies

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Stock Indices. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Risks. There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions. The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund’s activities in options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

G. Repurchase Agreements

General. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Portfolio’s custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

Risks. Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased or lent by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

H. When-Issued Securities

General. The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

Risks. At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund’s asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

I. Illiquid and Restricted Securities

General. The term “illiquid securities,” as used herein, means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”). For more information, see “Investment Limitations: Non-Fundamental Limitations-Illiquid Securities.”

Risks. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to cause an issuer to register a restricted security in order to dispose of it, resulting in expense and delay. Generally, the Fund would not have the right to require an issuer to register a restricted security. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

Determination of Liquidity. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

J. Open-End and Closed-End Investment Companies

General. The Fund may invest in shares of closed-end investment companies that invest chiefly in shares of companies located outside the United States. The Fund may also invest in shares of other open-end and closed-end investment companies consistent with its investment objectives and strategies. The Fund may invest in money market mutual funds, pending investment of cash balances. The Fund may invest in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities –Foreign Securities” above.

K. Temporary Defensive Position

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Appendix A summarizes the short-term ratings of several NRSROs.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

L. Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders. The Board may authorize future investments in other securities not listed in the SAI.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A non-fundamental policy of the Fund may be changed by the Board without shareholder approval.

A. Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1. Borrowing

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

2. Concentration

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies provided that the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

4. Underwriting Activities

Underwrite securities issued by other persons except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter.

5. Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

7. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. Issuance of Senior Securities

Issue any senior security (as defined in the 1940 Act), except that: (1) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

B. Non-Fundamental Limitations

The Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1. Borrowing

Purchase or otherwise acquire any security if the total of borrowings would exceed 5% of the value of its total assets.

2. Investments in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

3. Short Sales

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that options transactions are not deemed to constitute selling securities short.

4. Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) restricted securities that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

5. Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

6. Exercising Control of Issuers

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

3. MANAGEMENT

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.

Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC, since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”), (a fund services company acquired by Citibank, N.A.) 1986-2003.

Officers

Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration since 2008; Director, Consulting Services, Foreside Fund Services January 2007-September 2007; Elder Care, June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, accounting, Ernst & Young May 1988-March 1992.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 2004-December 2003

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

1. Trustee Ownership in the Fund and in the Same Family of Funds

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2007	Aggregate Dollar Range of Ownership as of December 31, 2007 in all Funds Overseen by Trustee in the Trust
Interested Trustees
John Y. Keffer	None	$50,001-$100,000
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	$50,001 to $100, 000	$50,001-$100,000

2. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2007, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

3. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust’s Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended June 30, 2008, the Audit Committee met seven times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust’s Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended June 30, 2008, the Nominating Committee did not meet.

Valuation Committee. The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended June 30, 2008, the Valuation Committee met seven times.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust’s Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended June 30, 2008, the QLCC did not meet.

Contracts Committee. The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval. During the fiscal year ended June 30, 2008, the Contracts Committee did not meet.

Compliance Committee. The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officer (“CCO”). The Compliance Committee oversees the Trust’s CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended June 30, 2008, the Compliance Committee did not meet.

B. Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended June 30, 2008.

Trustee	Compensation from Fund	Total Compensation from Trust
Costas Azariadis	$2,015	$34,000
James C. Cheng	$2,033	$34,500
John Y. Keffer	$1,058	$18,000
J. Michael Parish	$2,807	$47,750

C. Investment Adviser

1. Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

2. Ownership of Adviser

The Adviser is a privately-owned corporation organized under the laws of Maryland in 1976 controlled by Daniel F. Dent.

3. Information Concerning Other Accounts Managed by Portfolio Manager

As of June 30, 2008, Mr. Daniel F. Dent acted as a portfolio manager for 90 other accounts with assets totaling $11 billion, no other registered investment companies and no pooled investment vehicles. None of the other accounts managed by Mr. Dent paid the Adviser a performance-based fee.

4. Information Concerning Compensation by Portfolio Manager

For the period ending June 30, 2008, Mr. Dent was compensated based on a fixed base salary plus a bonus. This bonus was based on Mr. Dent’s equity participation in the ownership of the Adviser and also on the overall profitability of the Adviser based on assets under management.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•

The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•

If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•

Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

5. Portfolio Manager Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Funds as of June 30, 2008
Daniel F. Dent	Over $1,000,000

6. Fees

The Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets invested in the Fund. The fee is accrued daily by the Fund. The Adviser’s fee is paid quarterly.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not charge you a separate management fee on the account with respect to those assets.

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses so that the Fund’s net expenses are 1.10% through October 31, 2009 (the “Expense Limitation”). The contractual waiver may not be changed or eliminated without the consent of the Board of Trustees at any time.

Table 1 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data presented is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

7. Other Provisions of the Advisory Agreement

The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

D. Distributor

1. Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100 Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust dated November 24, 2003, as amended and restated October 1, 2004 and as amended March 1, 2005, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund (see “Purchases through Financial Institutions”). With respect to certain Financial institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements (see also, “purchases through Financial institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Distributor does not receive compensation for its distribution services.

E. Other Fund Service Providers

1. Administrator, Accountant, Transfer Agent and Compliance Services

Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”) provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Trust, LLC. Mr. John Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Fund’s administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”). Atlantic provides administration and fund accounting services to the Fund under an agreement (“Atlantic Services Agreement”) on terms similar to those in the Citi Service Agreement.

Pursuant to the Atlantic Services Agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to reimburse the Fund for Atlantic’s fees pursuant to the Expense Limitation.

As Administrator Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Atlantic Service Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Atlantic Service Agreement is terminable with or without cause and without penalty by the Trust or by Administrator with respect to the Fund on 120 days’ written notice to the other party. The Atlantic Service Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Service Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Service Agreement. Under the Atlantic Service Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Service Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Service Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to  1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as transfer agent and distribution paying agent for the Fund. Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency. The transfer agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi, the amount of the fees waived by Citi for administration services and the actual fees received by Citi under the Citi Services Agreement. The data is for the past three fiscal years.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to Citi for fund accounting services, the amount of the fees waived by Citi, and the actual fees received by Citi. The data is for the past three fiscal years.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund., as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Fund, on behalf of the Trust. Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Fund on terms similar to those in the Atlantic Compliance Services Agreement.

For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Atlantic Compliance Services Agreement with respect to the Fund continues in effect until terminated. The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

Table 2 in Appendix B shows the dollar amount of the fee paid to FCS for Compliance Services, the amount of the fee waived by FCS and the actual fees retained by FCS. The data is for the past three fiscal years.

2. Custodian

The Custodian, Citibank, N.A., pursuant to an agreement with the Trust, safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

3. Legal Counsel

K & L Gates Ellis LLP, 1601 K Street, Washington D.C. 20006, serves as counsel to the Fund.

4. Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 200 Berkeley Street Boston, Massachusetts, 02116, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commision.

4. PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and securities convertible into common stock) are generally affected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary, in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as the aggregate commissions paid to any affiliates of the Fund or the Adviser. . The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations). Commissions paid by the Fund have increased over the last several fiscal years due to the growth in Fund assets.

C. Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. Choosing Broker-Dealers

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or the broker is efficient in trade execution.

Table 6 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

E. Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services. Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

F. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust. Currently, the Adviser does not effect the transactions through any affiliates.

H. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year.

Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. Portfolio turnover rates of the Fund are disclosed in the Prospectus under “Financial Highlights.”

J. Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parent companies of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 7 in Appendix B lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund’s most recent fiscal year. Table 6 also includes the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

K. Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund’s semi-annual fiscal periods are reported to the SEC within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days after the end of those periods. You may request a copy of the Fund’s latest annual and semi-annual report to shareholders by contacting the transfer agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at http://www.sec.gov/.

In addition, the Fund’s Adviser makes publicly available, on a semiannual basis, information regarding the Fund’s top five holdings (including name and percentage of the Fund’s assets invested in each such holding. This information is released no earlier than 60 days after the semiannual period end.

From time to time, the Adviser also may disclose nonpublic information regarding the Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

The Adviser, Atlantic and the Custodian have regular continuous access to the Fund’s portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services may have access to the Fund’s nonpublic portfolio holdings information on a periodic basis. Independent accountants received nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to a Fund’s nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees, may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) generally receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter, but may have more frequent access, if necessary. The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Trust’s, Adviser’s, Administrator’s and Distributor’s codes of ethics (collectively, “Codes”) are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund’s portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

5. PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the transfer agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed or trading on NYSE is restricted.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

B. Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. At the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2. UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

3. Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive on its behalf purchase orders. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s Prospectus and/or the Financial Institution’s contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

The Adviser may pay certain Financial Institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

C. Additional Redemption Information

You may redeem Fund shares at the NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund’s NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may, by order, permit for the protection of the shareholders of the Fund.

2. Redemption in Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

D. NAV Determination

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E. Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a “regulated investment company” (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

A. Qualification as a Regulated Investment Company

The Fund intends for each tax year to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is June 30 (the same as its fiscal year end).

1. Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company the Fund must satisfy the following requirements:

•

The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•

The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

•

The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or for tax years beginning after October 22, 2004, in the securities of one or more “qualified publicly traded partnerships.”

2. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met by the Fund and the shareholder. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short-or long-term). All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time of purchase reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to you during the year.

C. Certain Tax Rules Applicable to the Funds’ Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to “mark-to market” stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Sale, Exchange, or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. For this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted in determining the holding period of such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s Federal income tax liability or refunded once the required information or certification is provided.

G. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by a Fund.

7. OTHER MATTERS

A. The Trust and Its Shareholders

1. General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Opportunities Fund (4)

Absolute Strategies Fund (1)

Adams Harkness Small Cap Growth Fund

Austin Global Equity Fund

Auxier Focus Fund (2)

Brown Advisory Core International Fund (4)

Brown Advisory Flexible Value Fund f/k/a Flag Investors – Equity Opportunity Fund (6)

Brown Advisory Growth Equity Fund (3)

Brown Advisory Intermediate Income Fund (3)

Brown Advisory Maryland Bond Fund (4)

Brown Advisory Opportunity Fund (3)

Brown Advisory Small-Cap Growth Fund (5)

Brown Advisory Small-Cap Value Fund (3)

Brown Advisory Value Equity Fund (3)

DF Dent Premier Growth Fund

Dover Long/Short Sector Fund (6)

Fountainhead Special Value Fund

Golden Large Cap Core Fund (7)

Golden Small Cap Core Fund (7)

Grisanti Brown Value Fund (7)

Jordan Opportunity Fund

Liberty Street Horizon Fund (1)

Merk Asian Currency Fund (8)

Merk Hard Currency Fund (7)

Payson Total Return Fund

Polaris Global Value Fund

The BeeHive Fund

(1)	The Trust offers share of beneficial interest in Institutional, C and R classes of this series.
(2)	The Trust offers shares of beneficial interest in Investor and A classes of this series.
(3)	The Trust offers shares of beneficial interest in an Institutional class of this series.
(4)	The Trust offers shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.

(5)

The Trust offers shares of beneficial interest in Institutional and A classes of this series. Effective April 25, 2006, the Fund ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust offers shares of beneficial interest in Institutional and Investor classes of this series.
(7)	The Trust offers shares of beneficial interest in Institutional and A classes of this series.
(8)	The Trust offers shares of beneficial interest in Institutional and I classes of this series.
(9)	The Trust offers shares of beneficial interest in an Investor class of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and each series and class thereof will continue indefinitely until terminated.

2. Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’s performance. For more information on any other class of shares of the Fund, investors may contact the transfer agent.

3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro-rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or Its Series

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. Fund Ownership

As of September 30, 2008, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of September 30, 2008, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 30, 2008, the following shareholders may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

Shareholder	Percentage of Shares Owned
None	N/A

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and Adviser are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the transfer agent at (866) 233-3368 and (2) on the SEC’s website at http://www.sec.gov.

E. Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, each of which is designed to eliminate conflicts of interest between a Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The financial statements of the Fund for the fiscal year ended June 30, 2008, which are included in the Fund’s Annual Report to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, and notes to financial statements. The financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Preferred Stock

Moody’s

Aaa	An issue which is rated “Aaa” is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

A-1

Aa	An issue which is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A	An issue which is rated “A” is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa	An issue which is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba	An issue which is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B	An issue which is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue which is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-2

S&P

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC	Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note	Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-3

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•        Leading market positions in well-established industries.

•        High rates of return on funds employed.

•        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•        Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B	A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of advisory fees accrued by the Fund, the amount of fees waived by the Adviser, if any, and the actual fees received by the Adviser.

	Advisory Fees	Advisory Fees Waived	Advisory Fees Received
Year ended June 30, 2008	$2,448,664	$95,281	$2,353,383
Year ended June 30, 2007	$1,021,535	$161,128	$860,407
Year ended June 30, 2006	$574,488	$142,664	$431,824

Table 2 – Compliance Fees

The following tables show the dollar amount of fees accrued by the Fund, the amount of fees that was waived by FCS, if any, and the actual fees received by FCS.

Fund	Compliance Fees Accrued	Compliance Fees Waived	Compliance Fees Received
Year ended June 30, 2008	$47,410	$0	$47,410
Year Ended June 30, 2007	$25,571	$0	$25,571
Year Ended June 30, 2006	$26,122	$3,175	$22,947

Table 3 – Administration Fees

The following table shows the dollar amount of fees payable to Citi, the Fund’s prior administrator, with respect to the Fund, the amount of fees waived by Citi, if any, and the actual fees received by Citi.

	Administration Fees	Administration Fees Waived	Administration Fees Received
Year ended June 30, 2008	$251,524	$0	$251,524
Year ended June 30, 2007	$126,484	$0	$126,484
Year ended June 30, 2006	$81,336	$3,623	$77,713

Table 4 – Accounting Fees

The following table shows the dollar amount of accounting fees payable to Citi, the Fund’s prior accountant, with respect to the Fund, the amount of fees waived by Citi, if any, and the actual fees received by Citi.

	Accounting Fees	Accounting Fees Waived	Accounting Fees Received
Year ended June 30, 2008	$0	$0	$0
Year ended June 30, 2007	$55,781	$0	$55,781
Year ended June 30, 2006	$50,568	$0	$50,568

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Table 5 – Commissions

The following table shows the aggregate brokerage commissions of the Fund as well as the aggregate commissions paid to any affiliates of the Fund or the Adviser. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).

	Aggregate Brokerage Commissions	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor or Distributor
Year ended June 30, 2008	$226,587	$0	$0
Year ended June 30, 2007	$75,521	$0	$0
Year ended June 30, 2006	$47,746	$0	$0

Table 6 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

	Broker	Amount Directed	Amount of Commissions Generated
Year ended June 30, 2008	N/A	$0	$0

Table 7 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s fiscal year ended June 30, 2008.

Regular Broker or Dealer	Value Held
None	N/A

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Table 8 – 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of October 10, 2008.

Name and Address	% of Fund
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	5.37

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APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each

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issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)	General

(1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)	Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

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(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.

(4) Common Stock Increase Authorization. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C)	Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)	Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the Board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

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(E)	Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

D.F. DENT AND COMPANY

PROXY VOTING PROCEDURES AND POLICIES

REGARDING DF DENT PREMIER GROWTH FUND

As of July 31, 2003

I.	GENERAL STATEMENT

D.F. Dent and Company (the “Adviser”) has discretion to vote the proxies received by DF Dent Premier Growth Fund (the “Fund”), a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund’s shareholders and in accordance with these procedures and policies.

II.	POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III.	RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.	A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Adviser casts.

D.	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

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E.	A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.	DISCLOSURE

A.	The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B.	A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

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STATEMENT OF ADDITIONAL INFORMATION

November 1, 2008

Golden Large Cap Core Fund

Institutional Shares

Investor Shares

Golden Small Cap Core Fund

Institutional Shares

Investor Shares

Investment Adviser:

Golden Capital Management, LLC

Five Resource Square, Suite 150

10715 David Taylor Drive

Charlotte, North Carolina 28262

Account Information and Shareholder Services:

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

(800) 206-8610

This Statement of Additional Information (“SAI”) supplements the Prospectus dated, November 1, 2008, as may be amended from time to time, offering shares of the Golden Large Cap Core Fund (formerly Golden Large Core Value Fund) and Golden Small Cap Core Fund (formerly Golden Small Core Value Fund), each a series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus. This SAI should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

Financial statements for the Funds for the fiscal period ended June 30, 2008 are included in the Annual Report to shareholders and are incorporated by reference into, and legally a part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic.

“Administrator” means Atlantic.

“Adviser” means Golden Capital Management, LLC

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodities Future Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fitch” means Fitch Ratings.

“Fund” means Golden Large Cap Core Fund (formerly Golden Large Core Value Fund) or Golden Small Cap Core Fund (formerly Small Core Value Fund).

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s, a Division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and resolutions as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and resolutions as promulgated thereunder.

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1.	Investment Policies and Risks

Each Fund is a diversified series of the Trust. This section discusses certain investments that the Funds may make in greater detail than the Funds’ Prospectus. Each Fund offers Institutional Shares. Currently, Investor Shares are not offered for sale. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. A discussion of the Funds’ principal investments is in the Funds’ Prospectus.

A.	Security Ratings Information

The Funds’ investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Funds hold. To limit credit risk, the Funds may only invest in: (1) convertible and other debt securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase. The Funds may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Funds may purchase. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. The Funds may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of a Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

B.	Equity Securities

1.	General

Common and Preferred Stock. Each Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants. Each Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Depositary Receipts. Each Fund may invest in depository receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. The Funds may invest up to 20% of their assets in Depositary Receipts. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

2.	Risks

Common and Preferred Stock. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

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C.	Debt Securities

1.	General

The Funds may invest in debt securities including corporate debt obligations and U.S. Government Securities.

Corporate Debt Obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. In addition, the Funds may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). Each Fund intends to restrict its purchases of these securities to issues denominated and payable in United States dollars. The Funds may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the adviser to be of comparable quality.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances. The Funds may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance.

U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (such as Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

2.	Risks

General. The market value of the interest-bearing fixed income securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in a Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

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The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. A Fund’s investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Funds will generally buy debt securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

D.	Options and Futures

1.	General

Each Fund may seek to hedge against either a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase by purchasing and writing (selling) covered options on securities in which it invests and on any securities index based in whole or in part on securities in which the Fund may invest. The Funds may also buy and sell stock index futures. Both Funds may purchase and sell futures contracts on Treasury bills, Treasury bonds and other financial instruments and may write covered call options and purchase and sell out and call options on those futures contracts. The Funds may only invest in options traded on an exchange or in an over-the-counter market.

The Trust, on behalf of the Funds, has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Funds are not subject to registration or regulation as a commodity pool operator under the Act.

2.	Options and Futures Strategies

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

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Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.	Risks of Options and Futures Transactions

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund’s yield.

E.	Illiquid and Restricted Securities

1.	General

A Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

2.	Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Funds may also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.	Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but

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not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

F.	Leverage Transactions

1.	General

The Funds may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Securities Lending. As a fundamental policy, the Funds may lend portfolio securities or participate in repurchase agreements in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will retain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Funds’ loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Funds will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. A purchase of securities on a “when-issued” or “forward commitment basis” will not be made if, as a result, more than 15% of a Fund’s total assets would be committed to such transactions.

2.	Risks

When-Issued Securities and Forward Commitments. At the time the Funds make a commitment to purchase securities in this manner, the Funds immediately assume the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Funds to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Funds’ asset value per unit. Failure by a counterparty to deliver a security purchased by the Funds on a when-issued or delayed-delivery basis may result in a loss to the Funds or a missed opportunity to make an alternative investment.

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Foreign currency transactions involve certain costs and risks. The Funds incur foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Funds to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Funds are obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Funds own or intend to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of a Fund’s securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will designate on the books and records of the Fund, or maintain in a segregated account, offsetting assets or cash and liquid securities. The assets’ value, which is marked to market daily, will be at least equal to a Fund’s commitments under these transactions.

G.	Foreign Securities

The Funds may invest up to 20% of its total assets in foreign securities which may be denominated in foreign currencies. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

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Income from foreign securities will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

H.	Core and Gateway®

The Funds may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund’s shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

I.	Securities of Investment Companies

General. The Funds may invest in other investment companies, such as mutual funds, and exchange traded funds (“ETFs”). Under the 1940 Act, the Funds’ investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of a Fund’s total assets in the aggregate. The Funds’ investments in other investment companies may include money market mutual funds and closed-end funds. Investments in money market funds are not subject to the percentage limitations set forth above.

Risks. If the Funds invest in other investment companies, Fund shareholders will bear not only their proportionate share of the Funds’ expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

J.	Cash or Cash Equivalents

The Funds may invest a significant portion of its total assets in cash or cash equivalents if the Adviser is unable to find investments selling at discounts to what the Adviser believes is their fair intrinsic value.

K.	Temporary Defensive Position

Each Fund may assume a temporary defensive position and may invest in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Funds may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.

The money market instruments in which each Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Board may authorize future investments in other securities not listed in the SAI.

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2.	Investment Limitations

For purposes of all investment policies of the Funds: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which the Funds may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

The Funds’ investment objectives cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of either Fund may be changed by the Board without shareholder approval. A Fund, however, must provide 60 days’ prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments (“80% Policy”). If a Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

A.	Fundamental Limitations

The Funds have adopted the following investment limitations that cannot be changed by the Board without shareholder approval. A Fund may not:

1.	Borrowing

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).

2.	Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

3.	Diversification

With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4.	Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

5.	Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

6.	Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

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7.	Purchases and Sales of Commodities

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

8.	Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 (“1940 Act”) and except that the Fund may borrow money subject to investment limitations specified herein and in the Fund’s Prospectus.

9.	Oil, Gas & Mineral Exploration

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

B.	Nonfundamental Limitations

The Funds have adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. A Fund may not:

1.	Pledging

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2.	Margin and Short Sales

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

3.	Borrowing

Purchase securities for investment while any borrowing equaling 10% or more of the Fund’s total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund’s total assets.

4.	Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“Restricted Securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

5.	Investment in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

6.	Warrants

Invest in warrants if: (1) more than 5% of the value of the Fund’s net assets will be invested in warrants (valued at the lower of cost or market); or (2) more than 2% of the value of the Fund’s net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

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3.	Management

A.	Trustees and Officers

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995 – 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England).

Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”), (a fund services company acquired by Citibank, N.A. 1986-2003).

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Officers

Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008

President, Atlantic Fund Administration since 2008; Director, Consulting Services, Foreside Fund Services January 2007- September 2007; Elder Care, June 2005- December 2006; Director, Fund Accounting, Citigroup December 2003- May 2005; Director/Senior Manager/Manager, Accounting, Forum

Financial Group, April 1992- November 2003; Auditor, Ernst & Young May 1988- March 1992.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

Gale Bertrand Born: 1964	Vice President	Since 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar	Secretary	Since 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust . Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

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Trustee Ownership in the Funds and in Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2007	Aggregate Dollar Range of Ownership as of December 31, 2007 in all Funds Overseen by Trustee in the Trust
Interested Trustee
John Y. Keffer	None	$50,001 - $100,000
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	$50,001 - $100,000

B.	Ownership of Securities of the Adviser and Related Companies

As of December 31, 2007, no Independent Trustee (or an immediate family member thereof) has any share ownership in the securities of the Advisor, the principal underwriter of Golden Large Cap Core Fund or Golden Small Cap Core Fund, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Golden Large Cap Core Fund and Golden Small Cap Core Fund (not including registered investment companies).

C.	Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended June 30, 2008, the Audit Committee met seven times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended June 30, 2008, the Nominating Committee did not meet.

Valuation Committee. The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended June 30, 2008, the Valuation Committee met seven times.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended June 30, 2008, the QLCC did not meet.

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Contracts Committee. The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval. During the fiscal year ended June 30, 2008, the Contracts Committee did not meet.

Compliance Committee. The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officer (“CCO”). The Compliance Committee oversees the Trust’s CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended June 30, 2008, the Compliance Committee did not meet.

D.	Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by each Fund and the Fund Complex for the fiscal year ended June 30, 2008.

Trustee	Compensation from Funds	Total Compensation from Trust
Costas Azariadis	$2,936	$34,000
James C. Cheng	$2,974	$34,500
John F. Keffer	$1,609	$18,000
J. Michael Parish	$4,114	$47,750

E.	Investment Adviser

1.	Services of Adviser

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Under the Advisory Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund’s investments and effecting portfolio transactions for a Fund, except those described in the Fee Table in the Prospectus.

2.	Ownership of Adviser

The Adviser is a Delaware limited liability company. Golden Capital Management, LLC, was originally organized as a division of Smith Asset Management in 1999. In December 2000, the firm began doing business as Golden Capital Management, LLC. The managing member of the Adviser is GCM Partners, Inc., which is controlled by the Funds’ Portfolio Managers, Greg W. Golden and Jeff C. Moser. Wachovia Alternative Strategies, Inc., a subsidiary of Wachovia Corporation (“Wachovia”), a large U.S. financial services organization headquartered in Charlotte, North Carolina, owns a position in the Adviser which may be deemed to be a controlling interest as defined under the 1940 Act. It is expected that following the merger, announced on October 3, 2008, of Wachovia into Wells Fargo & Company (“Wells Fargo”), Wells Fargo will own, directly or indirectly, up to 45% of the Adviser’s ownership interests.

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3.	Information Concerning Other Accounts Managed by Portfolio Managers

The Adviser has provided the following information regarding other accounts managed by the Funds’ portfolio managers and conflicts of interest as of June 30, 2008.

As of June 30, 2008, Greg W. Golden did not act as portfolio manager for other pooled investment vehicles. Mr. Golden acted as portfolio manager for approximately 1,800 other accounts, with a total market value of approximately $1.677 billion. Of these other accounts, one was a performance fee account, with a total market value of approximately $465 million.

As of June 30, 2008, Mr. Golden managed no other registered investment companies.

As of June 30, 2008, Mr. Moser acted as portfolio manager for one other pooled investment vehicle, with a total market value of approximately $3.4 million. Mr. Moser also acted as portfolio manager for approximately 4,900 other accounts, with a total market value of approximately $1.893 billion. Of these accounts, none was a performance fee account.

As of June 30, 2008, Mr. Moser acted as the portfolio manager for one other registered investment company with a total market value of approximately $5.2 million.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. The Adviser employs a common research platform to evaluate all securities managed for its clients, and the Adviser may determine to trade the same security for several accounts and/or client groups at or around the same time. In an effort to assure that trade orders for different clients and client groups are executed in a fair order over the long term, the Adviser may implement a procedure that places all client groups in random sequence for trade execution. Whenever trades are executed on a rotational basis, there exists the possibility that any particular group of trades will receive a higher or lower execution price than another group in the rotation. In addition, the Adviser allocates trades within client groups on a pro-rata basis in an effort to assure equitable implementation across client accounts within each trade group. The management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of a Fund and/or other account.

The Adviser has various soft dollar arrangements with registered broker-dealers pursuant to which it obtains research and related trading services that are used to manage client accounts, including the Funds. While the services that are paid for with soft dollars are selected because the Adviser believes that they will add value to client accounts, the use of client commissions to pay for such services creates a conflict of interest. The soft dollar services furnished by brokers may be used in servicing any or all accounts, and services obtained from one client may be used in connection with accounts that do not provide any soft dollar benefits to the Adviser. For example, wrap programs and directed brokerage accounts, which constitute a substantial portion of the Adviser’s assets under management, typically do not generate soft dollar benefits for the Adviser, but those accounts may benefit from soft dollars generated by other accounts, including the Funds.

4.	Information Concerning Compensation of Portfolio Managers

The Adviser has provided the following information regarding Portfolio Manager compensation as of June 30, 2008.

The Portfolio Managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards, incentive compensation and participation in the firm’s 401(k) profit sharing plan and profit incentive plans. Individual compensation amounts are influenced by client retention, asset growth, individual performance and the profitability of the Adviser. The Adviser currently does not have a precise formula for attributing weights to each of these criteria in determining total compensation. Messrs. Golden and Moser own, indirectly, a substantial portion of the Adviser’s membership interests and, accordingly, participate in the success of the Adviser through their ownership interest in the firm.

5.	Portfolio Managers Ownership in the Funds

Portfolio Manager	Dollar Range of Beneficial Ownership in the Funds as Of June 30, 2008
Greg Golden	$100,001 to 500,000
Jeff C. Moser	$100,001 to $500,000

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6.	Fees

The Adviser’s fee is calculated as a percentage of the applicable Fund’s average daily net assets. The fee, if not waived, is accrued daily by each Fund and is assessed to each class based on average net assets for the previous month. The Adviser’s fee is paid monthly based on average net assets for the previous month. Under the terms of the Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except brokerage costs, commissions, borrowing costs, taxes, certain compensation and expenses of the Trustees of Forum Funds, any expenses it is authorized to pay under Rule 12b-1 and extraordinary and non-recurring expenses.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invest in a Fund.

Based on contractual waivers through October 31, 2009, the Adviser has agreed to waive its advisory fee and reimburse the Funds’ expenses to the extent that the total annual operating expenses exceed the levels listed below:

Golden Large Cap Core Fund – Institutional Shares – 0.71%

Golden Large Cap Core Fund – Investor Shares –0.96%

Golden Small Cap Core Fund – Institutional Shares –1.11%

Golden Small Cap Core Fund – Investor Shares –1.36%

The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time.

Table 1 in Appendix B shows the dollar amount of the fees paid by the Funds to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending upon the Fund’s commencement of operations).

7.	Other Provisions of the Advisory Agreement

The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

F.	Distributor

1.	Distribution Services

The Distributor (also known as principal underwriter) of the shares of each Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust dated November 24, 2003, as amended and restated October 1, 2004 and as amended March 1, 2005, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund. The Distributor continually distributes shares of each Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

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The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of each Fund (see “Purchases through Financial Institutions”). With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Funds and/or the Funds’ Adviser, rather than the Distributor, typically enter into such agreements (see also, “purchases through Financial Institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds. The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan (as defined below) is effective.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services in that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

2.	Distribution Plan (Investor Shares)

The Trust has adopted a Rule 12b-1 plan (the “Plan”) under which the Funds are authorized to pay to the Distributor or any other entity approved by the Board (collectively, “Payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Investor Shares (which are not currently offered for sale). The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds. The plan is a core component of the distribution of Investor Shares.

The Plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in a Fund, including, without limitation, providing assistance in connection with responding to a Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of a Fund’s shares for sale to the public.

The Plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Funds to compensate a payee for services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the Plan without approval by shareholders of all Investor Shares and that other material amendments of the plan must be approved by the Independent Trustees. The Plan may be terminated with the respect to a Fund’s Investor Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of a Fund’s Investor Shares.

Currently, Investor Shares are not offered for sale. Therefore, there are no dollar amounts to show for fees payable by the Funds to the Distributor, fees waived by the Distributor or its agents or actual fees received by the Distributor and its agents under the Plan.

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G.	Other Fund Service Providers

1.	Administrator, Accountant and Transfer Agent

Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”) provide administration (the “Administrator”), fund accounting (the “Fund Accountant”) and transfer agency (the “Transfer Agent”) services to the Funds. Atlantic is a subsidiary of Forum Trust, LLC. Mr. John Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Funds’ administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”). Atlantic provides administration and fund accounting services to the Funds under an agreement (“Atlantic Services Agreement”) on terms similar to those in the Citi Services Agreement.

Pursuant to the Atlantic Services Agreement, the Funds pay Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Funds also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As Administrator, Atlantic administers the Funds’ operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Funds’ tax returns, the preparation of financial statements and related reports to the Funds shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Funds’ investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of the Fund and preparing the Funds’ financial statements and tax returns.

The Atlantic Services Agreement with respect to the Funds continues in effect until terminated; provided, however, that its continuance shall be specifically approved or ratified with respect to the Funds with such frequency and in such manner as required by applicable law. The Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Funds on 120 days’ written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Funds or the Funds’ shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement. Under the Atlantic Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Funds against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Services Agreement, in calculating the Funds’ NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Funds.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as Transfer Agent and distribution paying agent for the Funds. The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

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Table 2 in Appendix B shows the dollar amount of the fees accrued by the Funds to Citi, the amount of fees waived by Citi for administration services and the actual fees received by Citi under the Citi Services Agreement. The data is for the past three fiscal years.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Funds to Citi for fund accounting services, the amount of fees waived by Citi, and the actual fees received by Citi. The data is for the past three fiscal years.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Funds, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Funds, on behalf of the Trust.

For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Funds of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Funds’ average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Atlantic Compliance Services Agreement with respect to the Funds continues in effect until terminated. The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Funds on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Funds or the Funds’ shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Funds against any and all claims and expenses related to an Atlantic Indemnitee’s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Funds on terms similar to those in the Atlantic Compliance Services Agreement. Table 5 in Appendix B shows the dollar amount of the fees paid to FCS for Compliance Services, the amount of the fee waived by FCS and the actual fees retained by FCS. The data is for the past three fiscal years.

3.	Custodian

Citibank, N.A. is the Custodian for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds’ domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

4.	Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as legal counsel to the Trust.

5.	Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“D&T”), 200 Berkeley Street, Boston, Massachusetts, 02116, is the independent registered public accounting firm for each Fund, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC. D&T audits the annual financial statements of each Fund and provides the Funds with an audit opinion. D&T also reviews certain regulatory filings of the Funds. Deloitte Tax LLP, an affiliate of D&T, reviews the Funds’ tax returns.

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4.	Portfolio Transactions

A.	How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Funds purchase or to whom the Funds sell is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.	Commissions Paid

Table 4 in Appendix B shows the aggregate brokerage commissions paid by the Funds as well as aggregate commissions paid to an affiliate of the Funds and the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

C.	Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Funds do not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Funds rather than by any formula.

1.	Choosing Broker-Dealers

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Funds is prompt execution of orders in an effective manner and at the most favorable price available. A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser may take into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities, brokerage and research services (described below), and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for a Fund. These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Table 6 in Appendix B lists each broker to whom a Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

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2.	Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to brokerage and research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such services are designed to augment the Adviser’s own internal research and investment strategy capabilities. Services may include, among other things, reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Services furnished by brokers may be used in servicing any or all of the Adviser’s accounts, including the Funds, and services obtained with commissions obtained from one client may be used in connection with accounts that do not provide any soft-dollar benefits to the Adviser.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

D.	Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

E.	Other Accounts of the Adviser

Investment decisions by the Adviser on behalf of the Funds and its other clients are the product of many factors, including basic suitability for the particular client involved, cash needs and other factors. A particular security may be bought or sold for certain clients and not bought or sold for other clients at the same time. Similarly, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, the transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

F.	Portfolio Turnover

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

G.	Securities of Regular Broker-Dealers and Wrap Program Sponsors

From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parent companies of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 6 in Appendix B lists the Fund’s regular brokers and dealer whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of each Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

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In addition, from time to time, a Fund may acquire securities issued by wrap program sponsors (or the parent companies of such sponsors) of wrap programs in which the Adviser participates.

H.	Portfolio Holdings

Portfolio holdings of the Funds are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of a Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days after the end of such period. You may request a copy of each Fund’s latest annual and semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of each Fund’s latest Form N-Q by accessing the SEC’s website at http://www.sec.gov.

In addition, the Funds’ Adviser and Transfer Agent may make publicly available, on a quarterly basis no sooner than 30 days following quarter end, information regarding a Fund’s complete portfolio holdings as of quarter end (including, for example, holdings and the percentage of the Fund’s assets invested in each such holding, transactions during the quarter and general holdings characteristics). This holdings information may be made publicly available by the Adviser and/or obtained from the Transfer Agent’s telephone customer service center that supports the Funds. The Adviser and Transfer Agent may also make publicly available, on a quarterly basis no sooner than 15 days following quarter end, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each such holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This holdings information may be made publicly available through the Fund or Adviser’s website, marketing communications (including printed advertisements and sales literature), and/or the Transfer Agent’s telephone customer service center.

From time to time the Adviser also may disclose nonpublic information regarding a Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of a Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or a Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

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The Adviser, Atlantic and the Custodian have regular continuous access to the Funds’ portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, may have access to the Funds’ nonpublic portfolio holdings information on an ongoing basis. Independent accountants received nonpublic portfolio holding information at least annually and usually within seven days of the Funds’ fiscal year end and may also have access to a Funds’ nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Funds and to the Independent Trustees, may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) generally receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter, but may have more frequent access, if necessary. The Board may authorize additional disclosure of a Fund’s portfolio holdings.

No compensation is received by a Fund, or, to a Fund’s knowledge, paid to the Adviser or any other party, by any service provider or any other person in connection with the disclosure of a Fund’s portfolio holdings. The Trust’s, Adviser’s, Administrator’s and Distributor’s codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning a Fund’s portfolio holdings. In addition, a Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

Each Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that a Fund’s portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by a Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of a Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that a Fund’s portfolio holdings disclosure policy will protect a Fund against potential misuse of holdings information by individuals or firms in possession of that information.

The Adviser provides investment management for accounts of clients other than the Funds, which may result in some accounts having a composition substantially similar to that of either Fund. Notwithstanding any such similarity, the Adviser and its affiliates may provide regular information to clients and others regarding the holdings in such accounts so long as no information is provided to clients other than the Funds that identifies the actual composition of a Fund, the amount of a Fund’s assets invested in a security, or specifies the extent of any such similarities.

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5.	Purchase and Redemption Information

A.	General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent. The Funds accept orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed or trading on the NYSE is restricted. Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability. The Fund reserves the right to refuse any purchase request.

1.	IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.	UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

3.	Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. The Funds have authorized one or more Financial Institutions to receive on their behalf purchase orders. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Funds. Your order will be priced at the particular Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Funds consistent with the Funds’ prospectus or the Financial Institution’s contractual arrangements with the Funds.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds. If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Funds directly. No Fund is responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Funds through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

The Adviser may pay certain Financial Institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Funds on mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

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B.	Additional Redemption Information

You may redeem Fund shares at the NAV.

The Funds may redeem shares involuntarily to: (1) reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Funds’ shares as provided in the Prospectus.

1.	Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.	Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Funds may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

C.	NAV Determination

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

D.	Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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6.	Taxation

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that each Fund qualifies as a “regulated investment company” (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Funds and their respective shareholders and that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of a Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

A.	Qualification as a Regulated Investment Company

Each of the Funds intends for each tax year to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

The tax year-end of the Funds is June 30 (the same as the Funds’ fiscal year end).

1.	Meaning of Qualification

As a regulated investment company, each Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•

The Fund must distribute annually to its shareholders at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•

The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, or other income (including gains from options and futures contracts) derived from its business of investing in such stock, securities or currencies. For tax years beginning after October 22, 2004, net income from interests in “qualified publicly traded partnerships” also constitutes qualifying income.

•

The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or for tax years beginning after October 22, 2004, in the securities of one or more “qualified publicly traded partnerships.”

2.	Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

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Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Funds will not qualify as a regulated investment company in any given tax year.

B.	Fund Distributions

Each of the Funds anticipates distributing to its shareholders substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met by the Funds and their shareholders. A distribution will be treated as qualified dividend income to the extent that the Funds receive dividend income from taxable domestic corporations and certain qualified foreign corporations. To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Funds’ distributions of dividends that they received from REITs generally do not constitute “qualified dividend income.

Each of the Funds anticipates distributing to its shareholders substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held your shares. These distributions do not qualify for the dividends-received deduction.

The Funds may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Funds’ financial statements. Any such losses may not be carried back.

Distributions by the Funds that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Funds will be treated in the manner described above regardless of whether a distribution is paid in cash or reinvested in additional shares of a Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Funds into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Funds and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to you during the year.

C.	Certain Tax Rules Applicable to the Funds’ Transactions

For Federal income tax purposes, when put and call options purchased by the Funds expire unexercised, the premiums paid by the Funds give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Funds expire unexercised, the premiums received by the Funds give rise to short-term capital gains at the time of expiration. When the Funds exercise a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Funds. When the Funds exercise a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Funds is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

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Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Funds at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Funds on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Funds can elect to exempt their Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Funds in conjunction with any other position held by the Funds may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Funds’ gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Funds have unrealized gains with respect to the other position in such straddle; (2) the Funds’ holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Funds if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrue interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Funds’ investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Funds’ net capital gain.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." A Fund could elect to “mark-to-market” stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously

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included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D.	Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Funds’ income must be distributed during the next calendar year. The Funds will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Funds: (1) reduce their capital gain net income (but not below their net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Funds will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each of the Funds intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Funds might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.	Sale or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Funds in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Funds will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.	Backup Withholding

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Funds that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

G.	State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Funds can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Funds.

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H.	Foreign Income Tax

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested within various countries cannot be determined. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Funds will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Funds. However, there can be no assurance that the Funds will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Funds, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Funds.

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7.	Other Matters

A.	The Trust and Its Shareholders

General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust registered for sale shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Opportunities Fund (4)

Absolute Strategies Fund (1)

Adams Harkness Small Cap Growth Fund

Austin Global Equity Fund

Auxier Focus Fund (2)

Brown Advisory Core International Fund (4)

Brown Advisory Flexible Value Fund f/k/a Flag Investors – Equity Opportunity Fund (6)

Brown Advisory Growth Equity Fund (3)

Brown Advisory Intermediate Income Fund (3)

Brown Advisory Maryland Bond Fund (4)

Brown Advisory Opportunity Fund (3)

Brown Advisory Small-Cap Growth Fund (5)

Brown Advisory Small-Cap Value Fund (3)

Brown Advisory Value Equity Fund (3)

DF Dent Premier Growth Fund

Dover Long/Short Sector Fund (6)

Fountainhead Special Value Fund

Golden Large Cap Core Fund (7)

Golden Small Cap Core Fund (7)

Grisanti Brown Value Fund (7)

Jordan Opportunity Fund

Liberty Street Horizon Fund (1)

Merk Asian Currency Fund (8)

Merk Hard Currency Fund (8)

Payson Total Return Fund

Polaris Global Value Fund

The BeeHive Fund

(1)	The Trust registered for sale shares of beneficial interest in Institutional, A and C classes of this series.

(2)	The Trust registered for sale shares of beneficial interest in Investor, A and C classes of this series.

(3)	The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.

(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of this series.

(5)

The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust registered for sale shares of beneficial interests in A and Institutional classes of these series.

(7)	The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series.

(8)	The Trust registered for sale shares of beneficial interests in an Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each series and class thereof will continue indefinitely until terminated.

2.	Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’ performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3.	Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the

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provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.	Termination or Reorganization of Trust or its Series

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.	Fund Ownership

As of September 30, 2008, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of September 30, 2008, certain shareholders of record owned 5% or more of the shares of the Funds. Shareholders known by the Funds to own beneficially 5% or more of the shares of the Funds are listed in Table 7 in Appendix B.

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 30, 2008, the following persons owned 25% or more of the shares of the Funds and may be deemed to control the Funds. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

Controlling Person Information

Fund	Name and Address	Shares	% Of Fund
Golden Large Cap Core Fund	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	10,919,729	79.07

Golden Small Cap Core Fund	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	17,184,151	76.50

C.	Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust

33

Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.	Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, the Adviser are included in Appendix C. Information regarding how a Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC’s website at http://www.sec.gov.

E.	Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, each of which is designed to eliminate conflicts of interest between a Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain limitations.

F.	Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.	Financial Statements

The financial statements of each Fund for the year ended June 30, 2008, are included in the Funds’ Annual Report to shareholders, and are incorporated herein by reference. The financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, and notes to financial statements. The financial statements have been audited by D&T, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

34

Appendix A - Description Of Securities Ratings

A.	Corporate Bonds (Including Convertible Bonds)

1.	Moody’s Investors Service

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s Corporation

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D	An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.	Fitch

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD
DD, D	Default. Securities are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, ‘DD’ indicates expected recovery of 50% – 90% of such outstandings, and ‘D’ the lowest recovery potential, i.e. below 50%.

B.	Preferred Stock

1.	Moody’s Investors Service

Aaa	An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa	An issue that is rated “Aa” is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A	An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa	An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba	An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B	An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.	Standard & Poor’s

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB,
B, CCC	Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note	Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not
Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.	Standard and Poor’s

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.	Fitch

F1	Obligations assigned this rating have the highest capacity for timely repayment under Fitch’s national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a “+” is added to the assigned rating.

F2	Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as ‘A1’ and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3	Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B	Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C	Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

Appendix B - Miscellaneous Tables

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees paid to the Adviser with respect to the Funds, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser. The data is for the past three fiscal years.

Golden Large Cap Core Fund	Advisory Fees	Advisory Fees Waived	Advisory Fee Received
Year Ended June 30, 2008	$1,032,109.01	$283,399	$748,709
Year Ended June 30, 2007	$624,829	$4,558	$620,271
Year Ended June 30, 2006	$26,823	$901	$25,922

Golden Small Cap Core Fund	Advisory Fees	Advisory Fees Waived	Advisory Fees Received
Year Ended June 30, 2008	$2,290,803	$436,071	$1,854,732
Year Ended June 30, 2007	$1,132,530	$5,165	$1,127,365
Year Ended June 30, 2006	$71,145	$368	$70,777

Table 2 – Administration Fees

The following table shows the dollar amount of fees paid to Citi, the Fund’s prior administrator, with respect to the Funds, the amount of fee that was waived by Citi, if any, and the actual fees received by the Citi. The data is for the past three fiscal years.

Golden Large Cap Core Fund	Administration Fees	Administration Fees Waived	Administration Fees Received
Year Ended June 30, 2008	$132,878	$0	$132,878
Year Ended June 30, 2007	$110,830	$0	$110,830
Year Ended June 30, 2006	$23,948	$0	$23,948

Golden Small Cap Core Fund	Administration Fees	Administration Fees Waived	Administration Fees Received
Year Ended June 30, 2008	$187,667	$0	$187,667
Year Ended June 30, 2007	$116,907	$2,677	$114,230
Year Ended June 30, 2006	$27,303	$10,523	$16,780

Table 3 – Accounting Fees

The following table shows the dollar amount of fees paid to Citi, the Funds’ prior accountant, with respect to the Funds, the amount of fee that was waived by Citi, if any, and the actual fees received by the Citi. The data is for the past three fiscal years.

Golden Large Cap Core Fund	Accounting Fees	Accounting Fees Waived	Accounting Fees Received
Year Ended June 30, 2008	$0	$0	$0
Year Ended June 30, 2007	$48,380	$0	$48,380
Year Ended June 30, 2006	$25,074	$0	$25,074

Golden Small Cap Core Fund	Accounting Fees	Accounting Fees Waived	Accounting Fees Received
Year Ended June 30, 2008	$0	$0	$0
Year Ended June 30, 2007	$49,691	$1,217	$48,474
Year Ended June 30, 2006	$25,865	$4,783	$21,082

Table 4 – Commissions

The following table shows the aggregate brokerage commissions of the Funds. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Golden Large Cap Core Fund	Aggregate Brokerage Commissions Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor
Year Ended June 30, 2008	$107,330	$0	0%	0%
Year Ended June 30, 2007	$158,130	$0	0%	0%
Year Ended June 30, 2006	$26,724	$0	0%	0%

Golden Small Cap Core Fund	Aggregate Brokerage Commissions Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor
Year Ended June 30, 2008	$449,429	$0	0%	0%
Year Ended June 30, 2007	$367,629	$0	0%	0%
Year Ended June 30, 2006	$39,059	$0	0%	0%

Table 5 – Compliance Fees

The following tables show the dollar amount of fees accrued by the Funds, the amount of fee that was waived, if any, and the actual fees received.

Golden Large Cap Core Fund	Compliance Fees	Compliance Fees Waived	Compliance Fees Received
Year Ended June 30, 2008	$29,073	$0	$29,073
Year Ended June 30, 2007	$24,698	$0	$24,698
Year Ended June 30, 2006	$11,991	$0	$11,991

Golden Small Cap Core Fund	Compliance Fees	Compliance Fees Waived	Compliance Fees Received
Year Ended June 30, 2008	$38,171	$0	$38,171
Year Ended June 30, 2007	$27,024	$0	$27,024
Year Ended June 30, 2006	$14,954	$0	$14,954

Table 6 – Securities of Regular Brokers or Dealers

The following table lists the Funds’ regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Funds’ fiscal year ended June 30, 2008.

Golden Large Cap Core Fund
Regular Broker or Dealer	Value of Securities Held
Bank of New York Mellon Corporation	$2,354,728

Golden Small Cap Core Fund
Regular Broker or Dealer	Value of Securities Held
Investment Technology Group Inc.	$2,433,546

Table 7 – 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Funds; and (2) any person known by the Funds to own beneficially 5% or more of the outstanding shares of the Funds, as of September 30, 2008.

Fund	Name and Address	Shares	% Of Fund
Golden Large Cap Core Fund	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	10,919,729	79.07

	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	1,577,789	11.42

Golden Small Cap Core Fund	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	17,184,151	76.50

	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	1,456,255	6.48

Table 8 – Directed Brokerage

The following table lists each broker to whom the Funds directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the past three fiscal years (or shorter period if the Funds have been in operation for a shorter period).

Golden Large Cap Core Fund	Broker	Amount Directed		Amount of Commissions Generated
Year Ended June 30, 2008	Bny Convergex Cantor Instinet ITG Jefferies & Co Morgan Stanley Sanford Bernstein	$ $ $ $ $ $ $	40,221,314 12,648,268 11,615,648 23,600,427 25,288,317 32,930,879 8,369,483	$ $ $ $ $ $ $	26,727 9,405 6,389 15,275 20,199 23,827 5,507

Year Ended June 30, 2007	Bny Convergex Credit Suisse Cantor Instinet Jeffries & Co. Morgan Stanley Sanford Bernstein	$ $ $ $ $ $ $	51,106,395 56,573,124 31,412,703 39,950,410 1,260,751 6,107,681 2,235,885	$ $ $ $ $ $ $	44,211 43,053 28,505 35,993 805 3,613 1,950

Year Ended June 30, 2006	Bny Convergex Credit Suisse Cantor Instinet Sanford Bernstein	$ $ $ $ $	4,980,026 5,763,679 16,028,484 1,153,417 6,974,518	$ $ $ $ $	3,634 4,367 12,964 938 4,820

Golden Small Cap Core Fund	Broker	Amount Directed		Amount of Commissions Generated
Year Ended June 30, 2008	Bny Convergex Cantor Instinet ITG Jefferies & Co Morgan Stanley Sanford Bernstein	$ $ $ $ $ $ $	28,838,099 40,136,062 60,487,221 76,480,212 91,013,365 24,071,700 27,796,196	$ $ $ $ $ $ $	32,000 63,944 77,103 109,500 101,999 32,182 32,701

Year Ended June 30, 2007	Bny Convergex Credit Suisse Cantor Instinet Jeffries & Co. Sanford Bernstein	$ $ $ $ $ $	23,380,759 36,757,806 81,324,800 32,450,522 72,207,280 11,029,846	$ $ $ $ $ $	31,392 57,746 119,930 45,067 97,581 15,914

Year Ended June 30, 2006	Bny Convergex Credit Suisse Cantor Instinet Jeffries & Co. Sanford Bernstein	$ $ $ $ $ $	6,542,462 2,440,867 4,428,833 3,060,036 12,931,289 1,389,739	$ $ $ $ $ $	8,616 2,814 5,573 3,796 16,406 1,853

Appendix C – PROXY VOTING PROCEDURES

FORUM FUNDS

MONARCH FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003

As Amended September 14, 2004

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)	General

(1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)	Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.

(4) Common Stock Increase Authorization. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C)	Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)	Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)	Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

Golden Capital Management Proxy Voting Policy and Procedures

Policy

Golden Capital Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Lynette Alexander has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Golden Capital Management has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate. Golden Capital Management has contracted with Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Golden Capital Management retains the ultimate authority on deciding how to vote. In general, it is Golden Capital Management's policy to vote in accordance with ISS’s recommendations.

Revised 06/13/2006

1.Voting Procedures

•	All proxy materials received on behalf of clients are forwarded to Institutional Shareholder Services;

•	ISS will determine which client accounts hold the security to which the proxy relates;

•

Absent material conflict or any disagreement by Golden Capital Management with the recommendation of ISS, ISS will determine how Golden Capital Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and submit the proxy in a timely and appropriate manner.

2. Disclosure

•

Golden Capital Management will provide conspicuously displayed information in its disclosure document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Golden Capital Management voted a client’s proxies, and that clients may request a copy of these policies and procedures.

3. Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Lynette Alexander.

•

In response to any request Lynette Alexander will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Golden Capital Management voted the client’s proxy with respect to each proposal about which client inquired.

4. Voting Guidelines

•

In the absence of specific voting guidelines from the client, Golden Capital Management will vote proxies in the best interests of its clients. Golden Capital Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Golden Capital Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•

Golden Capital Management will generally vote in accordance with the guidelines and recommendations of ISS. However, in the event that Golden Capital Management disagrees with an ISS proxy voting recommendation, it may determine not to follow the ISS recommendation. In any such case, Golden Capital Management will communicate its determination to ISS and will document the rationale for its determination.

5. Conflicts of Interest

•

Golden Capital Management believes that through its reliance on the voting guidelines and recommendations of an independent third party, it is able to effectively eliminate and/or address most, if not all, conflicts of interest that may arise in connection with proxy voting on behalf of its clients.

•

Golden Capital Management will not be influenced by the financial or business interests of any control affiliate (e.g., Wachovia Corporation) in exercising its judgment in proxy voting determinations on behalf of its clients, except to the extent that any such control affiliate may be viewed as the client on a particular account.

•	Golden Capital Management will maintain a record of the voting resolution of any conflict of interest.

6. Recordkeeping

Lynette Alexander shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	Each proxy statement that Golden Capital Management receives;

•	A record of each vote that Golden Capital Management casts;

•	Any document Golden Capital Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

•	A copy of each written request from a client for information on how Golden Capital Management voted such client’s proxies, and a copy of any written response.

PART C

OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)	Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b)	By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c)	See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d) (1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(2)	Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

(5)	Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

(6)	Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

(7)	Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

(8)	Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

(9)	Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(10)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(11)	Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(12)	Amended and restated Investment Advisory Agreement between Registrant and Merk Investments, LLC is filed herewith as Exhibit (d)(12).

(13)	Investment Advisory Agreement between Registrant and Dover Investment Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).

(14)	Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182.

(15)	Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(16)	Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

(17)	Interim Investment Advisory Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors—Equity Opportunity Fund and Flag Investors—Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(17) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-08-160483).

(18)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

(19)	Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (d)(25) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

(20)	Form of Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund is filed as Exhibit (d)(27) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

(21)	Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

(22)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(23)	Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 137 via EDGAR on October 30, 2003, accession number 0001004402-03-000559).

(24)	Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).

(25)	Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Funds, as amended to include the Brown Advisory Small-Cap Fundamental Value Fund, (Exhibit incorporated by reference as filed as Exhibit (d)(25) in post-effective amendment No. 242 via EDGAR on October 15, 2008, accession number 0001193125-08-211081).

(26)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).

(27)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC is filed herewith as Exhibit (d)(27).

(28)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. is filed herewith as Exhibit (d)(28).

(29)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC is filed herewith as Exhibit (d)(29).

(30)	Sub-Advisory Agreement between Brown Investment Advisory Inc. and Munder Capital Management is filed herewith as Exhibit (d)(30).

(e) (1)	Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers is filed herewith as Exhibit (e)(1).

(2)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 and August 8, 2005 (Exhibit (e)(2)) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

(f)	None.

(g) (1)	Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number 0001004402-03-000431).

(2)	Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(h) (1)	Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(2)	Shareholder Service Plan of Registrant dated March 18, 1998 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

(3)	Shareholder Service Plan of Registrant dated November 24, 2003 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 142 via EDGAR on February 26, 2004, accession number 0001275125-04-000027).

(4)	Shareholder Service Plan of Registrant dated September 14, 2004 relating to Jordan Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h) (10) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

(5)	Shareholder Service Plan of Registrant dated September 22, 2004 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(6)	Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 13, 2008 (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).

(7)	Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 235 via Edgar on July 25, 2008, accession number 0001193125-08-158164).

(8)	Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as Exhibit (h)(10) in post effective amendment No. 229 via EDGAR on April 29, 2008, accession number 0001193125-08-095347).

(9)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund is filed herewith as Exhibit (h)(9).

(10)	Contractual Fee Waiver Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors Equity - Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as Exhibit (h)(12) in post-effective amendment No. 236 via Edgar on July 30, 2008, accession number 0001193125-08-160483).

(11)	Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

(12)	Contractual Fee Waiver Agreement between Registrant and Liberty Street Advisors, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (h)(14) in post-effective amendment No. 237 via EDGAR on August 28, 2008, accession number 0001193125-08-186876).

(13)	Contractual Fee Waiver Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as Exhibit (h)(15) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

(14)	Expense Limitation Agreement between Registrant and Merk Investments, LLC regarding Merk Hard Currency Fund is filed herewith as Exhibit (h)(14).

(15)	Letter of Agreement between Registrant and RDK Strategies, LLC regarding Brown Advisory International Fund (Exhibit incorporated by reference as Exhibit (h)(22) in post-effective amendment No. 217 via Edgar on September 28, 2007 accession number 0001193125-07-210050).

(16)	Contractual fee waiver Agreement between Registrant and Dover Investment Management, LLC regarding Dover Long/Short Sector Fund (Exhibit incorporated by reference as Exhibit (h)(19) in post-effective amendment No. 237 via EDGAR on August 28, 2008, accession number 0001193125-08-186876).

(17)	Form of Consent Agreement between Registrant and Citibank, N.A. (Exhibit incorporated by reference as Exhibit (h)(20) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-07-216958).

(18)	Contractual Fee Waiver Agreement between Registrant and Spears Abacus Advisors LLC regarding The Beehive Fund (Exhibit incorporated by reference as Exhibit (h) (21) in post effective amendment No. 238 via Edgar on August 29, 2008, accession number 0001193125-08-187881).

(19)	Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory, Inc. regarding the Brown Advisory Funds (Exhibit incorporated by reference as Exhibit (h)(22) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258)

(20)	Contractual Expense Limitation Agreement between Registrant and Absolute Investments Advisers LLC (Exhibit incorporated by reference as Exhibit (h)(23) in post-effective amendment No. 241 via EDGAR on October 1, 2008, accession number 0001193125-08-204655).

(21)	Form of Expense Limitation Agreement between Registrant and Golden Capital Management, LLC regarding Golden Large Cap Core Fund and Golden Small Cap Core Fund is filed herewith as Exhibit (h)(21).

(i)	Opinion and Consent of Counsel is filed herewith as Exhibit (i).

(j)	Consent of Independent Auditor is filed herewith as Exhibit (j).

(k)	None.

(l)	Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m) (1)	Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, Grisanti Brown Value Fund, Flag Investors—Equity Opportunity Fund and Flag Investors—Income Opportunity Fund, Liberty Street Horizon Fund, Merk Asian Currency Fund, The BeeHive Fund (Exhibit incorporated by reference as Exhibit (m)(1) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-07-216958).

(2)	Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, Grisanti Brown Value Fund, Brown Advisory Flexible Value Fund, Liberty Street Horizon Fund, Merk Asian Currency Fund, The BeeHive Fund as amended October 3, 2008 to include the Brown Advisory Small-Cap Fundamental Value Fund is filed herewith as Exhibit (m)(2).

(n) (1)	Rule 18f-3 Plan dated August 1, 2002 (as amended February 13, 2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

(2)	Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

(3)	Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(4)	Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(5)	[Reserved]

(6)	Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).

(7)	Rule 18f-3 Plan adopted by Registrant for Flag Investors—Equity Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

(8)	Rule 18f-3 Plan adopted by Registrant for Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (n)(8) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

(9)	Rule 18f-3 Plan adopted by Registrant for Dover Long/Short Sector Fund (Exhibit incorporated by reference as filed as Exhibit (n)(10) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

(10)	Rule 18f-3 Plan adopted by Registrant for Grisanti Brown Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(11) in post-effective amendment No. 226 via EDGAR on January 28, 2008, accession number 0001193125-08-013520).

(p) (1)	Code of Ethics adopted by Registrant as amended August 27, 2008 is filed herewith as Exhibit (p)(1).

(2)	Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

(3)	Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(4)	Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

(5)	Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

(6)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

(7)	Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

(8)	Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

(9)	Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

(10)	Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit (p) (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

(11)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

(12)	Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

(13)	Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(14)	Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(15)	Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(16)	Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(17)	Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(18)	Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(19)	Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(20)	Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(21)	Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(22)	Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(23)	Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(24)	Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(25)	Code of Ethics adopted by Dover Investment Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(26)	Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

(27)	Code of Ethics adopted by Grisanti Brown & Partners, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

(28)	Code of Ethics adopted by Alex. Brown Investment Management (Exhibit incorporated by reference as Exhibit (p)(34) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

(29)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

(30)	Code of Ethics of Mohican Financial Management, LLC is filed as Exhibit (p)(36) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

(31)	Code of Ethics of Liberty Street Advisors, LLC is filed as Exhibit (p)(37) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 000-1193125-07-096322.

(32)	Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as Exhibit (p)(38) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

(33)	Code of Ethics adopted by GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(34)	Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as Exhibit (p)(35) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-08-160483).

(35)	Code of Ethics adopted by Green Eagle Capital LLC (Exhibit is incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

(36)	Code of Ethics adopted by Kingstown Capital Partners LLC (Exhibit is incorporated by reference as Exhibit (p)(37) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

(37)	Code of Ethics adopted by Madden Asset Management (Exhibit is incorporated by reference as Exhibit (p)(38) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

Other Exhibits:

(A)	Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits(A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a)	Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former

Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

“SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Alex. Brown Investment Management; Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

“SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

“(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mary Lisanti	President	AH Lisanti

John Adams	Chairman	AH Lisanti, Canaccord Adams Inc.

Kevin Dunn	Director	AH Lisanti, Canaccord Adams Inc.

(b)	Austin Investment Management, Inc.

The following chart reflects the directors and officers of Austin, including their business connections of a substantial nature. The address of Austin is Madison Avenue, 28th Floor, New York, New York 10022.

Name	Title	Business Connection
Peter A. Vlachos	Founder & President	Austin Investment Management, Inc.

David E. Rappa	Managing Director	Austin Investment Management, Inc.

Zoe A. Vlachos	Managing Director	Austin Investment Management, Inc.

(c)	Auxier Asset Management LLC

The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James J. Auxier	Chief Executive Officer	Auxier

Lillian Walker	Chief Compliance Officer	Auxier

(d)	Brown Investment Advisory Incorporated

The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael D. Hankin	President & Director	Brown; ABIM

	Director and Chief Executive Officer, Trustee	Brown Investment Advisory and Trust Company

	Director, President and Chief Executive Officer	Brown Advisory Holdings, Incorporated

David M. Churchill	Treasurer & Director	Brown; ABIM

	Treasurer and Chief Financial Officer	Brown Investment Advisory and Trust Company

	Treasurer and Chief Financial Officer	Brown Advisory Holdings, Incorporated

Patrick J. Ventura	Chief Compliance Officer	Brown; ABIM

(e)	D.F. Dent and Company, Inc.

The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel F. Dent	President and Treasurer	D.F. Dent

Sutherland C. Ellwood	Vice President	D.F. Dent

Thomas F. O’Neil	Vice President and Secretary	D.F. Dent

Linda W. McCleary	Vice President	D.F. Dent

(f)	Golden Capital Management, LLC

The following chart reflects the directors and officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Greg Golden	Principal, President & CEO	Golden Capital Management

Jeff C. Moser	Principal, Managing Director	Golden Capital Management

Jonathan Cangalosi	Managing Director	Golden Capital Management

Lynette Alexander	Managing Director & CCO	Golden Capital Management

Robi Elnekave	Managing Director	Golden Capital Management

(g)	H.M. Payson & Co.

The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name	Title	Business Connection
John C. Downing	Managing Director, Treasurer, Chief Compliance Officer	H.M. Payson & Co.

Thomas M. Pierce	Managing Director	H.M. Payson & Co.

Peter E. Robbins	Managing Director, Chief Investment Officer	H.M. Payson & Co.

John H. Walker	Managing Director, Chairman of the Board	H.M. Payson & Co.

Teresa M. Esposito	Managing Director, Chief Operations Officer	H.M. Payson & Co.

John C. Knox	Managing Director	H.M. Payson & Co.

Michael R. Currie	Managing Director, President	H.M. Payson & Co.

William N. Weickert	Managing Director, Director of Research	H.M. Payson & Co.

(h)	King Investment Advisors, Inc.

The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Roger E. King	Chairman and President	King

John R. Servis	Director Owner, Commercial Real Estate	King John R. Servis Properties 626 Wilcrest Dr. Houston, TX 77024

Pat H. Swanson	Chief Compliance Officer	King

Jane D. Lightfoot	Secretary/Treasurer	King

(i)	Munder Capital Management

The following chart reflects the directors and principal executive officers of Munder, including their business connections, which are of a substantial nature. The address of Munder is 480 Pierce Street, Birmingham, Michigan 48009 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James S.Adams	Chief Executive Officer and Chief Investment Officer	Munder

Peter K. Hoglund	Managing Director and Chief Administrative Officer	Munder

Anne K. Kennedy	Managing Director	Munder

Peter G. Root	Managing Director and Chief Investment Officer	Munder

Stephen J. Shenkenberg	Managing Director, General Counsel, Chief Compliance Officer and Secretary	Munder

Sharon E. Fayolle	Managing Director	Munder

Beth A. Obear	Managing Director	Munder

James V. Fitzgerald	Managing Director	Munder

Tony Y. Dong	Managing Director	Munder

Munder Capital Holdings, LLC	General Partner	Munder

Munder Capital Holdings II, LLC	General Partner	Munder

(j)	Polaris Capital Management, Inc.

The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bernard R. Horn, Jr.	President, Portfolio Manager	Polaris

Edward E. Wendell, Jr.	Treasurer President	Polaris Boston Investor Services, Inc.

(k)	Grisanti Brown & Partners, LLC

The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Vance C. Brown	Principal	Spears, Grisanti & Brown

Christopher C. Grisanti	Principal	Spears, Grisanti & Brown

(l)	Windowpane Advisors, LLC

The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael Stolper	Managing Member	Windowpane

Barbara Ann Malone	Managing Member	Windowpane

(m)	Hellman, Jordan Management Co., Inc.

The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston, Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Gerald R. Jordan, Jr.	Chairman	Hellman

Gerald Reid Jordan	President	Hellman

Name	Title	Business Connection
Nicholas Gleysteen	Senior Vice President	Hellman

Susan G. Lynch	Vice President	Hellman

Luke Murphy	Vice President	Hellman

Ethan T. Brown	Vice President	Hellman

(n)	GMB Capital Management, LLC

The following chart reflects the directors and officers of GMB Capital Management LLC, including their business connections, which are of a substantial nature. The address of GMB is 99 Florence St. Bldg 50-2A, Newton, MA 02467 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Gabriel R. Bitran	Managing Member,	GMB

(o)	Absolute Investment Advisers, LLC

The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Anthony R. Bosch	Principal	Absolute

Brian D. Hlidek	Principal	Absolute

James P. Compson	Principal	Absolute

Christian E. Aymond	Principal	Absolute

Alexander H. Petro	Principal	Absolute

Christopher A. Ward	Principal	Absolute

Fort Hill Capital Management	Direct Owner	Absolute

(p)	Aronson+Johnson+Ortiz, LP

The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20/th/ Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Theodore R. Aronson	Managing Principal; Limited Partner; Member of Aronson+ Johnson+ Ortiz, LLC	Aronson; Member of Aronson+Johnson+Ortiz, LLC

Martha E. Ortiz	Principal; Limited Partner	Aronson

Kevin M. Johnson	Principal; Limited Partner	Aronson

Paul E. Dodge	Principal; Limited Partner	Aronson

Stefani Cranston	Principal; Limited Partner	Aronson

Gina Maria N. Moore	Principal; Limited Partner	Aronson

Stuart P. Kaye	Principal; Limited Partner	Aronson

Name	Title	Business Connection
Gregory J. Rogers	Principal; Limited Partner	Aronson

Aronson+Johnson+Ortiz, LLC	General Partner	Aronson

Joseph F. Dietrick	Chief Compliance Officer; Chief Legal Officer	Aronson

Douglas D. Dixon	Principal; Limited Partner	Aronson

R. Brian Wenzinger	Principal; Limited Partner	Aronson

(q)	Bernzott Capital Advisors

The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Kevin Bernzott	Chairman; CEO;	Bernzott

Peter F. Banks	President; Chief Investment Officer	Bernzott

Dale A. Eucker	Director	Bernzott

Scott T. Larson	Director	Bernzott

Priscilla A. Simon	Chief Financial Officer	Bernzott

Denelle Rutherford	Director	Bernzott

Thomas A. Derse	Director	Bernzott

Madeline Rhods	Director	Bernzott

Bernzott Capital Advisors Profit Sharing Plan	Shareholder	Bernzott

Hans Walsh	Director; Vice President; Chief Operating Officer; Chief Compliance Officer	Bernzott

Marilyn Bernzott	Owner	Bernzott

(r)	Contravisory Research & Management Corp.

The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
George E. Noonan, Jr.	Chairman	Contravisory

William M. Noonan	President & Chief Executive Officer	Contravisory

Philip A. Noonan	Chief Operating Officer	Contravisory

(s)	Horizon Asset Management, Inc.

The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Denise M. Kashey	Director	Horizon

Steven Bregman	Director; President & Chief Operations Officer	Horizon

Mark Wszolek	Chief Compliance Officer	Horizon

Name	Title	Business Connection
Peter Doyle	Director; Vice President;	Horizon

Thomas C. Ewing	Director	Horizon

Andrew M. Fishman	Chief Compliance Officer;General Counsel & Secretary	Horizon

John Meditz	Vice Chairman; Director	Horizon

Murray Stahl	Chairman; Treasurer & Chief Executive Officer	Horizon

(t)	Kinetics Asset Management, Inc.

The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bruce P. Abel	Director; Secretary	Kinetics

Lawrence P. Doyle	Chairman	Kinetics

Peter Doyle	President; CEO; Director; Chief Investment Strategist	Kinetics

Andrew M. Fishman	Chief Compliance Officer & Assistant Secretary	Kinetics

Leonid Polyakov	Director; CFO	Kinetics

James G. Doyle	Of Counsel	Kinetics

Jay Kesslen	General Counsel	Kinetics

Frank Costa	Shareholder	Kinetics

Kinetics Voting Trust	Trust is Shareholder	Kinetics

Susan C. Conway	Shareholder	Kinetics

Karen & Larry Doyle Irrevocable Trust	Shareholder	Kinetics

Karen Doyle Trust	Shareholder	Kinetics

Lawrence Doyle Trust	Shareholder	Kinetics

(u)	MetWest Asset Management, LLC (MetWest)

The following chart reflects the directors and officers of MetWest, including their business connections, which are of a substantial nature. The address of MetWest is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Tad Rivelle	Chief Investment Officer;	MetWest

David B. Lippman	Chief Executive Officer	MetWest

Laird R. Landmann	President	MetWest

Scott B. Dubchansky	Managing Director	MetWest

Bryan Whalen	Managing Director	MetWest

Mitchell Flack	Managing Director	MetWest

Stephen M. Kane	Generalist Portfolio Manager	MetWest

Joseph D. Hattesohl	Chief Financial Officer	MetWest

Anthony C. Scibelli	Director of Marketing	MetWest

Patrick A. Moore	Director of Client Service	MetWest

Keith T. Kirk	Chief Compliance Officer	MetWest

George Ristic	Chief Technology Officer	MetWest

Cal Rivelle	Chief Operating Officer	MetWest

MWAM Holdings, LLC	Member	MetWest

(v)	SSI Investment Management, Inc.

The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
John D. Gottfurcht	President	SSI

Amy J. Gottfurcht	Chairman; CEO; Secretary	SSI

George M. Douglas	Vice President; Chief Investment Officer	SSI

Syed F. Mehdi	CCO; Vice President Human Resources	SSI

(w)	TWIN Capital Management, Inc.

The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-

3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Geoffrey Gerber	President; CIO	TWIN

James D. Drake	Controller; Chief Compliance Officer	TWIN

Christopher Erfort	Senior Vice President, Portfolio Management	TWIN

James Hough	Senior Vice President, Quantitative Systems	TWIN

(x)	Yacktman Asset Management Co.

The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Donald A. Yacktman	President & Treasurer	Yacktman

Ronald W. Ball	Senior Vice President	Yacktman

Stephen A. Yacktman	Senior Vice President & Secretary	Yacktman

Jason Subotky	Vice President	Yacktman

Russell Wilkins	Vice President	Yacktman

Kent Arnett	Vice President & Chief Compliance Officer

(y)	Kovitz Investment Group, LLC.

The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mitchell A. Kovitz	Chief Executive Officer	Kovitz

Jonathan A. Shapiro	Chief Financial Officer	Kovitz

Marc S. Brenner	President, Chief Legal Officer and Chief Compliance Officer	Kovitz

Bruce A. Weininger	Vice President	Kovitz

Harold (Skip) Gianopulos, Jr.	Managing Director	Kovitz

Edward W. Edens	Director-Client Services	Kovitz

Richard P. Salerno	Director-Fixed Income	Kovitz

(z)	Mohican Financial Management, LLC.

The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Eric C. Hage	Managing Member, Chief Executive Officer & Chief Investment Officer	Mohican

Daniel C. Hage	Chief Operating Officer and Senior Trader	Mohican

(aa)	Merk Investments, LLC (“Merk”)

The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk

Kimberly Schuster	Chief Compliance Officer	Merk

	Chief Financial Officer (until 2007)	Falcon Research, Inc. Feshbach Investments, LLC Main Office: 33 N. Garden Ave., Ste. 770 Clearwater, FL 33755 CFO Office: 2762 Bayshore Parkway #1001, Mountain View, CA 94043

(bb)	Dover Investment Management LLC

The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Richard M. Fuscone	Chairman	Dover

Douglas R. Cliggott	Chief Investment Officer	Dover

Kathryn P. Beller	Chief Compliance Officer	Dover

(cc)	Alex. Brown Investment Management (“ABIM”)

The following chart reflects the directors and officers of ABIM, including their business connections, which are of a substantial nature. The address of ABIM is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael D. Hankin	President & Director	Brown; ABIM

	Director and Chief Executive Officer, Trustee	Brown Investment Advisory and Trust Company

	Director, President and Chief Executive Officer	Brown Advisory Holdings, Incorporated

David M. Churchill	Treasurer & Director	Brown; ABIM

	Treasurer and Chief Financial Officer	Brown Investment Advisory and Trust Company

	Treasurer and Chief Financial Officer	Brown Advisory Holdings, Incorporated

Patrick J. Ventura	Chief Compliance Officer	Brown; ABIM

(dd)	Liberty Street Advisors, LLC

The following chart reflects the directors and officers of Liberty Street Advisors, LLC, including their business connections, which are of a substantial nature. The address of Liberty Street Advisors, LLC is 55 Liberty Street,

New York, New York 10005, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James Celico	Chief Financial Officer	Liberty Street

Raymond Hill	Chairman	Liberty Street

Timothy Reick	CEO and Chief Compliance Officer	Liberty Street

(ee)	Spears Abacus Advisors, LLC

The following chart reflects the directors and officers of Spears Abacus Advisors LLC (“Spears Abacus”), including their business connections, which are of a substantial nature. The address of Spears Abacus is 147 E. 48th Street, New York, NY 10017, and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
William G. Spears	Chief Executive Officer;
	Principal Financial Officer Managing Partner	Spears Abacus; Spears, Grisanti & Brown, 2001-2006

Robert M. Raich	President President	Spears Abacus Abacus & Associates

Frank A. Weil	Partner Chairman	Spears Abacus Abacus & Associates

(ff)	Green Eagle Capital LLC

The following chart reflects the directors and officers of Green Eagle Capital LLC, including their business connections, which are of a substantial nature. The address of Green Eagle Capital LLC is 250 East Illinois Road, Suite 200, Lake Forest, IL 60045 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel Sperrazza	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

Glenn Migliozzi	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)

	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

(gg)	Madden Asset Management, LLC

The following chart reflects the directors and officers of Madden Asset Management, LLC, including their business connections, which are of a substantial nature. The address of Madden Asset Management, LLC is One International Place, 24th Floor, Boston, MA 02110 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Rob Madden	Managing Member	Madden Asset Management, LLC

Scott Madden	COO	Madden Asset Management, LLC

(hh)	Kingstown Capital Management, LP

The following chart reflects the directors and officers of Kingstown Capital Management, LP, including their business connections, which are of a substantial nature. The address of Kingstown Capital Management, LP, is 1270 Broadway, Suite 1009, New York, NY 10001 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected

Name	Title	Business Connection
Michael Blitzer	Managing Partner	Also Managing Partner of Kingstown Partners, LP

Guy Shanon	Managing Partner	Also Managing Partner of Kingstown Partners, LP

(ii)	Cardinal Capital Management, LLC

The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Amy K. Minella	Managing Partner	Cardinal

Eugene Fox	Managing Director	Cardinal

Robert B. Kirkpatrick	Managing Director	Cardinal

Thomas J. Spelman	Managing Director/Chief Financial Officer/Chief Compliance Officer	Cardinal

ITEM 27.	PRINCIPAL UNDERWRITERS

(a)	Foreside Fund Services, LLC, Registrant’s Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds	Monarch Funds
American Beacon Mileage Funds	PMC Funds, Series of the
American Beacon Select Funds	Trust for Professional
Bridgeway Funds, Inc.	Managers
Central Park Group Multi-Event Fund	Sound Shore Fund, Inc.
Century Capital Management Trust	Wintergreen Fund, Inc.
Forum Funds	The CNL Funds
FocusShares Trust	The Japan Fund, Inc.
Henderson Global Funds	Revenue Shares ETF Trust
Hirtle Callahan Trust	Nets Trust
Ironwood Series Trust	SPA ETF Trust

(b)	The following are officers of Foreside Fund Services, LLC, the Registrant’s Principal Underwriter. Their business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Position with Underwriter	Position with Registrant
Mark S. Redman	President	None

Nanette K. Chern	Chief Compliance Officer, Vice President	Anti-Money Laundering Compliance Officer

Richard J. Berthy	Vice President & Treasurer	None

Mark A. Fairbanks	Deputy Chief Compliance Officer, Vice President	None

Jennifer E. Hoopes	Secretary	None

(c)	Not Applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio, 43219 and at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 26 hereof.

ITEM 29.	MANAGEMENT SERVICES

Not Applicable.

ITEM 30.	UNDERTAKINGS

None.

21

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Maine, on October 28, 2008.

FORUM FUNDS

By:	/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on October 28, 2008.

(a)	Principal Executive Officer

/s/ Stacey E. Hong
Stacey E. Hong
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c) A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*

By:	/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBIT

(d)(12)	Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC is filed herewith.

(d)(27)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC is filed herewith.

(d)(28)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. is filed herewith.

(d)(29)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC is filed herewith.

(d)(30)	Sub-Advisory Agreement between Brown Investment Advisory Inc. and Munder Capital Management is filed herewith.

(e)(1)	Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers is filed herewith.

(h)(9)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC is filed herewith.

(h)(14)	Expense Limitation Agreement between Registrant and Merk Investments LLC is filed herewith.

(h)(21)	Form of Expense Limitation Agreement between Registrant and Golden Capital Management, LLC is filed herewith.

(i)	Opinion and Consent of Counsel is filed herewith.

(j)	Consent of Independent Auditor is filed herewith.

(p)(1)	Amended Code of Ethics adopted by Registrant is filed herewith.